As filed with the Securities and Exchange Commission on April 29, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
 (Exact name of registrant as specified in charter)

470 Park Avenue South
New York, NY 10016
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(800) 930-3828
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  December 31, 2014

EXPLANATORY NOTE
The Registrants are filing this amendment to their Form N-CSR for the fiscal year ended December 31, 2014, originally filed with the U.S. Securities and Exchange Commission on March 10, 2015 (SEC Accession No. 0000891804-15-000184).  The sole purpose of this filing is to replace page 19 of the Form N-CSR.

Item 1. Report to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2014

KINETICS MUTUAL FUNDS, INC.
Shareholders’ Letter

Dear Fellow Shareholders:

We are pleased to present the Kinetics Mutual Funds (“Funds”) Annual Report for the twelve-month period ended December 31, 2014. Equity markets continued to advance in 2014, marking the sixth consecutive annual gain for the S&P 500 Index (“S&P 500”), with gains in excess of 10% in five of those six years. Incremental improvement in company fundamentals and the U.S. economy surely contributed to the positive return; however, that is not to say that the fundamentals of the average S&P 500 company actually improved by this magnitude. To the contrary, we believe that valuation multiples expanded less as a function of business improvement, and more as the result of increased investor desire for perceived stability or safety. Our belief is supported by the fact that large cap stocks (as measured by the S&P 500) outperformed small cap stocks (as measured by the Russell 2000 Index) by nearly 900 basis points for the year. Horizon Kinetics LLC, parent company to Kinetics Asset Management LLC (“Kinetics”), tends to source investment ideas in higher growth companies; these tend not to be amongst the largest corporations in the economy. Thus, the market’s apparent desire for safety in 2014 was to the detriment of our annual returns. The Funds generated returns as follows during the year (No Load Class): The Paradigm Fund -0.79%, The Multi-Disciplinary Income Fund +2.46%, The Small Cap Opportunities Fund -7.28%, The Market Opportunities Fund -5.55%, The Internet Fund -0.16%, The Medical Fund +16.44%, The Alternative Income Fund +1.50% and The Global Fund -11.89%. This compares to returns of +13.69% for the S&P 500, +4.89% for the Russell 2000 Index, +1.12% for the Barclays 1-3 year U.S. Credit Bond Index, +5.97% for the Barclays U.S. Aggregate Bond Index, and +4.16% for the MSCI All Country World Index.

We attempt to achieve long-term investment returns that are attractive on an absolute basis, while also outperforming our respective peer investors and reference benchmarks. In order to accomplish these objectives, we utilize a repeatable investment process that we believe will unearth excellent companies that are trading at inexpensive valuations. However, unlike many of our peer investors, we do not begin our investment search by evaluating the benchmark index constituents. In fact, we believe that there is considerable value in looking beyond such companies. Our process has been very effective over the long term, but no single investment strategy can reasonably be expected to outperform during every environment. The current environment has proven to be challenging for our strategies, but we view the factors driving this dislocation as temporary in nature. Accordingly, we have no intention of altering our process, and we continue to believe in the investments of our Funds.

The trend toward passive investment continues unabated: in 2014, investors withdrew $55 billion from conventional mutual funds while investing $140 billion into exchange-traded funds (“ETFs”). In the short term, these fund flows result in inflated valuations for the companies that comprise the respective indexes. To the extent that the redeemed active managers own companies that are not included in the indexes, the process also has the result of compressing the valuations of those companies. Of course, there is a natural temptation to follow these trends and ride the index companies higher. However; the duration, magnitude and timing of this trend remain to be seen. In our opinion, the largest weights in many of the major indexes appear to be trading at extended valuations which, though supported by flows into ETFs in the near term, do not seem to be sustainable in the face of slowing top-line growth, among other obstacles. Timing the markets is not a viable strategy, in our view. Furthermore, we are comfortable investing where others are not; in fact, that is our preference. We are happy to allocate assets to companies that we believe will compound shareholder value over an extended horizon, though patience may be required for the stock price of such companies to reflect their intrinsic value.

Shareholders can continue to access additional information from our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, conference call transcripts, newsflashes, recent performance data, and online access to account information.

Kinetics offers the following funds to investors:

The Paradigm Fund focuses on companies that we believe are valued attractively and currently have, or are expected to soon have, sustainable high business returns. The Fund has produced attractive risk adjusted returns since its inception, while maintaining amongst the lowest turnover rates in the industry. The Fund is Kinetics’ flagship fund.

The Multi-Disciplinary Income Fund seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may cause the manager to purchase equity securities.

The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that we believe have the potential for rewarding long-term investment results. The same investment fundamentals employed by The Paradigm Fund are used to identify such opportunities.

The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, the Fund is likely to have heightened volatility.

The Internet Fund is a sector fund that focuses on companies engaged in the evolution of internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Fund is not designed to be a major component of one’s equity exposure. More recently, this Fund has been focusing on content companies, which we believe will be the winners in the next generation of Internet development.

The Global Fund is focused on selecting long life cycle international companies that we believe can generate long-term wealth through their business operations. This Fund is presently identifying exciting opportunities in the more developed markets.

The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges and credit card processors, or companies that act as facilitators, such as gaming companies, airports and publicly-traded toll roads.

The Alternative Income Fund seeks to provide current income and gains, with a secondary objective of obtaining long-term growth of capital. The Fund utilizes stock options and fixed-income investments and seeks to generate a total return that exceeds most short-term U.S. fixed income indexes, with limited market value variability.

The Kinetics Investment Team

KINETICS MUTUAL FUNDS, INC.
Investment Commentary

Dear Fellow Shareholders,

The aggregate amount of resources that investors allocate to equity investing is ostensibly limitless. Consider that Blackrock, Inc., the largest asset management company in the world, oversees more than $4.5 trillion of capital, has a market capitalization of over $80 billion and has over 12,000 employees. Over the twelve-month period ended September 30, 2014, Blackrock recorded nearly $7 billion of expenses related to its asset management business. If investment returns were determined simply by the amount of resources dedicated to the process, there would be no reason to look beyond Blackrock. However, time has shown that size and resources are not very predictive of superior investment returns. In fact, many of the largest managers, with the greatest amount of resources available, tend to generate returns that are not materially different from their respective benchmark indexes. This is logical, as most managers begin their investment process by evaluating the reference benchmark and selecting from companies within it for investment. This is particularly true for managers that cater to large institutions. There is very little potential for these managers to add value by attempting to emulate more traditional investment processes. The same applies within the context of lower cost exchange traded fund (ETF) alternatives, which provide very similar exposure to their benchmarks, as well as to the indexes which they seek to track. An investor who tries to outperform a benchmark by selecting amongst its components is all but guaranteed to have very high correlation to said benchmark and is unlikely to deviate in any material way in terms of performance. Perhaps this is a sound business strategy for asset retention, but surely not for superior investment results.

Why would we wish to emulate an index that can be recreated at nearly zero cost, or attempt to compete with managers the size of Blackrock? A far more attractive alternative, in our opinion, is to find securities that are not included in the indexes, and hence, are largely ignored by most investors. As a function of not belonging to an index, many of these businesses are priced at material discounts to comparable companies included in the indexes. To the extent that fundamentals—not fund flows or sentiment—drive long-term security prices, we believe that the discounts at which these companies trade are not permanent. It seems all but certain that other investors recognize this valuation divide, but most ignore the opportunity that we are embracing due to the lack of a perceived catalyst. We believe that the uncertainty regarding the timing of an investment’s payout is critical to the undervaluation of its shares; we refer to this as the “equity yield curve.” Historically, our portfolios have been populated by companies that are at various stages of the equity yield curve; hence, performance is smoother than one might expect. However, there are periods when these dynamics do not materialize smoothly; hence, we can experience considerable deviations from index returns (both positive and negative).

Horizon Kinetics LLC, parent company to Kinetics Asset Management LLC, has followed, through its subsidiary investment advisers, a very similar investment process dating back to its subsidiaries’ inception over 20 years ago. This is important, as the process has not changed as a result of indexation, but it has always led us to investments in companies that are overlooked by most investors. For example, spin-off securities have historically traded at a discount because institutional investors did not care to understand the spun-off business and simply sold without any analysis. One might hypothesize that this opportunity is no longer available as investors have become more sophisticated and information more widely disseminated, but we believe the inverse is true; spin-off pricing remains inefficient due to index rules that tend to underweight or exclude spin-offs. Owner-operators are a similar example, as these companies are undervalued due to a limited share float, making the companies unattractive to indexes and large institutional investors. Prior to the recent market share gains by ETFs and index investing, owner operators were frequently valued at a premium to the overall market, and deservedly so. Why not pay a premium for a superior capital allocator? Though such companies have always been represented in the portfolios, we would have owned more of them historically had they been available at the low valuation multiples that exist now.

Ultimately, the investment team at Horizon Kinetics attempts to purchase good or great businesses at a fair or low valuation multiple. However, good and great businesses are seldom available at attractive prices; thus, we look for areas that are prone to structural, inefficient pricing. The previously mentioned owner-operators and spin-offs are but two examples of many predictive attributes for such mispricing and future performance. As a result of investing so differently from common practice, we recognize that there will be periods of both considerable outperformance and underperformance, but we believe that over the long term, our cumulative performance will be superior to any reference benchmark. In our belief, it is very hard to foresee a scenario where the large and fully valued S&P 500 Index constituent companies outperform our portfolios over the long term, and we view the current performance as an anomaly and a buying opportunity.

We believe that our investment process, complete with conservative assessments and high discount rates, embeds an attractive risk/reward profile in the investments. For investors who may be even more risk averse (compared to our high hurdle discount rates), we urge these individuals to consider our option income strategies, which seek to provide equity-like returns, with lowered realized volatility and greater downside protection. In our opinion, these strategies offer benefits compared to conventional yield-oriented strategies such as traditional bonds, leveraged loans, real estate investment trusts, and master limited partnerships.

Disclosure

This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.

International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.

Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.

Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi-Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities that entail greater than ordinary investment risk.

As non-diversified Funds [except The Global Fund and The Multi-Disciplinary Income Fund] the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.

The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The Nasdaq Composite (NASDAQ) and the Standard & Poor’s 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.

Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.

For more information, log onto www.kineticsfunds.com. January 1, 2015 — Kinetics Asset Management LLC®

How a $10,000 Investment Has Grown:

The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two or more representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.

The S&P 500 Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

The NASDAQ Composite Index — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

The MSCI ACWI (All Country World Index) Index — is a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2, 2014, the MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The

emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds’ portfolios. It is not possible to directly invest in an index.

The Russell 2000® Index — is a subset of the Russell 3000 Index® representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The securities that compromise the Russell 2000 may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE® may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The Barclays U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Barclays U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

The Barclays U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Funds’ portfolio. It is not possible to directly invest in an index.

CBOE S&P 500 BuyWrite Index (BXM) — is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500. The securities that comprise the CBOE S&P 500 BuyWrite Index may differ substantially from the securities in the Fund’s portfolio. It is not possible to directly invest in an index.

CBOE S&P 500 PutWrite Index (PUT) — is a benchmark index designed to track the performance of a passive program that sells near-term, at-the-money S&P 500 Index puts. The securities that comprise the CBOE S&P 500 PutWrite Index may differ substantially from the securities in the Fund’s portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2004 — December 31, 2014

	Ended 12/31/2014
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	-0.16%	-0.41%	-6.14%	-0.86%	13.69%	13.40%
Five Years	16.09%	15.81%	14.45%	15.24%	15.45%	15.85%
Ten Years	10.15%	9.99%	9.34%	N/A	7.67%	8.09%
Since Inception
No Load Class
(10/21/96)	15.40%	N/A	N/A	N/A	8.00%	7.66%
Since Inception
Advisor
Class A
(4/26/01)	N/A	7.74%	7.28%	N/A	5.88%	6.37%
Since Inception
Advisor
Class C
(2/16/07)	N/A	N/A	N/A	10.12%	6.78%	8.48%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2004 — December 31, 2014

	Ended 12/31/2014
		Advisor	Advisor
	No Load	Class A	Class A	Advisor
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	MSCI ACWI
One Year	-11.89%	-11.93%	-17.02%	-12.53%	13.69%	4.16%
Five Years	7.26%	7.05%	5.79%	6.46%	15.45%	9.17%
Ten Years	3.86%	N/A	N/A	N/A	7.67%	6.09%
Since Inception
No Load Class
(12/31/99)	-2.53%	N/A	N/A	N/A	4.24%	3.26%
Since Inception
Advisor
Class A
(5/19/08)	N/A	3.33%	2.41%	N/A	8.04%	2.96%
Since Inception
Advisor
Class C
(5/19/08)	N/A	N/A	N/A	2.71%	8.04%	2.96%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2004 — December 31, 2014

	Ended 12/31/2014
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	MSCI ACWI
One Year	-0.79%	-1.04%	-6.73%	-1.54%	-0.61%	13.69%	4.16%
Five Years	11.86%	11.59%	10.28%	11.02%	12.07%	15.45%	9.17%
Ten Years	7.60%	7.29%	6.66%	6.75%	N/A	7.67%	6.09%
Since Inception
No Load Class
(12/31/99)	9.23%	N/A	N/A	N/A	N/A	4.24%	3.26%
Since Inception
Advisor Class A
(4/26/01)	N/A	9.53%	9.06%	N/A	N/A	5.88%	5.30%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	9.74%	N/A	8.20%	7.44%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	7.74%	8.05%	6.44%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2004 — December 31, 2014

	Ended 12/31/2014
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	16.44%	16.15%	9.48%	15.54%	13.69%	13.40%
Five Years	15.71%	15.43%	14.07%	14.84%	15.45%	15.85%
Ten Years	10.46%	10.21%	9.55%	N/A	7.67%	8.09%
Since Inception
No Load Class
(9/30/99)	10.47%	N/A	N/A	N/A	5.12%	3.64%
Since Inception
Advisor Class A
(4/26/01)	N/A	6.63%	6.18%	N/A	5.88%	6.37%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	10.12%	6.78%	8.48%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2004 — December 31, 2014

	Ended 12/31/2014
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Russell 2000	S&P 500
One Year	-7.28%	-7.54%	-12.85%	-7.97%	-7.12%	4.89%	13.69%
Five Years	12.99%	12.71%	11.38%	12.15%	13.21%	15.55%	15.45%
Ten Years	7.87%	7.59%	6.95%	N/A	N/A	7.77%	7.67%
Since Inception
No Load Class
(3/20/00)	10.16%	N/A	N/A	N/A	N/A	6.86%	4.35%
Since Inception
Advisor Class A
(12/31/01)	N/A	8.22%	7.73%	N/A	N/A	8.61%	6.72%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	3.30%	N/A	6.50%	6.78%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	7.54%	8.07%	7.89%

(1) Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
January 31, 2006 — December 31, 2014

	Ended 12/31/2014
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	MSCI EAFE
One Year	-5.55%	-5.74%	-11.14%	-6.24%	-5.36%	13.69%	-4.90%
Five Years	10.81%	10.56%	9.26%	10.01%	11.05%	15.45%	5.33%
Since Inception
No Load Class
(1/31/06)	7.05%	N/A	N/A	N/A	N/A	7.75%	2.81%
Since Inception
Advisor Class A
(1/31/06)	N/A	6.79%	6.09%	N/A	N/A	7.75%	2.81%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	3.68%	N/A	6.78%	0.39%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	4.70%	8.04%	-0.42%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

The Alternative Income Fund
June 29, 2007 — December 31, 2014

	Ended 12/31/2014
						Barclays
						U.S. 1-3	Barclays
		Advisor	Advisor			Year	U.S.
	No Load	Class A	Class A	Advisor	Institutional	Credit	Aggregate
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Index	Bond Index
One Year	1.50%	1.24%	-4.57%	0.74%	1.72%	1.12%	5.97%
Five Years	1.27%	1.02%	-0.17%	0.55%	1.54%	2.42%	4.45%
Since Inception
No Load Class
(6/29/07)	-0.64%	N/A	N/A	N/A	N/A	3.64%	5.25%
Since Inception
Advisor Class A
(6/29/07)	N/A	-0.88%	-1.66%	N/A	N/A	3.64%	5.25%
Since Inception
Advisor Class C
(6/29/07)	N/A	N/A	N/A	-1.37%	N/A	3.64%	5.25%
Since Inception
Institutional Class
(6/29/07)	N/A	N/A	N/A	N/A	-0.38%	3.64%	5.25%

(1)  Reflects front-end sales charge of 5.75%.

Returns for periods greater than one year are average total returns.

This insert is a supplement that replaces page 19 of the
12/31/2014 Kinectics Annual Report

The Multi-Disciplinary Income Fund
February 11, 2008 — December 31, 2014

	Ended 12/31/2014
			Advisor
		Advisor	Class A
	No Load	Class A	(Load	Advisor	Institutional
	Class	(No Load)	Adjusted)	Class C	Class
One Year	2.46%	2.17%	-3.71%	1.61%	2.61%
Five Years	6.91%	6.65%	5.39%	6.10%	7.11%
Since Inception No Load Class (2/11/08)	5.14%	N/A	N/A	N/A	N/A
Since Inception Advisor Class A (2/11/08)	N/A	4.88%	3.99%	N/A	N/A
Since Inception Advisor Class C (2/11/08)	N/A	N/A	N/A	4.35%	N/A
Since Inception Institutional Class (2/11/08)	N/A	N/A	N/A	N/A	5.34%

					Barclays
				Barclays	U.S.
				U.S.	Corporate
				Aggregate	High
	S&P	CBOE	CBOE	Bond	Yield
	500	Buy	Put	Index*	Index*
One Year	13.69%	5.64%	6.38%	5.97%	2.45%
Five Years	15.45%	7.09%	8.37%	4.45%	9.03%
Since Inception No Load Class (2/11/08)	8.81%	4.42%	6.26%	4.60%	9.32%
Since Inception Advisor Class A (2/11/08)	8.81%	4.42%	6.26%	4.60%	9.32%
Since Inception Advisor Class C (2/11/08)	8.81%	4.42%	6.26%	4.60%	9.32%
Since Inception Institutional Class (2/11/08)	8.81%	4.42%	6.26%	4.60%	9.32%

(1) Reflects front-end sales charge of 5.75%.

* Effective April 30, 2014, the Barclays U.S. Aggregate Bond Index and Barclays U.S. Corporate High Yield Index have replaced the S&P 500 Index, CBOE Buy Index, and CBOE Put Index as more appropriate comparative indexes for the Multi-Disciplinary Income Fund.

Returns for periods greater than one year are average total returns.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example
December 31, 2014

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (each a “Feeder Fund” and collectively the “Feeder Funds”), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2014 and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The first line item of the table below provides information about actual account values and actual expenses before and after expense reimbursement. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a “Master Portfolio”, and together the “Master Portfolios”), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio’s expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Feeder Fund and any other Feeder Fund. The Feeder Funds’ transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Feeder Funds. The Feeder Funds’ transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Feeder Funds to help offset transaction costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders as described in the Feeder Funds’ prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2014

You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line item of the table below provides information about hypothetical account values and hypothetical expenses before and after expense reimbursements based on the Feeder Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one’s ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. If these transactional costs had been included, one’s costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2014

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/14 to
	(7/1/14)	(12/31/14)	Ratio	12/31/14)
The Internet Fund
No Load Class Actual	$1,000.00	$1,022.70	1.79%	$9.13
No Load Class Hypothetical (5% return
before expenses)	$1,000.00	$1,016.18	1.79%	$9.10
Advisor Class A Actual	$1,000.00	$1,021.30	2.04%	$10.39
Advisor Class A Hypothetical (5% return
before expenses)	$1,000.00	$1,014.92	2.04%	$10.36
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,019.40	2.54%	$12.93
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,012.40	2.54%	$12.88

The Global Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$857.00	1.39%	$6.51
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$856.50	1.64%	$7.67
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$854.40	2.14%	$10.00
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2014

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/14 to
	(7/1/14)	(12/31/14)	Ratio	12/31/14)
The Paradigm Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$948.00	1.64%	$8.05
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$946.70	1.89%	$9.27
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$944.00	2.39%	$11.71
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — after
expense reimbursement	$1,000.00	$948.80	1.44%	$7.07
Institutional Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Medical Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$1,061.80	1.39%	$7.22
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$1,060.50	1.64%	$8.52
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$1,057.90	2.14%	$11.10
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2014

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/14 to
	(7/1/14)	(12/31/14)	Ratio	12/31/14)
The Small Cap Opportunities Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$893.20	1.64%	$7.83
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$892.00	1.89%	$9.01
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$889.60	2.39%	$11.38
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — after
expense reimbursement	$1,000.00	$894.10	1.44%	$6.87
Institutional Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

The Market Opportunities Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$939.70	1.64%	$8.02
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$938.90	1.89%	$9.24
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$936.60	2.39%	$11.67
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual — after
expense reimbursement	$1,000.00	$940.60	1.44%	$7.04
Institutional Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2014

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/14 to
	(7/1/14)	(12/31/14)	Ratio	12/31/14)
The Alternative Income Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$988.70	0.95%	$4.76
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,020.41	0.95%	$4.84
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$987.30	1.20%	$6.01
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,019.15	1.20%	$6.11
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$985.00	1.70%	$8.51
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.63	1.70%	$8.64
Institutional Class Actual — after
expense reimbursement	$1,000.00	$989.80	0.75%	$3.76
Institutional Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,021.42	0.75%	$3.82

The Multi-Disciplinary Income Fund
No Load Class Actual — after
expense reimbursement	$1,000.00	$976.80	1.49%	$7.42
No Load Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,017.69	1.49%	$7.58
Advisor Class A Actual — after
expense reimbursement	$1,000.00	$975.30	1.74%	$8.66
Advisor Class A Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,016.43	1.74%	$8.84
Advisor Class C Actual — after
expense reimbursement	$1,000.00	$972.90	2.24%	$11.14
Advisor Class C Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual — after
expense reimbursement	$1,000.00	$977.40	1.29%	$6.43
Institutional Class Hypothetical (5% return
before expenses) — after
expense reimbursement	$1,000.00	$1,018.70	1.29%	$6.56

Note:	Each Feeder Fund records its proportionate share of the respective Master Portfolio’s expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Feeder Fund’s annualized expense ratio before expense reimbursement and after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2014

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$157,526,615	$8,872,053
Receivable from Adviser	—	7,861
Receivable for Master Portfolio interest sold	215,488	—
Receivable for Fund shares sold	24,774	37
Prepaid expenses and other assets	20,535	15,070
Total Assets	157,787,412	8,895,021
LIABILITIES:
Payable for Master Portfolio interest purchased	—	36
Payable to Directors	2,560	165
Payable to Chief Compliance Officer	192	14
Payable for Fund shares repurchased	240,262	—
Payable for shareholder servicing fees	33,586	1,895
Payable for distribution fees	3,654	2,715
Accrued expenses and other liabilities	59,049	13,532
Total Liabilities	339,303	18,357
Net Assets	$157,448,109	$8,876,664
NET ASSETS CONSIST OF:
Paid in capital	$72,348,653	$7,617,222
Accumulated net investment income	153,826	15,403
Accumulated net realized gain (loss) on investments and foreign currency	3,563,235	(75,822)
Net unrealized appreciation on:
Investments and foreign currency	81,382,395	1,319,861
Net Assets	$157,448,109	$8,876,664
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$151,199,801	$6,770,943
Shares outstanding	2,696,030	1,271,135
Net asset value per share (offering price and redemption price)	$56.08	$5.33
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$5,142,847	$497,376
Shares outstanding	94,340	93,650
Net asset value per share (redemption price)	$54.51	$5.31
Offering price per share ($54.51 divided by .9425 and $5.31 divided by .9425)	$57.84	$5.63
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$1,105,461	$1,608,345
Shares outstanding	21,338	311,813
Net asset value per share (offering price and redemption price)	$51.81	$5.16

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2014

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$1,176,068,317	$27,084,066
Receivable from Adviser	20,839	13,566
Receivable for Master Portfolio interest sold	3,382,941	12,495
Receivable for Fund shares sold	1,405,661	552
Prepaid expenses and other assets	41,796	14,189
Total Assets	1,180,919,554	27,124,868
LIABILITIES:
Payable to Directors	19,797	401
Payable to Chief Compliance Officer	1,340	33
Payable for Fund shares repurchased	4,788,602	13,047
Payable for shareholder servicing fees	194,889	5,749
Payable for distribution fees	375,380	3,840
Accrued expenses and other liabilities	237,076	16,681
Total Liabilities	5,617,084	39,751
Net Assets	$1,175,302,470	$27,085,117
NET ASSETS CONSIST OF:
Paid in capital	$1,533,328,312	$16,189,992
Accumulated net investment income (loss)	(7,237,393)	67,272
Accumulated net realized gain (loss) on investments and foreign currency	(747,781,728)	272,190
Net unrealized appreciation on:
Investments and foreign currency	396,993,279	10,555,663
Net Assets	$1,175,302,470	$27,085,117
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$521,737,954	$21,876,078
Shares outstanding	15,310,812	713,265
Net asset value per share (offering price and redemption price)	$34.08	$30.67
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$171,958,387	$4,578,294
Shares outstanding	5,150,425	154,099
Net asset value per share (redemption price)	$33.39	$29.71
Offering price per share ($33.39 divided by .9425 and $29.71 divided by .9425)	$35.43	$31.52
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$135,332,700	$630,745
Shares outstanding	4,244,622	21,637
Net asset value per share (offering price and redemption price)	$31.88	$29.15
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$346,273,429	N/A
Shares outstanding	10,159,663	N/A
Net asset value per share (offering price and redemption price)	$34.08	N/A

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2014

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$353,117,149	$54,360,074
Receivable from Adviser	32,303	12,667
Receivable for Master Portfolio interest sold	—	91,206
Receivable for Fund shares sold	1,860,621	10,005
Prepaid expenses and other assets	49,719	27,295
Total Assets	355,059,792	54,501,247
LIABILITIES:
Payable for Master Portfolio interest purchased	748,964	—
Payable to Directors	6,355	983
Payable to Chief Compliance Officer	445	62
Payable for Fund shares repurchased	1,111,657	101,211
Payable for shareholder servicing fees	65,981	11,254
Payable for distribution fees	27,013	15,005
Accrued expenses and other liabilities	78,890	21,122
Total Liabilities	2,039,305	149,637
Net Assets	$353,020,487	$54,351,610
NET ASSETS CONSIST OF:
Paid in capital	$455,787,003	$63,750,870
Accumulated net investment loss	(1,564,310)	(616,233)
Accumulated net realized loss on investments and foreign currency	(137,851,807)	(21,552,662)
Net unrealized appreciation on:
Investments and foreign currency	36,649,601	12,769,635
Net Assets	$353,020,487	$54,351,610
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$251,109,571	$37,317,873
Shares outstanding	6,749,305	2,237,115
Net asset value per share (offering price and redemption price)	$37.21	$16.68
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$25,591,125	$8,816,721
Shares outstanding	702,431	531,386
Net asset value per share (redemption price)	$36.43	$16.59
Offering price per share ($36.43 divided by .9425 and $16.59 divided by .9425)	$38.65	$17.60
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$12,928,160	$5,108,596
Shares outstanding	364,493	314,646
Net asset value per share (offering price and redemption price)	$35.47	$16.24
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$63,391,631	$3,108,420
Shares outstanding	1,687,279	185,079
Net asset value per share (offering price and redemption price)	$37.57	$16.80

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2014

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$38,115,285	$135,378,346
Receivable from Adviser	29,176	35,614
Receivable for Master Portfolio interest sold	—	73,373
Receivable for Fund shares sold	147,652	258,269
Prepaid expenses and other assets	17,314	31,113
Total Assets	38,309,427	135,776,715
LIABILITIES:
Payable for Master Portfolio interest purchased	80,473	—
Payable to Directors	536	1,924
Payable to Chief Compliance Officer	23	100
Payable for Fund shares repurchased	67,179	331,642
Payable for shareholder servicing fees	3,716	11,431
Payable for distribution fees	5,300	20,695
Accrued expenses and other liabilities	16,395	31,329
Total Liabilities	173,622	397,121
Net Assets	$38,135,805	$135,379,594
NET ASSETS CONSIST OF:
Paid in capital	$45,287,894	$138,223,503
Accumulated net investment loss	—	(845,286)
Accumulated net realized gain (loss) on investments and foreign currency	(7,588,529)	623,497
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(95,442)	(3,625,646)
Written option contracts	531,882	1,003,526
Net Assets	$38,135,805	$135,379,594
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$8,201,899	$10,105,374
Shares outstanding	92,091	936,406
Net asset value per share (offering price and redemption price)	$89.06	$10.79
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$1,554,083	$12,281,404
Shares outstanding	17,523	1,142,852
Net asset value per share (redemption price)	$88.69	$10.75
Offering price per share ($88.69 divided by .9425 and $10.75 divided by .9425)	$94.10	$11.41
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$1,505,632	$10,402,692
Shares outstanding	17,386	976,618
Net asset value per share (offering price and redemption price)	$86.60	$10.65
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$26,874,191	$102,590,124
Shares outstanding	298,133	9,482,593
Net asset value per share (offering price and redemption price)	$90.14	$10.82

*	Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2014

	The Internet	The Global
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$689,583	$74,932
Interest	948	454
Income from securities lending	39,420	39,953
Expenses allocated from Master Portfolio	(2,211,086)	(171,423)
Net investment loss from Master Portfolio	(1,481,135)	(56,084)
EXPENSES:
Distribution fees — Advisor Class A	12,828	3,180
Distribution fees — Advisor Class C	8,362	12,080
Shareholder servicing fees — Advisor Class A	12,828	3,180
Shareholder servicing fees — Advisor Class C	2,788	4,027
Shareholder servicing fees — No Load Class	397,634	19,604
Transfer agent fees and expenses	146,328	20,472
Reports to shareholders	32,820	2,806
Administration fees	54,438	5,210
Professional fees	17,177	8,545
Directors’ fees	7,099	558
Chief Compliance Officer fees	2,000	136
Registration fees	46,139	43,206
Fund accounting fees	8,272	578
Other expenses	7,898	467
Total expenses	756,611	124,049
Less, expense reimbursement	—	(131,153)
Net expenses	756,611	(7,104)
Net investment loss	(2,237,746)	(48,980)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	10,595,537	318,071
Net change in unrealized depreciation of:
Investments and foreign currency	(9,484,952)	(1,488,285)
Net gain (loss) on investments	1,110,585	(1,170,214)
Net decrease in net assets resulting from operations	$(1,127,161)	$(1,219,194)
† Net of foreign taxes withheld of:	$1,416	$11,796

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2014

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$5,712,887	$443,645
Interest	42,724	195
Income from securities lending	2,045,419	44,575
Expenses allocated from Master Portfolio	(16,826,951)	(371,663)
Net investment income (loss) from Master Portfolio	(9,025,921)	116,752
EXPENSES:
Distribution fees — Advisor Class A	499,393	11,364
Distribution fees — Advisor Class C	1,052,238	4,324
Shareholder servicing fees — Advisor Class A	499,393	11,364
Shareholder servicing fees — Advisor Class C	350,746	1,441
Shareholder servicing fees — No Load Class	1,449,572	53,095
Shareholder servicing fees — Institutional Class	682,664	—
Transfer agent fees and expenses	310,790	26,646
Reports to shareholders	176,724	4,683
Administration fees	416,215	8,618
Professional fees	81,996	9,429
Directors’ fees	61,109	1,219
Chief Compliance Officer fees	15,698	325
Registration fees	83,897	43,165
Fund accounting fees	64,756	1,339
Other expenses	52,960	1,105
Total expenses	5,798,151	178,117
Less, expense waiver for Institutional Class shareholder servicing fees	(511,998)	—
Less, expense reimbursement	(560,155)	(167,683)
Net expenses	4,725,998	10,434
Net investment income (loss)	(13,751,919)	106,318
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	36,331,414	723,512
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,558,560)	3,048,505
Net gain on investments	4,772,854	3,772,017
Net increase (decrease) in net assets resulting from operations	$(8,979,065)	$3,878,335
† Net of foreign taxes withheld of:	$211,076	$32,954

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2014

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$2,161,951	$604,699
Interest	5,315	1,044
Income from securities lending	874,397	82,356
Expenses allocated from Master Portfolio	(5,412,883)	(876,989)
Net investment loss from Master Portfolio	(2,371,220)	(188,890)
EXPENSES:
Distribution fees — Advisor Class A	74,524	26,085
Distribution fees — Advisor Class C	91,411	41,972
Shareholder servicing fees — Advisor Class A	74,524	26,085
Shareholder servicing fees — Advisor Class C	30,470	13,991
Shareholder servicing fees — No Load Class	795,055	111,730
Shareholder servicing fees — Institutional Class	90,523	4,982
Transfer agent fees and expenses	94,681	27,886
Reports to shareholders	69,091	7,619
Administration fees	132,079	22,288
Professional fees	33,435	11,630
Directors’ fees	23,543	2,990
Chief Compliance Officer fees	5,367	760
Registration fees	108,700	59,800
Fund accounting fees	21,613	3,207
Other expenses	12,963	2,766
Total expenses	1,657,979	363,791
Less, expense waiver for Institutional Class shareholder servicing fees	(67,891)	(3,737)
Less, expense reimbursement	(280,908)	(137,265)
Net expenses	1,309,180	222,789
Net investment loss	(3,680,400)	(411,679)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	22,542,735	4,069,744
Net change in unrealized depreciation of:
Investments and foreign currency	(47,300,796)	(7,185,651)
Net loss on investments	(24,758,061)	(3,115,907)
Net decrease in net assets resulting from operations	$(28,438,461)	$(3,527,586)
† Net of foreign taxes withheld of:	$22,574	$16,987

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2014

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$67,123	$927,945
Interest	181,096	4,106,230
Income from securities lending	5,066	30,997
Expenses allocated from Master Portfolio	(378,101)	(1,566,194)
Net investment income (loss) from Master Portfolio	(124,816)	3,498,978
EXPENSES:
Distribution fees — Advisor Class A	7,673	57,683
Distribution fees — Advisor Class C	11,679	84,928
Shareholder servicing fees — Advisor Class A	7,673	57,683
Shareholder servicing fees — Advisor Class C	3,893	28,309
Shareholder servicing fees — No Load Class	30,889	47,913
Shareholder servicing fees — Institutional Class	28,298	122,026
Transfer agent fees and expenses	23,722	33,566
Reports to shareholders	2,891	20,919
Administration fees	10,061	41,158
Professional fees	9,650	14,577
Directors’ fees	1,580	5,336
Chief Compliance Officer fees	373	1,347
Registration fees	53,413	67,696
Fund accounting fees	1,514	5,510
Other expenses	993	4,035
Total expenses	194,302	592,686
Less, expense waiver for Institutional Class shareholder servicing fees	(21,224)	(91,519)
Less, expense reimbursement	(264,378)	(339,600)
Net expenses	(91,300)	161,567
Net investment income (loss)	(33,516)	3,337,411
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(43,800)	(849,503)
Written option contracts expired or closed	510,712	2,702,004
Long term realized gain distributions received from other investment companies	3,924	68,030
Net change in unrealized depreciation of:
Investments and foreign currency	(37,188)	(905,124)
Written option contracts	(71,739)	(2,322,399)
Net gain (loss) on investments	361,909	(1,306,992)
Net increase in net assets resulting from operations	$328,393	$2,030,419

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$(2,237,746)	$(2,263,838)	$(48,980)	$8,809
Net realized gain on sale of investments
and foreign currency	10,595,537	11,540,964	318,071	66,904
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(9,484,952)	52,880,805	(1,488,285)	2,169,965
Net increase (decrease) in net assets
resulting from operations	(1,127,161)	62,157,931	(1,219,194)	2,245,678
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	—	(9,185)
Net realized gains	(8,004,471)	(8,399,207)	(712)	—
Total distributions	(8,004,471)	(8,399,207)	(712)	(9,185)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	—	(2,107)
Net realized gains	(281,407)	(264,840)	(52)	—
Total distributions	(281,407)	(264,840)	(52)	(2,107)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	—	(1,648)
Net realized gains	(63,160)	(47,335)	(175)	—
Total distributions	(63,160)	(47,335)	(175)	(1,648)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	13,300,316	26,409,652	1,083,377	3,089,656
Redemption fees	14,113	4,961	77	68
Proceeds from shares issued to holders
in reinvestment of dividends	7,733,943	8,096,254	679	8,850
Cost of shares redeemed	(33,117,579)	(69,661,189)	(2,073,922)	(1,183,302)
Net increase (decrease) in net assets
resulting from capital share
transactions	(12,069,207)	(35,150,322)	(989,789)	1,915,272
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	2,906,101	4,387,670	726,190	1,186,661
Redemption fees	277	550	1,415	40
Proceeds from shares issued to holders
in reinvestment of dividends	149,179	221,753	30	1,866
Cost of shares redeemed	(3,086,613)	(1,362,298)	(2,164,173)	(576,135)
Net increase (decrease) in net assets
resulting from capital share
transactions	(31,056)	3,247,675	(1,436,538)	612,432

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	$588,707	$604,756	$384,348	$914,460
Redemption fees	487	—	40	—
Proceeds from shares issued to holders
in reinvestment of dividends	54,872	35,987	168	1,580
Cost of shares redeemed	(369,965)	(34,603)	(81,376)	(2,000)
Net increase in net assets resulting
from capital share transactions	274,101	606,140	303,180	914,040
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	(21,302,361)	22,150,042	(3,343,280)	5,674,482
NET ASSETS:
Beginning of year	178,750,470	156,600,428	12,219,944	6,545,462
End of year*	$157,448,109	$178,750,470	$8,876,664	$12,219,944
* Including undistributed net investment
income (loss) of:	$153,826	$108,097	$15,403	$(28,646)
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	231,907	525,397	185,397	584,835
Shares issued in reinvestments of
dividends and distributions	136,932	137,016	128	1,468
Shares redeemed	(580,533)	(1,345,154)	(352,745)	(224,143)
Net increase (decrease) in shares
outstanding	(211,694)	(682,741)	(167,220)	362,160
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	51,935	83,265	123,524	208,374
Shares issued in reinvestments of
dividends and distributions	2,719	3,845	5	310
Shares redeemed	(55,495)	(24,534)	(359,935)	(110,866)
Net increase (decrease) in shares
outstanding	(841)	62,576	(236,406)	97,818
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	10,790	12,031	67,992	175,531
Shares issued in reinvestments of
dividends and distributions	1,052	652	32	269
Shares redeemed	(6,992)	(731)	(14,611)	(347)
Net increase in shares
outstanding	4,850	11,952	53,413	175,453

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$(13,751,919)	$(6,330,819)	$106,318	$(13,040)
Net realized gain (loss) on sale of
investments and foreign currency	36,331,414	950,246	723,512	(340,728)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(31,558,560)	384,565,800	3,048,505	8,683,292
Net increase (decrease) in net assets
resulting from operations	(8,979,065)	379,185,227	3,878,335	8,329,524
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	(3,649,194)	—	(47,302)
Net realized gains	—	—	(33,693)	(118,630)
Total distributions	—	(3,649,194)	(33,693)	(165,932)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	(958,523)	—	(4,406)
Net realized gains	—	—	(7,270)	(22,398)
Total distributions	—	(958,523)	(7,270)	(26,804)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	(111,115)	—	(632)
Net realized gains	—	—	(1,021)	(3,216)
Total distributions	—	(111,115)	(1,021)	(3,848)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	—	(2,547,950)	N/A	N/A
Total distributions	—	(2,547,950)	N/A	N/A
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	79,013,052	128,552,091	2,139,812	5,499,559
Redemption fees	10,973	28,908	1,600	2,309
Proceeds from shares issued to holders
in reinvestment of dividends	—	3,421,586	33,284	163,327
Cost of shares redeemed	(151,816,953)	(129,139,004)	(3,940,694)	(6,191,262)
Net increase (decrease) in net assets
resulting from capital share
transactions	(72,792,928)	2,863,581	(1,765,998)	(526,067)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$42,819,434	$41,783,343	$2,048,708	$2,015,743
Redemption fees	2,758	4,446	374	962
Proceeds from shares issued to holders
in reinvestment of dividends	—	869,957	5,220	16,802
Cost of shares redeemed	(75,223,571)	(32,587,410)	(1,826,869)	(2,055,321)
Net increase (decrease) in net assets
resulting from capital share
transactions	(32,401,379)	10,070,336	227,433	(21,814)
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	13,393,108	10,763,761	141,764	110,624
Redemption fees	603	4	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	100,621	647	1,975
Cost of shares redeemed	(14,361,754)	(15,948,545)	(120,479)	(219,103)
Net increase (decrease) in net assets
resulting from capital share
transactions	(968,043)	(5,084,159)	21,932	(106,504)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	106,804,359	110,215,275	N/A	N/A
Redemption fees	4,182	5,525	N/A	N/A
Proceeds from shares issued to holders
in reinvestment of dividends	—	1,781,955	N/A	N/A
Cost of shares redeemed	(90,695,882)	(63,765,372)	N/A	N/A
Net increase in net assets
resulting from capital share
transactions	16,112,659	48,237,383	N/A	N/A
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	(99,028,756)	428,005,586	2,319,718	7,478,555
NET ASSETS:
Beginning of year	1,274,331,226	846,325,640	24,765,399	17,286,844
End of year*	$1,175,302,470	$1,274,331,226	$27,085,117	$24,765,399
* Including undistributed net investment
income (loss) of:	$(7,237,393)	$(9,374,074)	$67,272	$(39,072)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	2,290,400	4,367,391	74,948	245,850
Shares issued in reinvestments of
dividends and distributions	—	100,105	1,084	6,196
Shares redeemed	(4,383,030)	(4,435,343)	(139,467)	(275,053)
Net increase (decrease) in
shares outstanding	(2,092,630)	32,153	(63,435)	(23,007)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	1,259,055	1,418,522	74,488	90,529
Shares issued in reinvestments of
dividends and distributions	—	25,915	176	656
Shares redeemed	(2,171,775)	(1,136,718)	(66,773)	(94,006)
Net increase (decrease) in
shares outstanding	(912,720)	307,719	7,891	(2,821)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	412,314	385,726	5,106	4,926
Shares issued in reinvestments of
dividends and distributions	—	3,123	22	78
Shares redeemed	(440,754)	(590,232)	(4,493)	(10,184)
Net increase (decrease) in
shares outstanding	(28,440)	(201,383)	635	(5,180)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	3,053,557	3,816,087	NA	NA
Shares issued in reinvestments of
dividends and distributions	—	52,226	NA	NA
Shares redeemed	(2,626,498)	(2,177,559)	NA	NA
Net increase in
shares outstanding	427,059	1,690,754	NA	NA

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment loss	$(3,680,400)	$(535,751)	$(411,679)	$(33,421)
Net realized gain on sale of investments
and foreign currency	22,542,735	912,039	4,069,744	4,586,000
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(47,300,796)	74,228,630	(7,185,651)	16,099,778
Net increase (decrease) in net assets
resulting from operations	(28,438,461)	74,604,918	(3,527,586)	20,652,357
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	—	(173,362)
Total distributions	—	—	—	(173,362)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	—	(43,317)
Total distributions	—	—	—	(43,317)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	—	(20,715)
Total distributions	—	—	—	(20,715)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	—	—	—	(6,619)
Total distributions	—	—	—	(6,619)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	194,445,896	191,484,979	8,010,235	12,840,687
Redemption fees	41,304	16,105	2,251	2,752
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	—	172,044
Cost of shares redeemed	(200,815,126)	(37,876,316)	(15,752,146)	(13,323,220)
Net increase (decrease) in net assets
resulting from capital share
transactions	(6,327,926)	153,624,768	(7,739,660)	(307,737)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$23,756,168	$11,072,084	$2,637,530	$5,568,364
Redemption fees	1,454	2,704	—	1,711
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	—	34,665
Cost of shares redeemed	(18,170,301)	(2,330,561)	(4,968,036)	(3,495,307)
Net increase (decrease) in net assets
resulting from capital share
transactions	5,587,321	8,744,227	(2,330,506)	2,109,433
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	9,629,115	3,682,497	697,027	378,584
Redemption fees	2,106	716	61	199
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	—	18,554
Cost of shares redeemed	(2,801,727)	(937,616)	(774,680)	(546,143)
Net increase (decrease) in net assets
resulting from capital share
transactions	6,829,494	2,745,597	(77,592)	(148,806)
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	69,362,018	36,054,133	2,345,012	13,645,790
Redemption fees	1,007	—	—	1,462
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	—	6,468
Cost of shares redeemed	(41,890,144)	(9,399,860)	(859,118)	(12,782,149)
Net increase in net assets
resulting from capital share
transactions	27,472,881	26,654,273	1,485,894	871,571
TOTAL INCREASE (DECREASE) IN
NET ASSETS:	5,123,309	266,373,783	(12,189,450)	22,932,805
NET ASSETS:
Beginning of year	347,897,178	81,523,395	66,541,060	43,608,255
End of year*	$353,020,487	$347,897,178	$54,351,610	$66,541,060
* Including undistributed net investment
loss of:	$(1,564,310)	$(1,545,658)	$(616,233)	$(634,488)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	4,843,634	5,488,513	459,541	787,628
Shares issued in reinvestments of
dividends and distributions	—	—	—	9,814
Shares redeemed	(5,019,164)	(1,104,650)	(910,691)	(835,192)
Net increase (decrease) in
shares outstanding	(175,530)	4,383,863	(451,150)	(37,750)
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	605,187	321,977	151,222	358,219
Shares issued in reinvestments of
dividends and distributions	—	—	—	1,983
Shares redeemed	(458,053)	(71,873)	(286,803)	(233,140)
Net increase (decrease) in
shares outstanding	147,134	250,104	(135,581)	127,062
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	251,012	110,477	40,997	25,837
Shares issued in reinvestments of
dividends and distributions	—	—	—	1,080
Shares redeemed	(72,816)	(28,337)	(45,433)	(37,227)
Net increase (decrease) in
shares outstanding	178,196	82,140	(4,436)	(10,310)
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	1,719,477	990,478	133,749	937,141
Shares issued in reinvestments of
dividends and distributions	—	—	—	367
Shares redeemed	(1,046,919)	(271,270)	(50,621)	(854,503)
Net increase in
shares outstanding	672,558	719,208	83,128	83,005

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$(33,516)	$(54,057)	$3,337,411	$1,363,638
Net realized gain on sale of
investments, foreign currency
and written option contracts
expired or closed	470,836	331,354	1,920,531	2,371,485
Net change in unrealized appreciation
(depreciation) of investments,
foreign currency and written
options	(108,927)	594,800	(3,227,523)	(739,904)
Net increase in net assets resulting
from operations	328,393	872,097	2,030,419	2,995,219
DISTRIBUTIONS TO SHAREHOLDERS —
NO LOAD CLASS:
Net investment income	—	—	(455,480)	(487,296)
Net realized gains	—	—	(248,972)	(441,978)
Total distributions	—	—	(704,452)	(929,274)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS A:
Net investment income	—	—	(395,670)	(924,799)
Net realized gains	—	—	(290,649)	(819,239)
Total distributions	—	—	(686,319)	(1,744,038)
DISTRIBUTIONS TO SHAREHOLDERS —
ADVISOR CLASS C:
Net investment income	—	—	(218,512)	(183,756)
Net realized gains	—	—	(209,535)	(258,354)
Total distributions	—	—	(428,047)	(442,110)
DISTRIBUTIONS TO SHAREHOLDERS —
INSTITUTIONAL CLASS:
Net investment income	—	—	(2,149,325)	(457,067)
Net realized gains	—	—	(1,730,722)	(509,401)
Total distributions	—	—	(3,880,047)	(966,468)
CAPITAL SHARE TRANSACTIONS —
NO LOAD CLASS:
Proceeds from shares sold	3,393,314	9,908,542	3,708,727	8,952,699
Redemption fees	446	9	37	334
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	592,803	736,771
Cost of shares redeemed	(7,189,252)	(3,240,996)	(13,631,910)	(9,582,407)
Net increase (decrease) in net assets
resulting from capital share
transactions	(3,795,492)	6,667,555	(9,330,343)	107,397

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS A:
Proceeds from shares sold	$2,345,454	$1,848,803	$3,461,056	$33,189,160
Redemption fees	102	313	1,186	4,331
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	630,746	1,696,922
Cost of shares redeemed	(3,730,023)	(1,667,426)	(28,268,189)	(24,094,744)
Net increase (decrease) in net assets
resulting from capital
share transactions	(1,384,467)	181,690	(24,175,201)	10,795,669
CAPITAL SHARE TRANSACTIONS —
ADVISOR CLASS C:
Proceeds from shares sold	461,527	1,152,698	1,455,079	4,855,689
Redemption fees	—	—	33	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	409,715	423,776
Cost of shares redeemed	(827,335)	(1,134,524)	(2,414,816)	(1,435,484)
Net increase (decrease) in net assets
resulting from capital
share transactions	(365,808)	18,174	(549,989)	3,843,981
CAPITAL SHARE TRANSACTIONS —
INSTITUTIONAL CLASS:
Proceeds from shares sold	23,588,431	5,417,780	107,173,887	17,790,455
Redemption fees	80	—	—	—
Proceeds from shares issued to holders
in reinvestment of dividends	—	—	3,872,607	955,985
Cost of shares redeemed	(3,697,548)	(384,298)	(28,102,437)	(1,638,909)
Net increase in net assets resulting
from capital share transactions	19,890,963	5,033,482	82,944,057	17,107,531
TOTAL INCREASE IN NET ASSETS:	14,673,589	12,772,998	45,220,078	30,767,907
NET ASSETS:
Beginning of year	23,462,216	10,689,218	90,159,516	59,391,609
End of year*	$38,135,805	$23,462,216	$135,379,594	$90,159,516
* Including undistributed net investment
loss of:	$—	$—	$(845,286)	$(935,161)

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative			The Multi-
	Income Fund			Disciplinary Income Fund
	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,
	2014	2013		2014	2013
CHANGES IN SHARES OUTSTANDING —
NO LOAD CLASS:
Shares sold	38,237	939,415		331,467	790,030
Shares issued in reinvestments of
dividends and distributions	—	—		53,691	66,399
Shares redeemed	(80,966)	(1,368,656	)(1)	(1,222,512)	(849,113)
Net increase (decrease) in
shares outstanding	(42,729)	(429,241)		(837,354)	7,316
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS A:
Shares sold	26,310	43,207		310,268	2,944,381
Shares issued in reinvestments of
dividends and distributions	—	—		57,214	153,652
Shares redeemed	(41,822)	(321,663	)(1)	(2,519,758)	(2,138,431)
Net increase (decrease) in
shares outstanding	(15,512)	(278,456)		(2,152,276)	959,602
CHANGES IN SHARES OUTSTANDING —
ADVISOR CLASS C:
Shares sold	5,282	33,993		130,823	435,881
Shares issued in reinvestments of
dividends and distributions	—	—		37,746	38,723
Shares redeemed	(9,522)	(226,741	)(1)	(220,662)	(128,853)
Net increase (decrease) in
shares outstanding	(4,240)	(192,748)		(52,093)	345,751
CHANGES IN SHARES OUTSTANDING —
INSTITUTIONAL CLASS:
Shares sold	261,887	246,519		9,538,510	1,566,653
Shares issued in reinvestments of
dividends and distributions	—	—		353,169	86,068
Shares redeemed	(40,965)	(363,249	)(1)	(2,509,318)	(144,343)
Net increase (decrease) in
shares outstanding	220,922	(116,730)		7,382,361	1,508,378

(1)	Shares redeemed include: 1,198,771 No Load Class shares, 210,478 Class A shares, 159,007 Class C shares and 332,551 Institutional Class shares respectively due to the reverse split.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2014

1. Organization
Kinetics Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund (“Internet”), The Global Fund (“Global”), The Paradigm Fund (“Paradigm”), The Medical Fund (“Medical”), The Small Cap Opportunities Fund (“Small Cap”), The Market Opportunities Fund (“Market Opportunities”), The Alternative Income Fund (“Alternative Income”), and The Multi-Disciplinary Income Fund (“Multi-Disciplinary Income”). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), and February 11, 2008 (Multi-Disciplinary Income). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a “Master Portfolio” and collectively the “Master Portfolios”) of Kinetics Portfolios Trust (the “Trust”).

On April 28, 2000 (January 31, 2006 with respect to Market Opportunities, June 29, 2007 with respect to Alternative Income, and February 11, 2008 with respect to Multi-Disciplinary Income), each series in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a “Feeder Fund” and collectively, the “Feeder Funds”) invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2014

Each Feeder Fund’s respective interest in the corresponding Master Portfolio as of December 31, 2014 is as follows:

Interest in
Master Portfolio
Internet Fund	99.988%
Global Fund	99.917%
Paradigm Fund	98.636%
Medical Fund	99.880%
Small Cap Fund	99.989%
Market Opportunities Fund	99.971%
Alternative Income Fund	99.699%
Multi-Disciplinary Income Fund	99.885%

Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.

As of December 31, 2014 each of the Feeder Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.

As of December 31, 2014, each of the Feeder Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

As of December 31, 2014, each of the Feeder Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.

As of December 31, 2014 the Paradigm, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has voluntarily agreed to waive a portion of the Institutional Class shareholder servicing fee in excess of 0.05%.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2014

Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

Refer to the Master Portfolios’ financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

2. Significant Accounting Policies

Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2014

and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at the last quoted sales price. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. Debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity will be valued as follows: Debt securities are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Investments in registered open-end investment companies other than exchange-traded funds are valued at their reported net asset value (“NAV”). Certain instruments such as repurchase agreements and demand notes, are traded at cost and there are no market values available for those instruments from third parties. Those instruments are priced at cost.

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2014, 0.00%, 0.00% and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2014.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2014

Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Option Accounting
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2014

the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2014, the following Master Portfolios held securities restricted to institutional investors (144A securities):

		Percentage of
	Market Value	Net Assets
The Alternative Income Portfolio	$655,485	1.71%
The Multi-Disciplinary Income Portfolio	24,733,665	18.25%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2014, the following Master Portfolios held illiquid securities:
			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Market Opportunities Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	367,500		0.27%

* Amount is less than $0.50.

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Expense Allocation
Common expenses incurred by Feeder Funds are allocated among the Feeder Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.

Each Feeder Fund records its proportionate share of the corresponding Master Portfolio’s expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code.

It is the Feeder Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2014, open tax years include the tax years ended December 31, 2011 through 2014. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2015. The Adviser may discontinue the voluntary waiver/reimbursement at any time after May 1, 2015; these waivers/reimbursements are not subject to recapture.

For the year ended December 31, 2014, the rate earned by the Adviser from the Master Portfolios and the waived fees/reimbursed expenses for the Feeder Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$—	$131,153
Expenses Reimbursed by Adviser through
institutional class shareholder
servicing fee waiver	$—	$—

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$560,155	$167,683
Expenses Reimbursed by Adviser through
institutional class shareholder
servicing fee waiver	$511,998	$—

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$280,908	$137,265
Expenses Reimbursed by Adviser through
institutional class shareholder
servicing fee waiver	$67,891	$3,737

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through
voluntary waiver	$264,378	$339,600
Expenses Reimbursed by Adviser through
institutional class shareholder
servicing fee waiver	$21,224	$91,519

The Adviser receives a shareholder servicing fee from the No Load Class, Advisor Class A and Advisor Class C shares of a Feeder Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund’s average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Feeder Fund’s average daily net assets attributable to Institutional Class shares until at least May 1, 2015. For the year ended December 31, 2014, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds.

Shareholder Servicing
Expenses Incurred
During 2014
The Internet Fund	$413,250
The Global Fund	26,811
The Paradigm Fund	2,982,375
The Medical Fund	65,900
The Small Cap Opportunities Fund	990,572
The Market Opportunities Fund	156,788
The Alternative Income Fund	70,753
The Multi-Disciplinary Income Fund	255,931

The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

For the year ended December 31, 2014, the Feeder Funds were allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

The Company, on behalf of the Feeder Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Class C shares. Under the first Plan, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the Plan. During the year ended December 31, 2014, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds were limited to 0.25% of the average daily net asset value of such shares of such Funds.

	12b-1 Expenses
	Incurred During 2014
	Advisor Class A	Advisor Class C
The Internet Fund	$12,828	$8,362
The Global Fund	3,180	12,080
The Paradigm Fund	499,393	1,052,238
The Medical Fund	11,364	4,324
The Small Cap Opportunities Fund	74,524	91,411
The Market Opportunities Fund	26,085	41,972
The Alternative Income Fund	7,673	11,679
The Multi-Disciplinary Income Fund	57,683	84,928

Kinetics Funds Distributor, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

Distributor Sales
Load Fees Received
During the Year
The Internet Fund	$9,259
The Global Fund	711
The Paradigm Fund	78,907
The Medical Fund	3,022
The Small Cap Opportunities Fund	15,711
The Market Opportunities Fund	2,395
The Alternative Income Fund	640
The Multi-Disciplinary Income Fund	1,887

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

4. Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2014, each Feeder Fund recorded the following reclassifications to the accounts listed below:

	INCREASE/(DECREASE)
	Accumulated
	Net	Accumulated
	Investment	Net Realized
	Income	Gain
	(Loss)	(Loss)	Paid In Capital
The Internet Fund	$2,283,475	$(3,694,096)	$1,410,621
The Global Fund	93,029	3,671	(96,700)
The Paradigm Fund	15,888,600	(48,133)	(15,840,467)
The Medical Fund	26	(26)	—
The Small Cap Fund	3,661,748	9,388	(3,671,136)
The Market Opportunities Fund	429,934	250,208	(680,142)
The Alternative Income Fund	33,516	—	(33,516)
The Multi-Disciplinary Income Fund	(28,549)	28,549	—

5. Income Taxes
At December 31, 2014, the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds had $0, $0, $0, $163,939, $0, $0, $0, and $113,181, respectively, of undistributed net investment income on a tax basis.

At December 31, 2014, the Internet and Medical Funds had $3,886,897 and $242,334, respectively, of accumulated net realized gains on a tax basis.

At December 31, 2014, the Feeder Funds had accumulated net realized capital loss carryforwards expiring in the following years:

Feeder Fund	2018	2017	2016
Internet	$—	$—	$—
Global	—	(42,250)	—
Paradigm	(115,786,082)	(445,505,345)	(171,733,296)
Medical	—	—	—
Small Cap	(8,224,702)	(96,486,615)	(31,007,116)
Market Opportunities	(2,108,533)	(6,623,055)	(12,715,065)
Alternative Income	(2,203,647)	(4,868,599)	(483,616)
Multi-Disciplinary Income	—	—	—

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

As a result of the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), losses incurred in this fiscal year and beyond retain their character, short-term or long-term, have no expiration date and are utilized prior to capital loss carryforwards accumulated before the enactment of the Modernization Act.

For the year ended December 31, 2014, the following Feeder Funds utilized capital loss carryforwards:

Capital Loss
Fund	Carryforward
Global	$319,581
Paradigm	35,792,871
Medical	342,501
Small Cap	22,539,948
Market Opportunities	3,893,801
Alternative Income	503,501

At December 31, 2014, the following Feeder Funds deferred, on a tax basis, post-October losses:

	Late Year	Post-October
	Ordinary	Capital Loss
Feeder Fund	Loss Deferral	Deferral
Internet	$—	$—
Global	(498)	—
Paradigm	(358,026)	—
Medical	—	—
Small Cap	(211,011)	—
Market Opportunities	(82,218)	—
Alternative Income	—	—
Multi-Disciplinary Income	—	(172,818)

The tax components of dividends paid during the years ended December 31, 2014 and December 31, 2013, are:

	Internet		Global
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2014	$—	$8,349,038	$—	$939
2013	$—	$8,711,382	$—	$12,940

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

	Paradigm		Medical
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2014	$—	$—	$—	$41,984
2013	$7,266,782	$—	$52,349	$144,235

	Small Cap		Market Opportunities
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2014	$—	$—	$—	$—
2013	$—	$—	$244,013	$—

	Alternative Income		Multi-Disciplinary Income
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2014	$—	$—	$5,680,986	$17,879
2013	$—	$—	$3,590,035	$491,855

6. Tax Information (Unaudited)
The Funds did not designate any net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds hereby designate 0%, 0%, 0%, 0%, 0%, 0%, 0% and 99.69%, respectively, as ordinary income distributions and 100%, 100%, 100% and 0.3%, respectively, for the Internet, Global Medical and Multi-Disciplinary Income Funds as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

For corporate shareholders in the Feeder Funds, there was no ordinary dividend income distributed for the year ended December 31, 2014 which was designated as qualifying for the dividends-received deduction. The Multi-Disciplinary Income Fund designates 94% of its ordinary income distributions for the fiscal year ended December 31, 2014 as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).

The Multi-Disciplinary Income Fund designates 43% of its ordinary income distribution as a short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(C).

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2014

7. Information about Proxy Voting (Unaudited)
Information regarding how the Company and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company’s website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

8. Information about the Portfolio Holdings (Unaudited)
The Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Feeder Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

9. Subsequent Events
In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.

10. Recent Accounting Pronouncements
In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures will have on the Fund’s financial statement disclosures.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights

	The Internet Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$59.27	$43.18	$36.26	$37.25	$30.74
Income from Investment Operations:
Net investment loss(2)	(0.77)	(0.67)	(0.15)	(0.37)	(0.28)
Net realized and unrealized gain
(loss) on investments	0.69	19.78	8.56	(0.37)	6.79
Total from investment operations	(0.08)	19.11	8.41	(0.74)	6.51
Redemption Fees	0.01	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net realized gains	(3.12)	(3.02)	(1.49)	(0.25)	—
Total distributions	(3.12)	(3.02)	(1.49)	(0.25)	—
Net Asset Value, End of Year	$56.08	$59.27	$43.18	$36.26	$37.25
Total return	(0.16)%	44.28%	23.24%	(1.98)%	21.18%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$151,200	$172,332	$155,036	$103,828	$113,085
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.78%	1.84%	1.94%	1.94%	1.95%
After expense reimbursement(4)	1.78%	1.84%	1.89%	1.89%	1.89%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(1.34)%	(1.30)%	(0.41)%	(0.99)%	(0.91)%
After expense reimbursement(4)	(1.34)%	(1.30)%	(0.36)%	(0.94)%	(0.85)%
Portfolio turnover rate(5)	1%	8%	9%	32%	12%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$57.84	$42.30	$35.63	$36.69	$30.35
Income from Investment Operations:
Net investment loss(2)	(0.89)	(0.81)	(0.24)	(0.46)	(0.36)
Net realized and unrealized gain
(loss) on investments	0.68	19.36	8.40	(0.36)	6.70
Total from investment operations	(0.21)	18.55	8.16	(0.82)	6.34
Redemption Fees	0.00 (3)	0.01	—	0.01	0.00 (3)
Less Distributions:
From net realized gains	(3.12)	(3.02)	(1.49)	(0.25)	—
Total distributions	(3.12)	(3.02)	(1.49)	(0.25)	—
Net Asset Value, End of Year	$54.51	$57.84	$42.30	$35.63	$36.69
Total return(4)	(0.41)%	43.94%	22.92%	(2.20)%	20.89%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$5,143	$5,506	$1,379	$1,050	$1,892
Ratio of operating expenses to average
net assets:
Before expense reimbursement.	2.03%	2.09%	2.19%	2.19%	2.20%
After expense reimbursement(5)	2.03%	2.09%	2.14%	2.14%	2.14%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(1.59)%	(1.55)%	(0.66)%	(1.24)%	(1.16)%
After expense reimbursement(5)	(1.59)%	(1.55)%	(0.61)%	(1.19)%	(1.10)%
Portfolio turnover rate(6)	1%	8%	9%	32%	12%
______________________
(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Internet Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$55.38	$40.79	$34.58	$35.79	$29.76
Income from Investment Operations:
Net investment loss(2)	(1.11)	(1.03)	(0.43)	(0.63)	(0.51)
Net realized and unrealized gain
(loss) on investments	0.64	18.64	8.13	(0.34)	6.54
Total from investment operations	(0.47)	17.61	7.70	(0.97)	6.03
Redemption Fees	0.02	—	—	0.01	—
Less Distributions:
From net realized gains	(3.12)	(3.02)	(1.49)	(0.25)	—
Total distributions	(3.12)	(3.02)	(1.49)	(0.25)	—
Net Asset Value, End of Year	$51.81	$55.38	$40.79	$34.58	$35.79
Total return	(0.86)%	43.20%	22.32%	(2.67)%	20.26%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,105	$913	$185	$103	$196
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.53%	2.59%	2.69%	2.69%	2.70%
After expense reimbursement(3)	2.53%	2.59%	2.64%	2.64%	2.64%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(2.09)%	(2.05)%	(1.16)%	(1.74)%	(1.66)%
After expense reimbursement(3)	(2.09)%	(2.05)%	(1.11)%	(1.69)%	(1.60)%
Portfolio turnover rate(4)	1%	8%	9%	32%	12%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Global Fund
	No Load Class
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$6.05		$4.71	$3.92	$4.67	$3.92
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)		0.01	0.03	0.06	0.02
Net realized and unrealized gain
(loss) on investments	(0.70)		1.34	0.88	(0.78)	0.78
Total from investment operations	(0.72)		1.35	0.91	(0.72)	0.80
Redemption Fees(3)	0.00		0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—		(0.01)	(0.12)	(0.03)	(0.05)
From net realized gains	(0.00	)(3)	—	—	—	—
Total distributions	(0.00	)(3)	(0.01)	(0.12)	(0.03)	(0.05)
Net Asset Value, End of Year	$5.33		$6.05	$4.71	$3.92	$4.67
Total return	(11.89)%		28.59%	23.16%	(15.41)%	20.30%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$6,771		$8,705	$5,069	$3,631	$4,541
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.61%		2.83%	3.38%	3.94%	4.17%
After expense reimbursement(4)	1.39%		1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.54)%		(1.22)%	(1.22)%	(1.11)%	(2.26)%
After expense reimbursement(4)	(0.32)%		0.22%	0.77%	1.44%	0.52%
Portfolio turnover rate(5)	14%		15%	23%	135%	122%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Global Fund
	Advisor Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2014		2013		2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$6.03		$4.71		$3.92	$4.68	$3.93
Income from Investment Operations:
Net investment income (loss)(2)	(0.03)		(0.00	)(3)	0.02	0.05	0.01
Net realized and unrealized gain
(loss) on investments	(0.70)		1.33		0.88	(0.78)	0.78
Total from investment operations	(0.73)		1.33		0.90	(0.73)	0.79
Redemption Fees	0.01		0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—		(0.01)		(0.11)	(0.03)	(0.04)
From net realized gains	(0.00	)(3)	—		—	—	—
Total distributions	(0.00	)(3)	(0.01)		(0.11)	(0.03)	(0.04)
Net Asset Value, End of Year	$5.31		$6.03		$4.71	$3.92	$4.68
Total return(4)	(11.93)%		28.16%		22.94%	(15.59)%	20.04%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$497		$1,992		$1,093	$392	$707
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.86%		3.08%		3.63%	4.19%	4.42%
After expense reimbursement(5)	1.64%		1.64%		1.64%	1.64%	1.64%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.79)%		(1.47)%		(1.47)%	(1.36)%	(2.51)%
After expense reimbursement(5)	(0.57)%		(0.03)%		0.52%	1.19%	0.27%
Portfolio turnover rate(6)	14%		15%		23%	135%	122%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Global Fund
	Advisor Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.90		$4.62	$3.87	$4.64	$3.90
Income from Investment Operations:
Net investment income (loss)(2)	(0.06)		(0.03)	0.00 (3)	0.03	(0.01)
Net realized and unrealized gain
(loss) on investments	(0.68)		1.32	0.85	(0.77)	0.77
Total from investment operations	(0.74)		1.29	0.85	(0.74)	0.76
Redemption Fees	0.00	(3)	—	—	—	—
Less Distributions:
From net investment income	—		(0.01)	(0.10)	(0.03)	(0.02)
From net realized gains	(0.00	)(3)	—	—	—	—
Total distributions	(0.00	)(3)	(0.01)	(0.10)	(0.03)	(0.02)
Net Asset Value, End of Year	$5.16		$5.90	$4.62	$3.87	$4.64
Total return	(12.53)%		27.84%	22.04%	(15.94)%	19.24%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,608		$1,523	$383	$111	$64
Ratio of operating expenses to average
net assets:
Before expense reimbursement	3.36%		3.58%	4.13%	4.69%	4.92%
After expense reimbursement(4)	2.14%		2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(2.29)%		(1.97)%	(1.97)%	(1.86)%	(3.01)%
After expense reimbursement(4)	(1.07)%		(0.53)%	0.02%	0.69%	(0.23)%
Portfolio turnover rate(5)	14%		15%	23%	135%	122%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$34.35	$23.99	$19.81	$23.31	$20.18
Income from Investment Operations:
Net investment income (loss)(2)	(0.36)	(0.15)	0.05	0.02	0.11
Net realized and unrealized gain
(loss) on investments	0.09	10.72	4.25	(3.34)	3.39
Total from investment operations	(0.27)	10.57	4.30	(3.32)	3.50
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.21)	(0.12)	(0.18)	(0.37)
Total distributions	—	(0.21)	(0.12)	(0.18)	(0.37)
Net Asset Value, End of Year	$34.08	$34.35	$23.99	$19.81	$23.31
Total return	(0.79)%	44.07%	21.78%	(14.27)%	17.37%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$521,738	$597,746	$416,696	$430,528	$687,056
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.68%	1.72%	1.78%	1.78%	1.76%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.06)%	(0.60)%	0.08%	(0.03)%	0.43%
After expense reimbursement(4)	(1.02)%	(0.52)%	0.22%	0.11%	0.55%
Portfolio turnover rate(5)	7%	4%	6%	58%	7%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$33.74	$23.59	$19.45	$22.95	$19.88
Income from Investment Operations:
Net investment income (loss)(2)	(0.43)	(0.22)	(0.01)	(0.03)	0.06
Net realized and unrealized gain
(loss) on investments	0.08	10.53	4.18	(3.29)	3.33
Total from investment operations	(0.35)	10.31	4.17	(3.32)	3.39
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.16)	(0.03)	(0.18)	(0.32)
Total distributions	—	(0.16)	(0.03)	(0.18)	(0.32)
Net Asset Value, End of Year	$33.39	$33.74	$23.59	$19.45	$22.95
Total return(4)	(1.04)%	43.70%	21.49%	(14.49)%	17.11%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$171,958	$204,548	$135,747	$146,939	$226,264
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.93%	1.97%	2.03%	2.03%	2.01%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.31)%	(0.85)%	(0.17)%	(0.28)%	0.18%
After expense reimbursement(5).	(1.27)%	(0.77)%	(0.03)%	(0.14)%	0.30%
Portfolio turnover rate(6)	7%	4%	6%	58%	7%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$32.38	$22.66	$18.76	$22.25	$19.33
Income from Investment Operations:
Net investment loss(2)	(0.58)	(0.35)	(0.11)	(0.14)	(0.04)
Net realized and unrealized gain
(loss) on investments	0.08	10.10	4.01	(3.17)	3.22
Total from investment operations	(0.50)	9.75	3.90	(3.31)	3.18
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.03)	—	(0.18)	(0.26)
Total distributions	—	(0.03)	—	(0.18)	(0.26)
Net Asset Value, End of Year	$31.88	$32.38	$22.66	$18.76	$22.25
Total return	(1.54)%	43.01%	20.85%	(14.90)%	16.45%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$135,333	$138,355	$101,405	$102,534	$152,571
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.43%	2.47%	2.53%	2.53%	2.51%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(1.81)%	(1.35)%	(0.67)%	(0.78)%	(0.32)%
After expense reimbursement(4)	(1.77)%	(1.27)%	(0.53)%	(0.64)%	(0.20)%
Portfolio turnover rate(5)	7%	4%	6%	58%	7%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$34.28	$23.93	$19.79	$23.25	$20.13
Income from Investment Operations:
Net investment income (loss)(2)	(0.29)	(0.09)	0.10	0.07	0.16
Net realized and unrealized gain
(loss) on investments	0.09	10.70	4.24	(3.35)	3.38
Total from investment operations	(0.20)	10.61	4.34	(3.28)	3.54
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.26)	(0.20)	(0.18)	(0.42)
Total distributions	—	(0.26)	(0.20)	(0.18)	(0.42)
Net Asset Value, End of Year	$34.08	$34.28	$23.93	$19.79	$23.25
Total return	(0.61)%	44.40%	21.99%	(14.13)%	17.62%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$346,273	$333,682	$192,478	$134,309	$142,261
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.63%	1.67%	1.73%	1.73%	1.71%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.01)%	(0.55)%	0.13%	0.02%	0.48%
After expense reimbursement(4)	(0.82)%	(0.32)%	0.42%	0.31%	0.75%
Portfolio turnover rate(5)	7%	4%	6%	58%	7%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Medical Fund
	No Load Class
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2014	2013		2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$26.38	$17.82		$18.75	$19.48	$18.77
Income from Investment Operations:
Net investment income (loss)(2)	0.13	(0.00	)(3)	0.33	0.18	0.10
Net realized and unrealized gain
on investments	4.21	8.77		1.32	0.82	0.72
Total from investment operations	4.34	8.77		1.65	1.00	0.82
Redemption Fees(3)	0.00	0.00		0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.06)		(0.36)	(0.25)	(0.11)
From net realized gains	(0.05)	(0.15)		(2.22)	(1.48)	—
Total distributions	(0.05)	(0.21)		(2.58)	(1.73)	(0.11)
Net Asset Value, End of Year	$30.67	$26.38		$17.82	$18.75	$19.48
Total return	16.44%	49.25%		8.86%	5.11%	4.30%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$21,876	$20,489		$14,254	$16,376	$25,777
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.02%	2.09%		2.22%	2.02%	2.00%
After expense reimbursement(4)	1.39%	1.39%		1.39%	1.39%	1.39%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.17)%	(0.70)%		0.83%	0.24%	(0.06)%
After expense reimbursement(4)	0.46%	0.00%		1.66%	0.87%	0.55%
Portfolio turnover rate(5)	3%	12%		0%	5%	3%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.62	$17.33	$18.29	$19.06	$18.36
Income from Investment Operations:
Net investment income (loss)(2)	0.06	(0.06)	0.27	0.12	0.05
Net realized and unrealized gain
on investments	4.08	8.52	1.29	0.80	0.71
Total from investment operations	4.14	8.46	1.56	0.92	0.76
Redemption Fees	0.00 (3)	0.01	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	(0.03)	(0.30)	(0.21)	(0.06)
From net realized gains	(0.05)	(0.15)	(2.22)	(1.48)	—
Total distributions	(0.05)	(0.18)	(2.52)	(1.69)	(0.06)
Net Asset Value, End of Year	$29.71	$25.62	$17.33	$18.29	$19.06
Total return(4)	16.15%	48.90%	8.60%	4.79%	4.13%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$4,578	$3,746	$2,583	$3,240	$4,207
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.27%	2.34%	2.47%	2.27%	2.25%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.42)%	(0.95)%	0.58%	(0.01)%	(0.31)%
After expense reimbursement(5)	0.21%	(0.25)%	1.41%	0.62%	0.30%
Portfolio turnover rate(6)	3%	12%	0%	5%	3%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Medical Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$25.27	$17.19	$18.15	$18.90	$18.27
Income from Investment Operations:
Net investment income (loss)(2)	(0.08)	(0.16)	0.17	0.02	(0.04)
Net realized and unrealized gain
on investments	4.01	8.42	1.29	0.80	0.69
Total from investment operations	3.93	8.26	1.46	0.82	0.65
Redemption Fees	—	—	—	0.00 (3)	—
Less Distributions:
From net investment income	—	(0.03)	(0.20)	(0.09)	(0.02)
From net realized gains	(0.05)	(0.15)	(2.22)	(1.48)	—
Total distributions	(0.05)	(0.18)	(2.42)	(1.57)	(0.02)
Net Asset Value, End of Year	$29.15	$25.27	$17.19	$18.15	$18.90
Total return	15.54%	48.08%	8.08%	4.32%	3.55%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$631	$531	$450	$580	$692
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.77%	2.84%	2.97%	2.77%	2.75%
After expense reimbursement(4)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	(0.92)%	(1.45)%	0.08%	(0.51)%	(0.81)%
After expense reimbursement(4)	(0.29)%	(0.75)%	0.91%	0.12%	(0.20)%
Portfolio turnover rate(5)	3%	12%	0%	5%	3%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$40.12	$25.17	$19.85	$23.32	$20.83
Income from Investment Operations:
Net investment income (loss)(2)	(0.36)	(0.10)	0.01	(0.04)	(0.04)
Net realized and unrealized gain
(loss) on investments	(2.56)	15.05	5.31	(3.15)	2.93
Total from investment operations	(2.92)	14.95	5.32	(3.19)	2.89
Redemption Fees	0.01	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.28)	(0.40)
Total distributions	—	—	—	(0.28)	(0.40)
Net Asset Value, End of Year	$37.21	$40.12	$25.17	$19.85	$23.32
Total return	(7.28)%	59.40%	26.74%	(13.65)%	13.86%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$251,110	$277,816	$63,947	$67,798	$130,279
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.71%	1.73%	1.96%	1.90%	1.86%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.96)%	(0.38)%	(0.25)%	(0.44)%	(0.42)%
After expense reimbursement(4)	(0.89)%	(0.29)%	0.07%	(0.18)%	(0.20)%
Portfolio turnover rate(5)	19%	6%	22%	47%	4%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$39.39	$24.77	$19.59	$22.98	$20.53
Income from Investment Operations:
Net investment loss(2)	(0.45)	(0.18)	(0.04)	(0.10)	(0.09)
Net realized and unrealized gain
(loss) on investments	(2.51)	14.79	5.22	(3.08)	2.87
Total from investment operations	(2.96)	14.61	5.18	(3.18)	2.78
Redemption Fees	0.00 (3)	0.01	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.21)	(0.33)
Total distributions	—	—	—	(0.21)	(0.33)
Net Asset Value, End of Year	$36.43	$39.39	$24.77	$19.59	$22.98
Total return(4)	(7.54)%	59.02%	26.44%	(13.85)%	13.56%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$25,591	$21,871	$7,558	$7,250	$11,509
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.96%	1.98%	2.21%	2.15%	2.11%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(1.21)%	(0.63)%	(0.50)%	(0.69)%	(0.67)%
After expense reimbursement(5)	(1.14)%	(0.54)%	(0.18)%	(0.43)%	(0.45)%
Portfolio turnover rate(6)	19%	6%	22%	47%	4%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$38.53	$24.35	$19.36	$22.68	$20.28
Income from Investment Operations:
Net investment loss(2)	(0.63)	(0.34)	(0.15)	(0.20)	(0.20)
Net realized and unrealized gain
(loss) on investments	(2.44)	14.51	5.14	(3.04)	2.84
Total from investment operations	(3.07)	14.17	4.99	(3.24)	2.64
Redemption Fees	0.01	0.01	—	—	—
Less Distributions:
From net investment income	—	—	—	(0.08)	(0.24)
Total distributions	—	—	—	(0.08)	(0.24)
Net Asset Value, End of Year	$35.47	$38.53	$24.35	$19.36	$22.68
Total return	(7.97)%	58.23%	25.77%	(14.29)%	13.00%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$12,928	$7,178	$2,536	$2,440	$3,450
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.46%	2.48%	2.71%	2.65%	2.61%
After expense reimbursement(3)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(1.71)%	(1.13)%	(1.00)%	(1.19)%	(1.17)%
After expense reimbursement(3)	(1.64)%	(1.04)%	(0.68)%	(0.93)%	(0.95)%
Portfolio turnover rate(4)	19%	6%	22%	47%	4%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$40.44	$25.32	$19.93	$23.45	$20.90
Income from Investment Operations:
Net investment income (loss)(2)	(0.28)	(0.03)	0.06	0.00 (3)	0.00 (3)
Net realized and unrealized gain
(loss) on investments	(2.59)	15.15	5.33	(3.17)	2.95
Total from investment operations	(2.87)	15.12	5.39	(3.17)	2.95
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	(0.35)	(0.40)
Total distributions	—	—	—	(0.35)	(0.40)
Net Asset Value, End of Year	$37.57	$40.44	$25.32	$19.93	$23.45
Total return(4)	(7.12)%	59.72%	27.04%	(13.51)%	14.10%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$63,392	$41,032	$7,482	$5,498	$9,808
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.66%	1.68%	1.91%	1.85%	1.81%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.91)%	(0.33)%	(0.20)%	(0.39)%	(0.37)%
After expense reimbursement(4)	(0.69)%	(0.09)%	0.27%	0.02%	0.00%
Portfolio turnover rate(5)	19%	6%	22%	47%	4%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$17.66	$12.08	$10.45	$11.46	$10.84
Income from Investment Operations:
Net investment income (loss)(2)	(0.10)	0.00 (3)	0.03	0.01	0.04
Net realized and unrealized gain
(loss) on investments	(0.88)	5.65	1.80	(0.91)	1.18
Total from investment operations	(0.98)	5.65	1.83	(0.90)	1.22
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	(0.07)	(0.20)	(0.11)	(0.60)
Total distributions	—	(0.07)	(0.20)	(0.11)	(0.60)
Net Asset Value, End of Year	$16.68	$17.66	$12.08	$10.45	$11.46
Total return	(5.55)%	46.74%	17.52%	(7.85)%	11.31%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$37,318	$47,466	$32,929	$30,191	$38,562
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.86%	1.88%	1.97%	1.93%	1.92%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.77)%	(0.21)%	(0.10)%	(0.20)%	0.06%
After expense reimbursement(4)	(0.55)%	0.03%	0.23%	0.09%	0.34%
Portfolio turnover rate(5)	18%	21%	26%	14%	12%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$17.60	$12.07	$10.43	$11.43	$10.80
Income from Investment Operations:
Net investment income (loss)(2)	(0.14)	(0.03)	0.00 (3)	(0.02)	0.01
Net realized and unrealized gain
(loss) on investments	(0.87)	5.63	1.80	(0.90)	1.19
Total from investment operations	(1.01)	5.60	1.80	(0.92)	1.20
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	(0.07)	(0.16)	(0.08)	(0.57)
Total distributions	—	(0.07)	(0.16)	(0.08)	(0.57)
Net Asset Value, End of Year	$16.59	$17.60	$12.07	$10.43	$11.43
Total return(4)	(5.74)%	46.36%	17.26%	(8.08)%	11.11%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,817	$11,742	$6,518	$8,600	$14,167
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.11%	2.13%	2.22%	2.18%	2.17%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.02)%	(0.46)%	(0.35)%	(0.45)%	(0.19)%
After expense reimbursement(5)	(0.80)%	(0.22)%	(0.02)%	(0.16)%	0.09%
Portfolio turnover rate(6)	18%	21%	26%	14%	12%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$17.32	$11.94	$10.32	$11.30	$10.69
Income from Investment Operations:
Net investment loss(2)	(0.22)	(0.11)	(0.06)	(0.08)	(0.04)
Net realized and unrealized gain
(loss) on investments	(0.86)	5.56	1.78	(0.88)	1.17
Total from investment operations	(1.08)	5.45	1.72	(0.96)	1.13
Redemption Fees	0.00 (3)	0.00 (3)	0.00 (3)	—	0.00 (3)
Less Distributions:
From net investment income	—	(0.07)	(0.10)	(0.02)	(0.52)
Total distributions	—	(0.07)	(0.10)	(0.02)	(0.52)
Net Asset Value, End of Year	$16.24	$17.32	$11.94	$10.32	$11.30
Total return	(6.24)%	45.61%	16.70%	(8.51)%	10.54%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$5,109	$5,525	$3,932	$4,233	$5,569
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.61%	2.63%	2.72%	2.68%	2.67%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to
average net assets:
Before expense reimbursement	(1.52)%	(0.96)%	(0.85)%	(0.95)%	(0.69)%
After expense reimbursement(4)	(1.30)%	(0.72)%	(0.52)%	(0.66)%	(0.41)%
Portfolio turnover rate(5)	18%	21%	26%	14%	12%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$17.74	$12.10	$10.46	$11.48	$10.86
Income from Investment Operations:
Net investment income (loss)(2)	(0.06)	0.03	0.05	0.03	0.06
Net realized and unrealized gain
(loss) on investments	(0.88)	5.67	1.81	(0.92)	1.19
Total from investment operations	(0.94)	5.70	1.86	(0.89)	1.25
Redemption Fees	—	0.01	—	—	—
Less Distributions:
From net investment income	—	(0.07)	(0.22)	(0.13)	(0.63)
Total distributions	—	(0.07)	(0.22)	(0.13)	(0.63)
Net Asset Value, End of Year	$16.80	$17.74	$12.10	$10.46	$11.48
Total return	(5.36)%	47.15%	17.83%	(7.71)%	11.54%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$3,108	$1,809	$229	$186	$212
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.81%	1.83%	1.92%	1.88%	1.87%
After expense reimbursement(3)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.72)%	(0.16)%	(0.05)%	(0.15)%	0.11%
After expense reimbursement(3)	(0.35)%	0.23%	0.43%	0.29%	0.54%
Portfolio turnover rate(4)	18%	21%	26%	14%	12%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
	No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012(1)	2011(1)	2010(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$87.88	$83.31	$77.90	$83.82	$88.57
Income from Investment Operations:
Net investment income (loss)(3)	(0.12)	(0.21)	1.53	1.03	0.72
Net realized and unrealized gain
(loss) on investments	1.30	4.78	6.09	(5.13)	(4.75)
Total from investment operations	1.18	4.57	7.62	(4.10)	(4.03)
Redemption Fees(4)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	(2.21)	(1.82)	(0.72)
Total distributions	—	—	(2.21)	(1.82)	(0.72)
Net Asset Value, End of Year	$89.06	$87.88	$83.31	$77.90	$83.82
Total return	1.50%	5.22%	9.90%	(4.88)%	(4.60)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$8,202	$11,848	$4,699	$5,613	$7,001
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.80%	2.23%	2.55%	2.29%	2.17%
After expense reimbursement(5)	0.95%	0.95%	1.64%	1.64%	1.64%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.99)%	(1.52)%	0.93%	0.59%	0.33%
After expense reimbursement(5)	(0.14)%	(0.24)%	1.84%	1.24%	0.86%
Portfolio turnover rate(6)	17%	19%	56%	69%	111%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012(1)	2011(1)	2010(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$87.73	$83.38	$77.76	$83.52	$88.18
Income from Investment Operations:
Net investment income (loss)(3)	(0.34)	(0.43)	1.31	0.82	0.50
Net realized and unrealized gain
(loss) on investments	1.30	4.77	6.09	(5.13)	(4.70)
Total from investment operations	0.96	4.34	7.40	(4.31)	(4.20)
Redemption Fees	0.00 (4)	0.01	0.00 (4)	0.01	0.01
Less Distributions:
From net investment income	—	—	(1.78)	(1.46)	(0.47)
Total distributions	—	—	(1.78)	(1.46)	(0.47)
Net Asset Value, End of Year	$88.69	$87.73	$83.38	$77.76	$83.52
Total return(5)	1.24%	4.91%	9.61%	(5.08)%	(4.80)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,554	$2,898	$2,597	$4,559	$10,100
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.05%	2.48%	2.80%	2.54%	2.42%
After expense reimbursement(6)	1.20%	1.20%	1.89%	1.89%	1.89%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.24)%	(1.77)%	0.68%	0.34%	0.08%
After expense reimbursement(6)	(0.39)%	(0.49)%	1.59%	0.99%	0.61%
Portfolio turnover rate(7)	17%	19%	56%	69%	111%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
	Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012(1)	2011(1)	2010(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$86.10	$82.26	$76.75	$82.53	$87.12
Income from Investment Operations:
Net investment income (loss)(3)	(0.77)	(0.84)	0.89	0.40	0.09
Net realized and unrealized gain
(loss) on investments	1.27	4.68	6.00	(5.03)	(4.57)
Total from investment operations	0.50	3.84	6.89	(4.63)	(4.48)
Redemption Fees	—	—	0.00 (4)	0.01	0.00 (4)
Less Distributions:
From net investment income	—	—	(1.38)	(1.16)	(0.11)
Total distributions	—	—	(1.38)	(1.16)	(0.11)
Net Asset Value, End of Year	$86.60	$86.10	$82.26	$76.75	$82.53
Total return	0.74%	4.46%	8.96%	(5.51)%	(5.15)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$1,506	$1,862	$1,763	$2,316	$2,840
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.55%	2.98%	3.30%	3.04%	2.92%
After expense reimbursement(5)	1.70%	1.70%	2.39%	2.39%	2.39%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(1.74)%	(2.27)%	0.18%	(0.16)%	(0.42)%
After expense reimbursement(5)	(0.89)%	(0.99)%	1.09%	0.49%	0.11%
Portfolio turnover rate(6)	17%	19%	56%	69%	111%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012(1)	2011(1)	2010(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$88.76	$84.00	$78.49	$84.22	$88.97
Income from Investment Operations:
Net investment income (loss)(3)	0.06	(0.04)	1.72	1.21	0.88
Net realized and unrealized gain
(loss) on investments	1.32	4.80	6.16	(5.13)	(4.74)
Total from investment operations	1.38	4.76	7.88	(3.92)	(3.86)
Redemption Fees	0.00 (4)	—	0.01	0.17	0.01
Less Distributions:
From net investment income	—	—	(2.38)	(1.98)	(0.90)
Total distributions	—	—	(2.38)	(1.98)	(0.90)
Net Asset Value, End of Year	$90.14	$88.76	$84.00	$78.49	$84.22
Total return	1.72%	5.39%	10.17%	(4.43)%	(4.38)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$26,874	$6,854	$1,629	$798	$4,182
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.75%	2.18%	2.50%	2.24%	2.12%
After expense reimbursement(5)	0.75%	0.75%	1.44%	1.44%	1.44%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.94)%	(1.47)%	0.98%	0.64%	0.38%
After expense reimbursement(5).	0.06%	(0.04)%	2.04%	1.44%	1.06%
Portfolio turnover rate(6)	17%	19%	56%	69%	111%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	No Load Class
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2014	2013		2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$11.02	$11.08		$10.09	$10.47	$9.86
Income from Investment Operations:
Net investment income(2)	0.33	0.20		0.34	0.83	0.35
Net realized and unrealized gain
(loss) on investments	(0.06)	0.28		1.20	(0.80)	0.91
Total from investment operations	0.27	0.48		1.54	0.03	1.26
Redemption Fees(3)	0.00	0.00		0.00	0.00	0.00
Less Distributions:
From net investment income	(0.29)	(0.28)		(0.43)	(0.36)	(0.35)
From net realized gains	(0.21)	(0.26)		(0.12)	(0.05)	(0.30)
Total distributions	(0.50)	(0.54)		(0.55)	(0.41)	(0.65)
Net Asset Value, End of Year	$10.79	$11.02		$11.08	$10.09	$10.47
Total return	2.46%	4.28%		15.38%	0.24%	13.04%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$10,105	$19,553		$19,566	$13,389	$3,489
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.79%	1.83	%(4)	2.00%	2.38%	6.11%
After expense reimbursement(5)	1.49%	1.50	%(4)	1.49%	1.49%	1.49%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	2.63%	1.41	%(6)	2.65%	7.09%	(1.19)%
After expense reimbursement(5)	2.93%	1.74	%(6)	3.16%	7.98%	3.43%
Portfolio turnover rate(7)	35%	54%		41%	74%	38%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.82% before expense reimbursement and 1.49% after expense reimbursement.

(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2014	2013		2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.98	$11.03		$10.05	$10.44	$9.85
Income from Investment Operations:
Net investment income(2)	0.30	0.17		0.31	0.78	0.33
Net realized and unrealized gain
(loss) on investments	(0.06)	0.29		1.20	(0.78)	0.89
Total from investment operations	0.24	0.46		1.51	—	1.22
Redemption Fees	0.00 (3)	0.00	(3)	0.00 (3)	—	—
Less Distributions:
From net investment income	(0.26)	(0.25)		(0.41)	(0.34)	(0.33)
From net realized gains	(0.21)	(0.26)		(0.12)	(0.05)	(0.30)
Total distributions	(0.47)	(0.51)		(0.53)	(0.39)	(0.63)
Net Asset Value, End of Year	$10.75	$10.98		$11.03	$10.05	$10.44
Total return(4)	2.17%	4.15%		15.12%	(0.01)%	12.64%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$12,281	$36,170		$25,764	$4,726	$356
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.04%	2.08	%(5)	2.25%	2.63%	6.36%
After expense reimbursement(6)	1.74%	1.75	%(5)	1.74%	1.74%	1.74%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	2.38%	1.16	%(7)	2.40%	6.84%	(1.44)%
After expense reimbursement(6)	2.68%	1.49	%(7)	2.91%	7.73%	3.18%
Portfolio turnover rate(8)	35%	54%		41%	74%	38%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.07% before expense reimbursement and 1.74% after expense reimbursement.

(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	The ratio of net investment income includes borrowing expense on securities sold short.
(8)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Advisor Class C
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2014	2013		2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.90	$10.96		$10.00	$10.40	$9.80
Income from Investment Operations:
Net investment income(2)	0.24	0.11		0.26	0.74	0.27
Net realized and unrealized gain
(loss) on investments	(0.06)	0.29		1.18	(0.78)	0.90
Total from investment operations	0.18	0.40		1.44	(0.04)	1.17
Redemption Fees	0.00 (3)	—		—	—	—
Less Distributions:
From net investment income	(0.22)	(0.20)		(0.36)	(0.31)	(0.27)
From net realized gains	(0.21)	(0.26)		(0.12)	(0.05)	(0.30)
Total distributions	(0.43)	(0.46)		(0.48)	(0.36)	(0.57)
Net Asset Value, End of Year	$10.65	$10.90		$10.96	$10.00	$10.40
Total return	1.61%	3.59%		14.48%	(0.49)%	12.13%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$10,403	$11,209		$7,485	$1,645	$128
Ratio of operating expenses to average
net assets:
Before expense reimbursement	2.54%	2.58	%(4)	2.75%	3.13%	6.86%
After expense reimbursement(5)	2.24%	2.25	%(4)	2.24%	2.24%	2.24%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	1.88%	0.66	%(6)	1.90%	6.34%	(1.94)%
After expense reimbursement(5)	2.18%	0.99	%(6)	2.41%	7.23%	2.68%
Portfolio turnover rate(7)	35%	54%		41%	74%	38%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.57% before expense reimbursement and 2.24% after expense reimbursement.

(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
	Institutional Class
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2014	2013		2012	2011	2010
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$11.06	$11.11		$10.12	$10.50	$9.89
Income from Investment Operations:
Net investment income(2)	0.35	0.22		0.36	0.85	0.37
Net realized and unrealized gain
(loss) on investments	(0.06)	0.29		1.20	(0.80)	0.91
Total from investment operations	0.29	0.51		1.56	0.05	1.28
Redemption Fees	—	—		—	—	—
Less Distributions:
From net investment income	(0.32)	(0.30)		(0.45)	(0.38)	(0.37)
From net realized gains	(0.21)	(0.26)		(0.12)	(0.05)	(0.30)
Total distributions	(0.53)	(0.56)		(0.57)	(0.43)	(0.67)
Net Asset Value, End of Year	$10.82	$11.06		$11.11	$10.12	$10.50
Total return	2.61%	4.58%		15.55%	0.42%	13.19%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000’s)	$102,590	$23,227		$6,576	$3,878	$142
Ratio of operating expenses to average
net assets:
Before expense reimbursement	1.74%	1.78	%(3)	1.95%	2.33%	6.06%
After expense reimbursement(4)	1.29%	1.30	%(3)	1.29%	1.29%	1.29%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement	2.68%	1.46	%(5)	2.70%	7.14%	(1.14)%
After expense reimbursement(4)	3.13%	1.94	%(5)	3.36%	8.18%	3.63%
Portfolio turnover rate(6)	35%	54%		41%	74%	38%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.77% before expense reimbursement and 1.29% after expense reimbursement.

(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	The ratio of net investment income includes borrowing expense on securities sold short.
(6)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of
Kinetics Mutual Funds, Inc.
Elmsford, NY

We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the “Funds”), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight funds of the Kinetics Mutual Funds, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2015

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$92,823,562	58.9%
Retail Trade	17,856,851	11.3%
Management of Companies and Enterprises	15,344,508	9.8%
Arts, Entertainment, and Recreation	14,772,295	9.4%
Finance and Insurance	7,703,504	4.9%
Manufacturing	5,369,152	3.4%
Real Estate and Rental and Leasing	518,800	0.3%
Administrative and Support and Waste Management and
Remediation Services	269,578	0.2%
Professional, Scientific, and Technical Services	9,240	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States	$4,801,288	54.1%
Canada	2,079,109	23.4%
France	604,360	6.8%
Cayman Islands	534,180	6.0%
Switzerland	250,091	2.8%
Spain	129,555	1.5%
Guernsey	62,812	0.7%
Singapore	62,024	0.7%
Brazil	35,091	0.4%
Japan	31,097	0.4%
Argentina	18,011	0.2%
Germany	7,897	0.1%
Sweden	3,652	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$295,518,966	24.8%
Real Estate and Rental and Leasing	172,906,688	14.5%
Finance and Insurance	150,713,701	12.6%
Management of Companies and Enterprises	135,477,888	11.4%
Retail Trade	106,476,765	8.9%
Manufacturing	81,895,203	6.9%
Arts, Entertainment, and Recreation	80,209,720	6.7%
Petroleum and Gas	57,876,640	4.9%
Mining, Quarrying, and Oil and Gas Extraction	42,345,286	3.6%
Utilities	2,760,489	0.2%
Construction	1,178,503	0.1%
Accommodation and Food Services	483,934	0.0%
Transportation and Warehousing	458,365	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$24,290,260	89.6%
Professional, Scientific, and Technical Services	2,105,600	7.8%
Finance and Insurance	8,118	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$98,281,905	27.8%
Real Estate and Rental and Leasing	73,197,426	20.7%
Finance and Insurance	51,547,626	14.6%
Management of Companies and Enterprises	32,199,046	9.1%
Petroleum and Gas	25,193,000	7.1%
Information	22,229,008	6.3%
Arts, Entertainment, and Recreation	16,893,170	4.8%
Retail Trade	16,680,223	4.7%
Mining, Quarrying, and Oil and Gas Extraction	6,705,154	1.9%
Accommodation and Food Services	4,323,710	1.2%
Wholesale Trade	926,784	0.3%
Transportation Equipment	900,386	0.3%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$26,767,254	49.3%
Management of Companies and Enterprises	6,651,041	12.2%
Real Estate and Rental and Leasing	5,967,048	11.0%
Petroleum and Gas	3,551,800	6.5%
Retail Trade	2,245,033	4.1%
Accommodation and Food Services	1,321,040	2.4%
Information	855,239	1.6%
Mining, Quarrying, and Oil and Gas Extraction	255,788	0.5%
Arts, Entertainment, and Recreation	174,480	0.3%
Manufacturing	111,520	0.2%
Wholesale Trade	15,952	0.1%
Support Activities for Water Transportation	8,607	0.0%
Administrative and Support and Waste Management and
Remediation Services	5,286	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$15,246,893	39.9%
Manufacturing	8,798,601	23.0%
Information	2,364,811	6.2%
Retail Trade	2,270,031	5.9%
Public Administration	2,098,391	5.5%
Mining, Quarrying, and Oil and Gas Extraction	1,386,459	3.6%
Utilities	709,463	1.9%
Wholesale Trade	698,214	1.8%
Professional, Scientific, and Technical Services	534,080	1.4%
Administrative and Support and Waste Management and
Remediation Services	492,993	1.3%
Transportation and Warehousing	409,921	1.1%
Accommodations and Food Services	399,061	1.0%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2014 — (Continued)

The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$27,413,222	20.3%
Finance and Insurance	21,076,092	15.6%
Manufacturing	15,917,981	11.7%
Mining, Quarrying, and Oil and Gas Extraction	14,576,506	10.7%
Real Estate and Rental and Leasing	13,610,545	10.0%
Administrative and Support and Waste Management and
Remediation Services	9,495,138	7.0%
Retail Trade	6,734,875	5.0%
Accommodation and Food Services	4,641,080	3.4%
Construction	4,587,400	3.4%
Health Care and Social Assistance	850,000	0.6%
Transportation and Warehousing	615,625	0.5%
Professional, Scientific, and Technical Services	501,250	0.4%
Utilities	415,822	0.3%
Wholesale Trade	287,500	0.2%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Internet Portfolio Portfolio of Investments — December 31, 2014

Identifier	COMMON STOCKS — 97.97%	Shares	Value
	Administrative and Support Services — 0.17%
CRMZ	CreditRiskMonitor.com, Inc.	600	$1,500
CTRP	Ctrip.com International Limited — ADR*	5,800	263,900
IILG	Interval Leisure Group, Inc.	200	4,178
			269,578
	Broadcasting (except Internet) — 3.79%
CBS	CBS Corporation — Class B	20,000	1,106,800
SSP	The E.W. Scripps Company — Class A*	77,500	1,732,125
DIS	The Walt Disney Company	33,300	3,136,527
			5,975,452
	Cable Distributor — 7.12%
LBRDA	Liberty Broadband Corporation — Series A*	29,500	1,477,655
LBRDK	Liberty Broadband Corporation — Series C*^	56,000	2,789,920
LBTYK	Liberty Global plc — Series C*	144,000	6,956,640
			11,224,215
	Computer and Electronic Product Manufacturing — 0.33%
QCOM	QUALCOMM Inc.	7,000	520,310
	Credit Intermediation and Related Activities — 0.30%
TREE	LendingTree, Inc.*^	9,833	475,327
	Data Processing, Hosting and Related Services — 0.23%
CSGP	CoStar Group, Inc.*	2,000	367,260
	Data Processor — 3.62%
MA	MasterCard, Inc. — Class A	30,000	2,584,800
VRSK	Verisk Analytics, Inc. — Class A*	7,700	493,185
V	Visa, Inc. — Class A	10,000	2,622,000
			5,699,985
	Defense — 2.62%
CACI	CACI International, Inc. — Class A*	36,000	3,102,480
MANT	ManTech International Corporation — Class A	34,000	1,027,820
			4,130,300

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Internet Portfolio Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	E-Commerce — 12.07%
EBAY	eBay, Inc.*	72,000	$4,040,640
IACI	IAC/InterActiveCorp	72,000	4,376,880
QVCA	Liberty Interactive Corporation — Class A*	360,000	10,591,200
			19,008,720
	Gaming — 1.29%
200 HK	Melco International Development Limited	920,000	2,028,718
	Global Exchanges — 0.13%
JSE SJ	JSE Limited	20,000	209,202
	Holding Company — 2.21%
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*+	2,000	—
IEP	Icahn Enterprises LP	37,689	3,485,102
			3,485,102
	Media — 30.16%
DISCA	Discovery Communications, Inc. — Class A*	101,700	3,503,565
DISCK	Discovery Communications, Inc. — Class C*	101,700	3,429,324
LMCA	Liberty Media Corporation — Class A*	118,000	4,161,860
LMCK	Liberty Media Corporation — Class C*	208,000	7,286,240
LTRPA	Liberty TripAdvisor Holdings Inc. — Series A*	110,000	2,959,000
LVNTA	Liberty Ventures — Series A*	165,977	6,260,653
SNI	Scripps Networks Interactive — Class A	77,000	5,795,790
STRZA	Starz — Class A*	128,700	3,822,390
TWX	Time Warner, Inc.	76,600	6,543,172
VIAB	Viacom Inc. — Class B	50,000	3,762,500
			47,524,494
	Motion Picture and Sound Recording Industries — 2.19%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	154,200	3,443,286
	Motor Vehicle and Parts Dealers — 0.66%
AN	AutoNation, Inc.*	17,200	1,039,052
	Non-Store Retailers — 1.36%
CPRT	Copart, Inc.*	38,860	1,418,002
LE	Lands’ End, Inc.*	120	6,475
OSTK	Overstock.com, Inc.*	1,000	24,270
BID	Sotheby’s	16,000	690,880
			2,139,627

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS The Internet Portfolio Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Other Exchanges — 0.05%
CBOE	CBOE Holdings Inc.	1,200	$76,104
	Other Information Services — 7.97%
GOOGL	Google Inc. — Class A*	8,600	4,563,676
GOOG	Google Inc. — Class C*	10,000	5,264,000
YHOO	Yahoo! Inc.*	54,000	2,727,540
			12,555,216
	Performing Arts, Spectator Sports, and Related Industries — 6.10%
LYV	Live Nation Entertainment, Inc.*	195,000	5,091,450
MSG	The Madison Square Garden Company — Class A*	60,000	4,515,600
			9,607,050
	Professional, Scientific, and Technical Services — 0.01%
MWW	Monster Worldwide, Inc.*	2,000	9,240
	Rental and Leasing Services — 0.23%
CDCO	Comdisco Holding Company, Inc.*	56,000	364,000
	Satellite Telecommunications — 14.55%
DISH	DISH Network Corp. — Class A*	142,000	10,350,380
SATS	EchoStar Corporation — Class A*	213,000	11,182,500
LORL	Loral Space & Communications Inc.*	8,600	676,906
VSAT	ViaSat, Inc.*	11,400	718,542
			22,928,328
	Securities, Commodity Contracts, and Other Financial Investments
	and Related Activities — 0.79%
ICE	IntercontinentalExchange Group, Inc.	1,800	394,722
MKTX	MarketAxess Holdings, Inc.	5,700	408,747
OTCM	OTC Markets Group Inc. — Class A	30,600	439,416
			1,242,885
	Telecommunications — 0.02%
ICTG	ICTC Group Inc.*	149	2,712
9984 JP	SoftBank Corp.	400	24,077
			26,789
	TOTAL COMMON STOCKS
	(cost $73,106,614)		154,350,240

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier	ESCROW NOTES — 0.00%	Amount	Value
	Special Purpose Entity — 0.00%
006ESC958	Adelphia Communications Corp. Preferred*+	$190,000	$—
	TOTAL ESCROW NOTES
	(cost $0)		—

	RIGHTS — 0.20%	Shares
	Cable Distributor — 0.10%
LBRKR	Liberty Broadband Corporation*	17,100	162,450
	Rental and Leasing Services — 0.10%
CDCOR	Comdisco Holding Company, Inc.*^#	1,800,000	154,800
	TOTAL RIGHTS
	(cost $173,622)		317,250

		Principal
	SHORT-TERM INVESTMENTS — 2.00%	Amount
	Commercial Paper — 2.00%
049221655	U.S. Bank N.A., 0.02%, 01/02/2015	$3,141,000	3,141,000

		Shares
	Money Market Funds — 0.00%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	469	469
	TOTAL SHORT-TERM INVESTMENTS
	(cost $3,141,469)		3,141,469

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 2.78%
	Money Market Funds — 2.78%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	4,380,634	4,380,634
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $4,380,634)		4,380,634
	TOTAL INVESTMENTS — 102.95%
	(cost $80,802,339)		$162,189,593

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $4,163,840 at December 31, 2014.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
# —	Contingent value right (contingent upon profitability of company).
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	COMMON STOCKS — 95.50%	Shares	Value
	Apparel Manufacturing — 1.80%
MC FP	LVMH Moet Hennessy Louis Vuitton SA	1,000	$160,029
	Asset Management — 7.65%
APO	Apollo Global Management LLC — Class A	300	7,074
BAM	Brookfield Asset Management Inc. — Class A	4,000	200,520
JZCP LN	JZ Capital Partners Limited	10,000	62,812
ONEXF	Onex Corporation	7,000	408,498
			678,904
	Beverage and Tobacco Product Manufacturing — 0.14%
CWGL	Crimson Wine Group Limited*^	1,350	12,825
	Cable Distributor — 1.66%
ATC NA	Altice SA*	100	7,897
LBRDA	Liberty Broadband Corporation — Series A*	900	45,081
LBRDK	Liberty Broadband Corporation — Series C*	1,800	89,676
NUM FP	Numericable Group SA*	100	4,954
			147,608
	Chemical Manufacturing — 1.31%
PAH	Platform Specialty Products Corporation*	5,000	116,100
	Construction of Buildings — 2.84%
BRP	Brookfield Residential Properties Inc.*	10,100	243,006
LEN	Lennar Corporation — Class A	200	8,962
			251,968
	Credit Intermediation and Related Activities — 0.03%
IFT	Imperial Holdings, Inc.*	400	2,608
	Crop Production — 0.20%
CRESY	Cresud S.A.C.I.F.y A. — ADR*	1,785	18,011
	E-Commerce — 4.97%
QVCA	Liberty Interactive Corporation — Class A*	15,000	441,300
	Electronics and Appliance Stores — 0.36%
SHOS	Sears Hometown and Outlet Stores Inc.*	2,400	31,560
	European Exchanges — 1.37%
BME SM	Bolsas y Mercados Espanoles	3,130	121,729
	Gaming — 1.67%
WYNN	Wynn Resorts Limited	1,000	148,760

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	General Merchandise Stores — 3.09%
SRSC	Sears Canada Inc.*^	6,600	$63,426
SHLD	Sears Holdings Corporation*^	6,400	211,072
			274,498
	Global Exchanges — 0.39%
BVMF3 BZ	BM&FBOVESPA SA	9,470	35,091
	Holding Company — 16.05%
BOL FP	Bollore	92,500	421,976
CKI CN	Clarke Inc.	2,000	17,215
DDEJF	Dundee Corporation — Class A*	36,000	395,784
IEP	Icahn Enterprises LP	5,994	554,265
INVEB SS	Investor AB — B Shares	100	3,652
PVF CN	Partners Value Fund Inc.*	1,200	32,278
			1,425,170
	Insurance Carriers and Related Activities — 0.76%
AFSI	AmTrust Financial Services, Inc.^	500	28,125
GLRE	Greenlight Capital Re, Limited — Class A*	1,200	39,180
			67,305
	Jewelry, Watch, Precious Stone, and Precious Metal
	Merchant Wholesalers — 2.82%
CFR VX	Compagnie Financiere Richemont SA	2,800	250,090
	Lessors of Nonresidential Buildings (except Miniwarehouses) — 5.87%
HHC	The Howard Hughes Corporation*	4,000	521,680
	Media — 11.25%
DISCA	Discovery Communications, Inc. — Class A*	1,200	41,340
DISCK	Discovery Communications, Inc. — Class C*	1,200	40,464
LMCA	Liberty Media Corporation — Class A*	3,600	126,972
LMCK	Liberty Media Corporation — Class C*	7,200	252,216
LTRPA	Liberty TripAdvisor Holdings Inc. — Series A*	5,200	139,880
LVNTA	Liberty Ventures — Series A*	7,332	276,563
STRZA	Starz — Class A*	4,094	121,592
			999,027

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Mining (except Oil and Gas) — 0.83%
FNV	Franco-Nevada Corporation	1,000	$49,190
NCQ	NovaCopper Inc.*	666	326
NG	NovaGold Resources Inc.*^	4,000	11,800
SAND	Sandstorm Gold Limited*	3,600	12,240
			73,556
	Motion Picture and Sound Recording Industries — 2.01%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	8,000	178,640
	Oil and Gas — 3.59%
TPL	Texas Pacific Land Trust	2,700	318,600
	Oil and Gas Extraction — 7.62%
CLR	Continental Resources, Inc.*	2,100	80,556
POU CN	Paramount Resources Limited — Class A*	1,410	34,127
SEMUF	Siem Industries Inc.*	6,600	495,000
TOU CN	Tourmaline Oil Corp.*	2,000	66,621
			676,304
	Oil Refining — 0.75%
PARR	Par Petroleum Corporation*	4,114	66,853
	Other Information Services — 0.01%
IIJI	Internet Initiative Japan Inc. — ADR	100	1,000
	Publishing Industries (except Internet) — 0.09%
PRISY	Promotora de Informaciones S.A. — ADR*	1,803	2,110
PRS SM	Promotora de Informaciones S.A. — Class A*	18,310	5,716
			7,826
	Real Estate — 6.30%
BPY	Brookfield Property Partners LP^	281	6,426
BRE CN	Brookfield Real Estate Services, Inc.	5,050	56,333
CIT SP	City Developments Limited	8,000	62,024
DRM CN	Dream Unlimited Corp. — Class A*	48,800	407,017
TPH	TRI Pointe Homes, Inc.*	1,800	27,450
			559,250
	Restaurants — 5.88%
QSP-U CN	Restaurant Brands International LP*	18	679
QSR	Restaurant Brands International, Inc.*^	1,782	69,569
WEN	The Wendy’s Company	50,000	451,500
			521,748

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Satellite Telecommunications — 3.37%
DISH	DISH Network Corp. — Class A*	1,800	$131,202
SATS	EchoStar Corporation — Class A*	3,200	168,000
			299,202
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities — 0.12%
FRFHF	Fairfax Financial Holdings Limited	20	10,480
	Telecommunications — 0.34%
9984 JP	SoftBank Corp.	500	30,097
	Transportation Equipment Manufacturing — 0.36%
HEI/A	HEICO Corporation — Class A	675	31,968
	TOTAL COMMON STOCKS
	(cost $7,144,920)		8,479,787

		Principal
	CORPORATE BONDS — 0.41%	Amount
	General Merchandise Stores — 0.41%
	Sears Holdings Corporation
812350AF3	8.000%, 12/15/2019	$ 39,500	35,945
	TOTAL CORPORATE BONDS
	(cost $39,500)		35,945

	MUTUAL FUNDS — 0.59%	Shares
	Funds, Trusts, and Other Financial Vehicles — 0.59%
TRF	Templeton Russia and East European Fund, Inc.	5,800	52,200
	TOTAL MUTUAL FUNDS
	(cost $77,855)		52,200

	RIGHTS — 0.25%
	Apparel Manufacturing — 0.19%
BTHH2D3	LVMH Moet Hennessy Louis Vuitton SA*	1,000	17,401
	Cable Distributor — 0.06%
LBRKR	Liberty Broadband Corporation*	540	5,130
	TOTAL RIGHTS
	(cost $15,727)		22,531

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	WARRANTS — 0.32%	Shares	Value
	General Merchandise Stores — 0.32%
SHLDW	Sears Holdings Corporation*^	1,390	$28,704
	TOTAL WARRANTS
	(cost $19,439)		28,704

		Principal
	SHORT-TERM INVESTMENTS — 1.18%	Amount
	Commercial Paper — 1.18%
049221655	U.S. Bank N.A., 0.02%, 01/02/2015	$105,000	105,000

		Shares
	Money Market Funds — 0.00%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	26	26
	TOTAL SHORT-TERM INVESTMENTS
	(cost $105,026)		105,026

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 6.79%
	Money Market Funds — 6.79%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	602,851	602,851
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $602,851)		602,851
	TOTAL INVESTMENTS — 105.04%
	(cost $8,005,318)		$9,327,044

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $579,021 at December 31, 2014.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	COMMON STOCKS — 94.19%	Shares	Value
	Apparel Manufacturing — 0.20%
LB	L Brands, Inc.	25,600	$2,215,680
LVMUY	LVMH Moet Hennessy Louis Vuitton SA — ADR	4,800	165,288
			2,380,968
	Asset Management — 6.87%
APO	Apollo Global Management LLC — Class A	1,000	23,580
BAM	Brookfield Asset Management Inc. — Class A	1,085,600	54,421,128
JZCP LN	JZ Capital Partners Limited	8,800	55,274
OAK	Oaktree Capital Group LLC^	8,400	435,372
ONEXF	Onex Corporation	408,400	23,832,958
RCP LN	RIT Capital Partners plc	22,400	487,731
806 HK	Value Partners Group Limited	2,747,000	2,309,639
WETF	WisdomTree Investments, Inc.^	19,400	304,095
			81,869,777
	Beverage and Tobacco Product Manufacturing — 0.15%
BF/A	Brown-Forman Corporation — Class A	450	39,492
ROX	Castle Brands, Inc.*^	72,000	116,640
CWGL	Crimson Wine Group Limited*^	171,860	1,632,670
			1,788,802
	Broadcasting (except Internet) — 1.79%
CBS	CBS Corporation — Class B	381,400	21,106,676
TRCO	Tribune Media Company — Class A*	3,000	179,310
			21,285,986
	Cable Distributor — 1.96%
LBRDA	Liberty Broadband Corporation — Series A*	156,100	7,819,049
LBRDK	Liberty Broadband Corporation — Series C*^	312,200	15,553,804
			23,372,853
	Chemical Manufacturing — 0.99%
OPK	OPKO Health, Inc.*^	4,000	39,960
PAH	Platform Specialty Products Corporation*	148,900	3,457,458
SIAL	Sigma-Aldrich Corporation	60,000	8,236,200
VHI	Valhi, Inc.	2,400	15,384
			11,749,002
	Construction of Buildings — 0.16%
BRP	Brookfield Residential Properties Inc.*^	28,600	688,116
GRBK	Green Brick Partners, Inc.*^	3,600	29,520
LEN	Lennar Corporation — Class A	26,300	1,178,503
			1,896,139

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Credit Intermediation and Related Activities — 0.01%
IFT	Imperial Holdings, Inc.*	9,200	$59,984
OCN	Ocwen Financial Corporation*^	200	3,020
			63,004
	E-Commerce — 3.16%
IACI	IAC/InterActiveCorp	15,800	960,482
QVCA	Liberty Interactive Corporation — Class A*	1,248,400	36,727,928
			37,688,410
	Electronics and Appliance Stores — 0.13%
SHOS	Sears Hometown and Outlet Stores Inc.*	118,700	1,560,905
	Gaming — 2.42%
LVS	Las Vegas Sands Corp.^	210,000	12,213,600
MGM	MGM Resorts International*	237,600	5,079,888
WYNN	Wynn Resorts Limited	77,800	11,573,528
			28,867,016
	General Merchandise Stores — 1.64%
SRSC	Sears Canada Inc.*^	493,400	4,741,574
SHLD	Sears Holdings Corporation*^	448,980	14,807,360
			19,548,934
	Global Exchanges — 0.28%
JSE SJ	JSE Limited	316,000	3,305,397
	Holding Company — 9.27%
BOL FP	Bollore	640,000	2,919,616
DDEJF	Dundee Corporation — Class A*	186,100	2,045,983
GBLS BB	Groupe Bruxelles Lambert S.A. Strip VVPR*+	23,520	—
IEP	Icahn Enterprises LP	965,618	89,290,697
LUK	Leucadia National Corporation	723,600	16,223,112
PVF CN	Partners Value Fund Inc.*	800	21,518
			110,500,926
	Insurance Carriers and Related Activities — 1.32%
AFSI	AmTrust Financial Services, Inc.^	4,600	258,750
MKL	Markel Corporation*	22,732	15,522,319
			15,781,069
	Lessors of Nonresidential Buildings (except Miniwarehouses) — 10.99%
HHC	The Howard Hughes Corporation*	964,300	125,764,006
RSE	Rouse Properties, Inc.^	286,400	5,304,128
			131,068,134

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Lessors of Residential Buildings and Dwellings — 0.76%
ELS	Equity Lifestyle Properties, Inc. — REIT	176,000	$9,072,800
	Machinery Manufacturing — 0.07%
CFX	Colfax Corporation*	17,300	892,161
	Manufactured Brands — 3.23%
JAH	Jarden Corporation*	804,000	38,495,520
MOV	Movado Group, Inc.^	800	22,696
			38,518,216
	Media — 11.68%
DISCA	Discovery Communications, Inc. — Class A*	389,923	13,432,847
DISCK	Discovery Communications, Inc. — Class C*	389,923	13,148,204
LMCA	Liberty Media Corporation — Class A*	624,400	22,022,588
LMCK	Liberty Media Corporation — Class C*	1,156,800	40,522,704
LTRPA	Liberty TripAdvisor Holdings Inc. — Series A*	164,000	4,411,600
LVNTA	Liberty Ventures — Series A*	358,285	13,514,510
SNI	Scripps Networks Interactive — Class A	69,973	5,266,868
STRZA	Starz — Class A*	619,000	18,384,300
VIAB	Viacom Inc. — Class B	114,000	8,578,500
			139,282,121
	Mining (except Oil and Gas) — 1.19%
FNV	Franco-Nevada Corporation	286,800	14,107,692
SAND	Sandstorm Gold Limited*	9,000	30,600
			14,138,292
	Motion Picture and Sound Recording Industries — 3.13%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	1,673,000	37,358,090
	Motor Vehicle and Parts Dealers — 4.76%
AN	AutoNation, Inc.*	940,000	56,785,400
	Non-Store Retailers — 0.63%
LE	Lands’ End, Inc.*^	138,810	7,490,188
	Oil and Gas — 4.85%
TPL	Texas Pacific Land Trustc	490,480	57,876,640
	Oil Refining — 0.04%
PARR	Par Petroleum Corporation*	30,892	501,995

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Oil and Gas Extraction — 2.33%
CNQ	Canadian Natural Resources Limited	72,400	$2,235,712
CLR	Continental Resources, Inc.*^	221,400	8,492,904
SEMUF	Siem Industries Inc.*	29,700	2,227,500
TOU CN	Tourmaline Oil Corp.*	443,690	14,779,483
			27,735,599
	Other Exchanges — 3.98%
CBOE	CBOE Holdings Inc.	738,326	46,824,635
URB/A CN	Urbana Corporation — Class A	398,178	675,168
			47,499,803
	Other Information Services — 0.02%
GOOGL	Google Inc. — Class A*	30	15,920
GOOG	Google Inc. — Class C*	430	226,352
			242,272
	Performing Arts, Spectator Sports, and Related Industries — 4.31%
LYV	Live Nation Entertainment, Inc.*	1,966,400	51,342,704
	Real Estate — 2.69%
BPY	Brookfield Property Partners LP^	73,064	1,670,974
DRM CN	Dream Unlimited Corp. — Class A*	297,100	2,477,964
FCE/A	Forest City Enterprises, Inc. — Class A*^	996,400	21,223,320
TPH	TRI Pointe Homes, Inc.*	69,200	1,055,300
VNO	Vornado Realty Trust — REIT	48,000	5,650,080
			32,077,638
	Restaurants — 2.37%
QSP-U CN	Restaurant Brands International LP*^	124	4,679
QSR	Restaurant Brands International, Inc.*^	12,276	479,255
WEN	The Wendy’s Company	3,079,800	27,810,594
			28,294,528
	Satellite Telecommunications — 6.51%
DISH	DISH Network Corp. — Class A*	682,500	49,747,425
SATS	EchoStar Corporation — Class A*	514,100	26,990,250
LORL	Loral Space & Communications Inc.*	300	23,613
VSAT	ViaSat, Inc.*	14,000	882,420
			77,643,708

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities — 0.01%
FRFHF	Fairfax Financial Holdings Limited	120	$62,880
GBL	GAMCO Investors, Inc. — Class A^	500	44,470
			107,350
	Security System Services — 0.01%
ASCMA	Ascent Capital Group LLC — Class A*^	2,400	127,032
	Support Activities for Transportation — 0.04%
357 HK	Hainan Meilan International Airport Company
	Limited — Class H	558,000	458,365
	Transportation Equipment Manufacturing — 0.01%
HEI/A	HEICO Corporation — Class A	1,250	59,200
	Utilities — 0.23%
BIP	Brookfield Infrastructure Partners LP^	65,930	2,760,489
	TOTAL COMMON STOCKS
	(cost $708,237,937)		1,122,991,913

		Principal
	CORPORATE BONDS — 0.21%	Amount
	General Merchandise Stores — 0.21%
812350AF3	Sears Holdings Corporation
	8.000%, 12/15/2019^	$ 2,688,500	2,446,535
	TOTAL CORPORATE BONDS
	(cost $2,688,500)		2,446,535

	ESCROW NOTES — 0.00%
	Special Purpose Entity — 0.00%
006ESCBG1	Adelphia Communications Corp.*+	200,000	—
	TOTAL ESCROW NOTES
	(cost $0)		—

	MUTUAL FUNDS — 0.00%	Shares
	Funds, Trusts, and Other Financial Vehicles — 0.00%
TRF	Templeton Russia and East European Fund, Inc.	2,200	19,800
	TOTAL MUTUAL FUNDS
	(cost $32,396)		19,800

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	RIGHTS — 0.07%	Shares	Value
	Cable Distributor — 0.07%
LBRKR	Liberty Broadband Corporation*	93,660	$889,770
	TOTAL RIGHTS
	(cost $522,696)		889,770

	WARRANTS — 0.16%
	General Merchandise Stores — 0.16%
SHLDW	Sears Holdings Corporation*^	94,631	1,954,130
	TOTAL WARRANTS
	(cost $1,567,657)		1,954,130

		Principal
	SHORT-TERM INVESTMENTS — 5.72%	Amount
	Commercial Paper — 5.05%
049221655	U.S. Bank N.A., 0.02%, 01/02/2015	$60,270,000	60,270,000

		Shares
	Mutual Funds — 0.67%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	7,968,700	7,968,700
	TOTAL SHORT-TERM INVESTMENTS
	(cost $68,238,700)		68,238,700

	INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING — 6.74%
	Money Market Funds — 6.74%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	80,379,397	80,379,397
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $80,379,397)		80,379,397
	TOTAL INVESTMENTS — 107.09%
	(cost $861,667,283)		$1,276,920,245

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $77,035,587 at December 31, 2014.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.
c —	Affiliated issuer. See Note 10.
ADR — American Depository Receipt.
REIT — Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	COMMON STOCKS — 97.30%	Shares	Value
	Chemical Manufacturing — 2.09%
AGEN	Agenus, Inc.*	148	$588
APHB	AmpliPhi Biosciences Corp.*	1,000	205
IMNP	Immune Pharmaceuticals Inc.*	17	32
LONN VX	Lonza Group AG	5,000	564,273
MMRF	MMRGlobal Inc.*	43,000	473
			565,571
	Pharmaceutical and Biotechnology — 87.45%
ABBV	AbbVie Inc.	14,000	916,160
ALKS	Alkermes plc*	25,000	1,464,000
ARNA	Arena Pharmaceuticals, Inc.*^	45,000	156,150
AZN	AstraZeneca plc — ADR	13,000	914,940
BIIB	Biogen Idec, Inc.*	7,250	2,461,012
BMY	Bristol-Myers Squibb Company	34,000	2,007,020
CLDX	Celldex Therapeutics Inc.*^	26,294	479,866
CBST	Cubist Pharmaceuticals, Inc.*	19,000	1,912,350
DNDNQ	Dendreon Corporation*^	34,000	2,482
LLY	Eli Lilly & Company	23,000	1,586,770
GSK	GlaxoSmithKline plc — ADR	22,673	969,044
ISIS	Isis Pharmaceuticals, Inc.*^	17,000	1,049,580
JNJ	Johnson & Johnson	14,000	1,463,980
MRK	Merck & Co., Inc.	16,000	908,640
MACK	Merrimack Pharmaceuticals, Inc.*^	12,000	135,600
NVS	Novartis AG — ADR	18,000	1,667,880
ONTY	Oncothyreon, Inc.*	32,333	61,433
OSIR	Osiris Therapeutics, Inc.*^	18,000	287,820
PFE	Pfizer, Inc.	46,000	1,432,900
PGNX	Progenics Pharmaceuticals, Inc.*	67,200	508,032
RHHBY	Roche Holding AG Limited — ADR	22,000	747,780
SNY	Sanofi — ADR	26,000	1,185,860
SHPG	Shire plc — ADR	6,000	1,275,240
SNTA	Synta Pharmaceuticals Corp.*	11,000	29,150
VICL	Vical Inc.*	84,500	88,725
			23,712,414
	Professional, Scientific, and Technical Services — 7.76%
AFFX	Affymetrix, Inc.*^	104,000	1,026,480
AMRI	Albany Molecular Research, Inc.*^	56,000	911,680
CDXS	Codexis, Inc.*	5,611	14,140
ONTX	Onconova Therapeutics, Inc.*^	18,000	59,220
PACB	Pacific Biosciences of California Inc.*	12,000	94,080
			2,105,600

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier			Shares	Value
	TOTAL COMMON STOCKS
	(cost $15,836,033)			$26,383,585

	RIGHTS — 0.07%
	Funds, Trusts, and Other Financial Vehicles — 0.03%
LGNDZ	Ligand Pharmaceuticals Inc.*		44,000	286
LGNXZ	Ligand Pharmaceuticals Inc.*		44,000	5,280
LGNYZ	Ligand Pharmaceuticals Inc.		44,000	1,980
LGNZZ	Ligand Pharmaceuticals Inc.*		44,000	572
				8,118
	Pharmaceutical and Biotechnology — 0.04%
GCVRZ	Sanofi*		15,538	12,275
	TOTAL RIGHTS
	(cost $0)			20,393

			Principal
	SHORT-TERM INVESTMENTS — 2.70%		Amount
	Commercial Paper — 2.70%
049221655	U.S. Bank N.A., 0.02%, 01/02/2015		$732,000	732,000

			Shares
	Money Market Funds — 0.00%
FIGXX	Fidelity Institutional Government Portfolio — Class I, 0.01%b	.	704	704
	TOTAL SHORT-TERM INVESTMENTS
	(cost $732,704)			732,704

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 10.87%
	Money Market Funds — 10.87%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b		2,947,749	2,947,749
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $2,947,749)			2,947,749
	TOTAL INVESTMENTS — 110.94%
	(cost $19,516,486)			$30,084,431

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $2,761,329 at December 31, 2014.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.
ADR — American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	COMMON STOCKS — 98.58%	Shares	Value
	Asset Management — 5.50%
GBL	GAMCO Investors, Inc. — Class A	23,400	$2,081,196
JZCP LN	JZ Capital Partners Limited	196,400	1,233,622
OCX CN	Onex Corporation	226,500	13,151,739
RCP LN	RIT Capital Partners plc	135,200	2,943,803
SII CN	Sprott, Inc.	1,680	3,528
			19,413,888
	Automobile and Other Motor Vehicle Merchant
	Wholesalers — 0.25%
VTU LN	Vertu Motors plc	975,000	900,386
	Chemical Manufacturing — 3.96%
IPAR	Inter Parfums, Inc.	155,100	4,257,495
PAH	Platform Specialty Products Corporation*	418,300	9,712,926
			13,970,421
	Construction of Buildings — 2.72%
GRBK	Green Brick Partners, Inc.*^	398,700	3,269,340
BRP	Brookfield Residential Properties Inc.*	263,300	6,334,998
			9,604,338
	Credit Intermediation and Related Activities — 0.85%
BOKF	BOK Financial Corporation	11,400	684,456
IFT	Imperial Holdings, Inc.*^	353,600	2,305,472
			2,989,928
	Electronics and Appliance Stores — 1.40%
SHOS	Sears Hometown and Outlet Stores Inc.*	375,700	4,940,455
	Forestry and Logging — 0.01%
KEWL	Keweenaw Land Association Limited*	380	37,620
	Gaming — 1.23%
TPCA	Tropicana Entertainment Inc.*	256,600	4,323,710
	General Merchandise Stores — 2.10%
SRSC	Sears Canada Inc.*^	613,100	5,891,891
SHLD	Sears Holdings Corporation*^	46,500	1,533,570
			7,425,461
	Holding Company — 13.01%
DDEJF	Dundee Corporation — Class A*	884,900	9,728,591
IEP	Icahn Enterprises LP	336,294	31,097,106
PVF CN	Partners Value Fund Inc.*	191,000	5,137,502
			45,963,199

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Insurance Carriers and Related Activities — 3.40%
AFSI	AmTrust Financial Services, Inc.^	184,500	$10,378,125
GLRE	Greenlight Capital Re, Limited — Class A*	50,200	1,639,030
			12,017,155
	Lessors of Nonresidential Buildings (except
	Miniwarehouses) — 9.47%
HHC	The Howard Hughes Corporation*	256,400	33,439,688
	Lessors of Residential Buildings and Dwellings — 1.12%
ELS	Equity Lifestyle Properties, Inc. — REIT	76,600	3,948,730
	Machinery Manufacturing — 0.50%
CFX	Colfax Corporation*	34,500	1,779,165
	Manufactured Brands — 9.99%
JAH	Jarden Corporation*	702,825	33,651,261
MOV	Movado Group, Inc.^	57,200	1,622,764
			35,274,025
	Media — 2.05%
LTRPA	Liberty TripAdvisor Holdings Inc. — Series A*	32,200	866,180
LVNTA	Liberty Ventures — Series A*	32,200	1,214,584
STRZA	Starz — Class A*	173,800	5,161,860
			7,242,624
	Merchant Wholesalers, Durable Goods — 0.26%
DORM	Dorman Products, Inc.*^	19,200	926,784
	Mining (except Oil and Gas) — 0.05%
MUX	McEwen Mining Inc.*^	160,600	178,266
	Motion Picture and Sound Recording Industries — 4.36%
DWA	DreamWorks Animation SKG, Inc. — Class A*^	689,600	15,398,768
	Motor Vehicle and Parts Dealers — 0.54%
PAG	Penske Automotive Group, Inc.	38,700	1,899,009
	Non-Store Retailers — 0.21%
LE	Lands’ End, Inc.*^	13,986	754,684
	Oil and Gas — 7.13%
TPL	Texas Pacific Land Trust	213,500	25,193,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Oil and Gas Extraction — 1.85%
BLMC	Biloxi Marsh Lands Corporation	100	$2,950
PARR	Par Petroleum Corporation*	361,719	5,877,934
WPX	WPX Energy Inc.*	55,800	648,954
			6,529,838
	Other Exchanges — 0.64%
CBOE	CBOE Holdings Inc.	16,990	1,077,506
URB/A CN	Urbana Corporation — Class A	695,071	1,178,593
			2,256,099
	Performing Arts, Spectator Sports, and Related Industries — 4.78%
LYV	Live Nation Entertainment, Inc.*	647,000	16,893,170
	Petroleum and Coal Products Manufacturing — 0.97%
CVI	CVR Energy, Inc.	88,300	3,418,093
	Publishing Industries (except Internet) — 0.20%
PRISY	Promotora de Informaciones S.A. — ADR*	484,833	567,254
VALU	Value Line, Inc.	7,615	126,790
			694,044
	Real Estate — 8.18%
DRM CN	Dream Unlimited Corp. — Class A*	2,235,000	18,641,031
TPH	TRI Pointe Homes, Inc.*	672,700	10,258,675
			28,899,706
	Rental and Leasing Services — 0.01%
CDCO	Comdisco Holding Company, Inc.*	7,560	49,140
	Restaurants — 6.90%
WEN	The Wendy’s Company	2,696,400	24,348,492
	Satellite Telecommunications — 0.61%
LORL	Loral Space & Communications Inc.*	14,000	1,101,940
VSAT	ViaSat, Inc.*	16,400	1,033,692
			2,135,632
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities — 0.00%
RHJI BB	RHJ International SA*	800	4,463

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Telecommunications — 0.03%
CIBY	CIBL, Inc.*	18	$24,210
ICTG	ICTC Group Inc.*	208	3,786
LICT	Lynch Interactive Corporation*	16	80,160
			108,156
	Transportation Equipment Manufacturing — 4.30%
ARII	American Railcar Industries, Inc.^	137,400	7,076,100
FDML	Federal-Mogul Corporation*	504,200	8,112,578
			15,188,678
	TOTAL COMMON STOCKS
	(cost $310,748,655)		348,146,815

		Principal
	CORPORATE BONDS — 0.07%	Amount
	General Merchandise Stores — 0.07%
812350AF3	Sears Holdings Corporation
	8.000%, 12/15/2019	$272,500	247,975
	TOTAL CORPORATE BONDS
	(cost $272,500)		247,975

	RIGHTS — 0.14%	Shares
	Rental and Leasing Services — 0.14%
CDCOR	Comdisco Holding Company, Inc.*^#	5,634,807	484,594
	TOTAL RIGHTS
	(cost $1,296,169)		484,594

	WARRANTS — 0.05%
	General Merchandise Stores — 0.05%
SHLDW	Sears Holdings Corporation*^	9,591	198,054
	TOTAL WARRANTS
	(cost $97,553)		198,054

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
Identifier	SECURITIES LENDING — 11.45%	Shares	Value
	Money Market Funds — 11.45%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	40,433,435	$40,433,435
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $40,433,435)		40,433,435
	TOTAL INVESTMENTS — 110.29%
	(cost $352,848,312)		$389,510,873

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $38,484,035 at December 31, 2014.
# —	Contingent value right (contingent upon profitability of company).
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.
ADR — American Depository Receipt.
REIT —Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	COMMON STOCKS — 88.13%	Shares	Value
	Administrative and Support Services — 0.01%
MRKT	Markit Limited*	200	$5,286
	Asset Management — 16.38%
APO	Apollo Global Management LLC — Class A	18,900	445,662
BX	The Blackstone Group LP^	19,600	663,068
BAM	Brookfield Asset Management Inc. — Class A	53,400	2,676,942
FII	Federated Investors, Inc. — Class B	3,600	118,548
GBL	GAMCO Investors, Inc. — Class A	300	26,682
JZCP LN	JZ Capital Partners Limited	57,000	358,027
OAK	Oaktree Capital Group LLC^	18,400	953,672
OZM	Och-Ziff Capital Management Group — Class A	2,400	28,032
ONEXF	Onex Corporation	52,000	3,034,559
SII CN	Sprott, Inc.	41,155	86,433
806 HK	Value Partners Group Limited	306,000	257,280
WETF	WisdomTree Investments, Inc.^	16,400	257,070
			8,905,975
	Beverage and Tobacco Product Manufacturing — 0.09%
CWGL	Crimson Wine Group Limited*^	5,080	48,260
	Chemical Manufacturing — 0.03%
KDUS	Cadus Corporation*	10,800	15,552
	Construction of Buildings — 0.80%
BRP	Brookfield Residential Properties Inc.*	16,400	394,584
GRBK	Green Brick Partners, Inc.*^	5,190	42,558
			437,142
	Credit Intermediation and Related Activities — 2.93%
BBCN	BBCN Bancorp, Inc.	10	144
EWBC	East West Bancorp, Inc.	3,204	124,027
IFT	Imperial Holdings, Inc.*^	225,400	1,469,608
			1,593,779
	Data Processor — 5.91%
MA	MasterCard, Inc. — Class A	16,000	1,378,560
V	Visa, Inc. — Class A	7,000	1,835,400
			3,213,960
	E-Commerce — 1.24%
QVCA	Liberty Interactive Corporation — Class A*	22,900	673,718

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Electronics and Appliance Stores — 0.02%
SHOS	Sears Hometown and Outlet Stores Inc.*	610	$8,021
	Gaming — 2.75%
LVS	Las Vegas Sands Corp.	3,000	174,480
TPCA	Tropicana Entertainment Inc.*	78,400	1,321,040
			1,495,520
	General Merchandise Stores — 0.06%
SHLD	Sears Holdings Corporation*^	1,000	32,980
	Global Exchanges — 2.86%
JSE SJ	JSE Limited	83,600	874,466
LSE LN	London Stock Exchange Group plc	12,800	443,092
SGX SP	Singapore Exchange Limited	40,000	235,836
			1,553,394
	Holding Company — 18.12%
BOL FP	Bollore SA	10,000	45,619
CKI CN	Clarke Inc.	1,000	8,607
DDEJF	Dundee Corporation — Class A*	186,200	2,047,083
IEP	Icahn Enterprises LP	59,826	5,532,110
LUK	Leucadia National Corporation	47,600	1,067,192
PVF CN	Partners Value Fund Inc.*	42,900	1,153,921
			9,854,532
	Insurance Carriers and Related Activities — 2.94%
AFSI	AmTrust Financial Services, Inc.^	19,600	1,102,500
MKL	Markel Corporation*	725	495,059
			1,597,559
	Lessors of Nonresidential Buildings (except
	Miniwarehouses) — 6.56%
HHC	The Howard Hughes Corporation*	26,700	3,482,214
RSE	Rouse Properties, Inc.^	4,600	85,192
			3,567,406
	Media — 1.19%
LTRPA	Liberty TripAdvisor Holdings Inc. — Series A*	6,748	181,521
LVNTA	Liberty Ventures — Series A*	12,403	467,841
			649,362

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier		Shares	Value
	Merchant Wholesalers, Durable Goods — 0.03%
AMRK	A-Mark Precious Metals, Inc.*	1,600	$15,952
	Mining (except Oil and Gas) — 0.48%
FNV	Franco-Nevada Corporation	5,200	255,788
SAND	Sandstorm Gold Limited*	1,800	6,120
			261,908
	Non-Store Retailers — 3.18%
BID	Sotheby’s	40,000	1,727,200
	Oil and Gas — 6.53%
TPL	Texas Pacific Land Trust	30,100	3,551,800
	Other Exchanges — 6.61%
CBOE	CBOE Holdings Inc.	42,000	2,663,640
NZX NZ	NZX Limited	359,002	327,646
URB/A CN	Urbana Corporation — Class A	356,004	603,656
			3,594,942
	Real Estate — 3.69%
DRM CN	Dream Unlimited Corp. — Class A*	240,400	2,005,058
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities — 5.15%
CME	CME Group, Inc.	6,400	567,360
FRFHF	Fairfax Financial Holdings Limited	40	20,960
ICE	IntercontinentalExchange Group, Inc.	4,000	877,160
LTS	Ladenburg Thalmann Financial Services Inc.*^	24,000	94,800
OTCM	OTC Markets Group Inc. — Class A	86,185	1,237,617
			2,797,897
	Transportation Equipment Manufacturing — 0.01%
ARII	American Railcar Industries, Inc.	100	5,150
	U.S. Equity Exchanges — 0.56%
NDAQ	The NASDAQ OMX Group, Inc.	6,400	306,944
	TOTAL COMMON STOCKS
	(cost $35,144,811)		47,919,297

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier	CORPORATE BONDS — 0.01%	Amount	Value
	General Merchandise Stores — 0.01%
812350AF3	Sears Holdings Corporation
	8.000%, 12/15/2019	$5,500	$5,005
	TOTAL CORPORATE BONDS
	(cost $5,500)		5,005

	MUTUAL FUNDS — 0.00%	Shares
	Funds, Trusts, and Other Financial Vehicles — 0.00%
TRF	Templeton Russia and East European Fund, Inc.	200	1,800
	TOTAL MUTUAL FUNDS
	(cost $2,544)		1,800

	RIGHTS — 0.00%
	Asset Management — 0.00%
WPSL	W.P. Stewart & Co., Limited*+	205	—
	TOTAL RIGHTS
	(cost $0)		—

	WARRANTS — 0.01%
	General Merchandise Stores — 0.01%
SHLDW	Sears Holdings Corporation*^	193	3,986
	TOTAL WARRANTS
	(cost $3,070)		3,986

		Principal
	SHORT-TERM INVESTMENTS — 9.80%	Amount
	Commercial Paper — 4.90%
049221656	U.S. Bank N.A., 0.02%, 01/02/2015	$2,666,000	2,666,000

		Shares
	Money Market Funds — 4.90%
FIGXX	Fidelity Institutional Government Portfolio —
	Class I, 0.01%b	2,664,999	2,664,999
	TOTAL SHORT-TERM INVESTMENTS
	(cost $5,330,999)		5,330,999

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
Identifier	SECURITIES LENDING — 5.94%	Shares	Value
	Money Market Funds — 5.94%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	3,228,685	$3,228,685
	TOTAL INVESTMENTS PURCHASED WITH THE CASH
	PROCEEDS FROM SECURITIES LENDING
	(cost $3,228,685)		3,228,685
	TOTAL INVESTMENTS — 103.89%
	(cost $43,715,609)		$56,489,772

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $3,101,003 at December 31, 2014.
+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier	CORPORATE BONDS — 64.74%	Amount	Value
	Beverage and Tobacco Product Manufacturing — 2.05%
	Altria Group, Inc.
02209SAK9	4.125%, 09/11/2015	$100,000	$102,290
	The Coca-Cola Company
191216AP5	1.500%, 11/15/2015	100,000	101,002
	Dr. Pepper Snapple Group, Inc.
26138EAM1	2.900%, 01/15/2016	200,000	204,082
	PepsiCo, Inc.
713448CL0	0.950%, 02/22/2017#	200,000	199,429
	Reynolds American, Inc.
761713AV8	1.050%, 10/30/2015	175,000	175,226
			782,029
	Broadcasting (except Internet) — 0.53%
	NBCUniversal Media, LLC
63946BAB6	3.650%, 04/30/2015	100,000	101,030
	The Walt Disney Company
25468PCU8	0.450%, 12/01/2015	100,000	99,995
			201,025
	Chemical Manufacturing — 2.26%
	Colgate-Palmolive Company
19416QDQ0	1.375%, 11/01/2015	150,000	151,088
19416QDX5	1.300%, 01/15/2017#	200,000	201,136
	The Dow Chemical Company
260543CD3	2.500%, 02/15/2016	250,000	254,450
	Ecolab Inc.
278865AN0	1.000%, 08/09/2015	55,000	55,151
	Mylan Inc.
628530AW7	1.800%, 06/24/2016	200,000	201,279
			863,104
	Computer and Electronic Product Manufacturing — 4.32%
	Apple, Inc.
037833AM2	1.050%, 05/05/2017#	250,000	250,700
	Covidien International Finance SA
22303QAK6	2.800%, 06/15/2015	100,000	100,961
	Hewlett-Packard Co.
428236BC6	2.125%, 09/13/2015	100,000	100,802
	Intel Corp.
458140AH3	1.950%, 10/01/2016	200,000	203,967

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Computer and Electronic Product
	Manufacturing — 4.32% (Continued)
	International Business Machines Corporation
459200HD6	0.750%, 05/11/2015	$100,000	$100,184
	Medtronic, Inc.
585055AR7	3.000%, 03/15/2015	100,000	100,448
585055BB1	0.875%, 02/27/2017#	250,000	248,911
	Texas Instruments Inc.
882508AR5	2.375%, 05/16/2016	200,000	204,661
	Thermo Fisher Scientific, Inc.
883556AS1	3.200%, 05/01/2015	140,000	141,172
	Tyco Electronics Group SA
902133AL1	1.600%, 02/03/2015	200,000	200,008
			1,651,814
	Consumer Staples — 0.52%
	The Procter & Gamble Company
742718ED7	0.750%, 11/04/2016	200,000	200,058
	Credit Intermediation and Related Activities — 10.57%
	American Express Centurion
025815AA9	0.875%, 11/13/2015	250,000	250,400
	Bank of America Corporation
06051GES4	1.250%, 01/11/2016	250,000	250,501
	The Bank of New York Mellon Corporation
06406HCD9	0.700%, 10/23/2015	200,000	200,486
	Bank of Nova Scotia
064159BV7	0.950%, 03/15/2016	200,000	200,225
	Branch Banking & Trust Company
07330NAC9	1.450%, 10/03/2016	180,000	181,140
	Capital One Bank (USA), NA
140420NG1	1.200%, 02/13/2017	250,000	247,961
	Caterpillar Financial Services Corporation
14912L5B3	1.050%, 03/26/2015	100,000	100,173
14912L4S7	2.650%, 04/01/2016	200,000	204,879
	Citigroup Inc.
172967HG9	1.300%, 11/15/2016	350,000	349,728
	Fifth Third Bank
31677QAX7	0.900%, 02/26/2016	150,000	150,049

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Credit Intermediation and Related
	Activities — 10.57% (Continued)
	General Electric Capital Corp.
36962G6M1	1.000%, 12/11/2015	$200,000	$200,911
	Harley-Davidson Financial Services Inc.
41283LAC9	1.150%, 09/15/2015, Acquired 01/08/2014
	at $200,405■	200,000	200,580
	John Deere Capital Corporation
24422ERQ4	0.875%, 04/17/2015	100,000	100,131
24422ESH3	1.050%, 12/15/2016	200,000	200,639
	Key Bank NA
49327M2J2	1.100%, 11/25/2016	250,000	249,679
	Manufacturers and Traders Trust Company
55279HAF7	1.400%, 07/25/2017#	300,000	299,748
	PACCAR Financial Corporation
69371RK62	1.050%, 06/05/2015	100,000	100,267
	PNC Bank NA
69349LAN8	1.300%, 10/03/2016	250,000	251,340
	Teva Pharmaceuticals Finance
88166CAA6	3.000%, 06/15/2015	100,000	100,961
	Wells Fargo & Company
94974BFL9	1.250%, 07/20/2016	200,000	200,740
			4,040,538
	Digital Security — 0.40%
	Symantec Corp.
871503AG3	2.750%, 09/15/2015	150,000	151,868
	Diversified Financial Services — 1.33%
	The Goldman Sachs Group, Inc.
38143USC6	3.625%, 02/07/2016	300,000	307,900
	JPMorgan Chase & Co.
46623EJR1	1.100%, 10/15/2015	200,000	200,398
			508,298
	E-Commerce — 0.89%
	Amazon.com, Inc.
023135AK2	0.650%, 11/27/2015	200,000	199,905
	eBay, Inc.
278642AD5	0.700%, 07/15/2015	140,000	140,094
			339,999

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Electrical Equipment, Appliance, and
	Component Manufacturing — 0.26%
	Whirlpool Corporation
963320AP1	1.350%, 03/01/2017	$100,000	$99,751
	Fabricated Metal Product Manufacturing — 0.53%
	Danaher Corporation
235851AL6	2.300%, 06/23/2016	200,000	204,587
	Food and Beverage Stores — 0.78%
	The Kroger Co.
501044CU3	1.200%, 10/17/2016	300,000	299,477
	Food Manufacturing — 3.53%
	ConAgra Foods, Inc.
205887BH4	1.350%, 09/10/2015	100,000	100,420
205887BP6	1.300%, 01/25/2016	200,000	200,017
	General Mills, Inc.
370334BN3	0.875%, 01/29/2016	200,000	200,446
	HJ Heinz Co.
423074AL7	2.000%, 09/12/2016	150,000	147,000
	Kellogg Company
487836BG2	1.125%, 05/15/2015	200,000	200,554
487836BF4	1.875%, 11/17/2016	100,000	101,430
	Kraft Foods Group Inc.
50076QAK2	1.625%, 06/04/2015	200,000	200,873
	William Wrigley Jr. Company
982526AR6	1.400%, 10/21/2016, Acquired 10/28/2013
	at $200,879■	200,000	200,250
			1,350,990
	Food Services and Drinking Places — 1.04%
	Starbucks Corporation
855244AE9	0.875%, 12/05/2016	400,000	399,061
	General Merchandise Stores — 1.11%
	Costco Wholesale Corporation
22160KAD7	0.650%, 12/07/2015	150,000	150,284
	Wal-Mart Stores, Inc.
931142CX9	1.500%, 10/25/2015	74,000	74,701
931142DE0	0.600%, 04/11/2016	200,000	199,969
			424,954

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Health and Personal Care Stores — 1.84%
	CVS Caremark Corporation
126650BT6	3.250%, 05/18/2015	$100,000	$100,973
126650CA6	1.200%, 12/05/2016	200,000	200,647
	Walgreen Company
931422AG4	1.000%, 03/13/2015	200,000	200,195
931422AJ8	1.800%, 09/15/2017	200,000	200,229
			702,044
	Holding Company — 0.66%
	Berkshire Hathaway Finance Corp.
084664BX8	0.950%, 08/15/2016#	250,000	250,923
	Insurance Carriers and Related Activities — 3.74%
	Aetna Inc.
00817YAK4	1.750%, 05/15/2017#	300,000	302,050
	American International Group, Inc.
02687QBW7	5.450%, 05/18/2017#	400,000	436,684
	UnitedHealth Group Inc.
91324PBX9	0.850%, 10/15/2015	100,000	100,309
91324PBS0	1.875%, 11/15/2016	285,000	289,644
	WellPoint, Inc.
94973VAZ0	1.250%, 09/10/2015	300,000	301,265
			1,429,952
	Machinery Manufacturing — 1.40%
	Cameron International Corporation
13342BAN5	1.400%, 06/15/2017	242,000	238,492
	Illinois Tool Works, Inc.
452308AS8	0.900%, 02/25/2017#	300,000	298,840
			537,332
	Media — 1.51%
	Discovery Communications
25470DAB5	3.700%, 06/01/2015	100,000	101,148
	Time Warner, Inc.
887317AC9	5.875%, 11/15/2016	300,000	325,331
	Viacom Inc.
92553PAK8	1.250%, 02/27/2015	150,000	150,138
			576,617

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Merchant Wholesalers, Nondurable Goods — 1.97%
	AmerisourceBergen Corporation
03073EAK1	1.150%, 05/15/2017	$300,000	$297,638
	Express Scripts Holding Company
30219GAB4	2.100%, 02/12/2015	100,000	100,125
302182AF7	3.125%, 05/15/2016	150,000	154,243
	McKesson Corp.
581557AY1	0.950%, 12/04/2015	200,000	200,517
			752,523
	Mining (except Oil and Gas) — 0.26%
	Rio Tinto Financial USA plc
76720AAA4	1.125%, 03/20/2015	100,000	100,111
	Miscellaneous Manufacturing — 3.69%
	3M Co.
88579YAD3	1.375%, 09/29/2016	250,000	252,906
	Baxter International Inc.
071813BH1	0.950%, 06/01/2016	200,000	199,989
	Becton Dickinson & Co.
075887BD0	1.800%, 12/15/2017	300,000	301,321
	CareFusion Corp.
14170TAL5	1.450%, 05/15/2017	300,000	298,049
	CR Bard, Inc.
067383AB5	2.875%, 01/15/2016	150,000	153,313
	Stryker Corporation
863667AC5	2.000%, 09/30/2016	200,000	203,454
			1,409,032
	Motor Vehicle and Parts Dealers — 0.65%
	AutoZone, Inc.
053332AQ5	1.300%, 01/13/2017	250,000	249,189
	Oil and Gas Extraction — 1.78%
	Apache Corporation
037411AS4	5.625%, 01/15/2017	350,000	378,371
	Marathon Oil Corporation
565849AJ5	0.900%, 11/01/2015	100,000	99,729
	Occidental Petroleum Corporation
674599CB9	1.750%, 02/15/2017#	200,000	201,257
			679,357

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Other Information Services — 0.59%
	Google Inc.
38259PAC6	2.125%, 05/19/2016	$222,000	$226,849
	Petroleum and Coal Products Manufacturing — 2.90%
	Chevron Corporation
166764AC4	0.889%, 06/24/2016	200,000	200,496
	Exxon Mobil Corporation
30231GAA0	0.921%, 03/15/2017#	200,000	199,848
	Hess Corporation
42809HAE7	1.300%, 06/15/2017	350,000	345,043
	Phillips 66
718546AJ3	2.950%, 05/01/2017	350,000	361,677
			1,107,064
	Pharmaceutical and Biotechnology — 3.62%
	Amgen Inc.
031162BF6	2.300%, 06/15/2016	427,000	433,896
	GlaxoSmithKline Capital Inc.
377372AG2	0.700%, 03/18/2016	200,000	200,050
	Johnson & Johnson
478160BF0	0.700%, 11/28/2016#	300,000	299,949
	Life Technologies Corporation
53217VAD1	3.500%, 01/15/2016	150,000	151,854
	Pfizer, Inc.
717081DJ9	1.100%, 05/15/2017#	300,000	299,819
			1,385,568
	Pipeline Transportation — 0.26%
	Williams Partners LP
96950FAB0	3.800%, 02/15/2015	100,000	100,289
	Publishing Industries (except Internet) — 0.26%
	Thomson Reuters Corporation
884903BL8	0.875%, 05/23/2016	100,000	99,516
	Satellite Telecommunications — 1.07%
	DIRECTV Holdings, LLC
25459HAY1	3.500%, 03/01/2016	150,000	153,956
25459HBE4	2.400%, 03/15/2017	250,000	254,853
			408,809

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Software — 0.26%
	Adobe Systems, Inc.
00724FAA9	3.250%, 02/01/2015	$100,000	$100,191
	Support Activities for Mining — 0.67%
	Schlumberger Investment SA
806854AA3	1.950%, 09/14/2016, Acquired 01/10/2014
	at $254,292■	250,000	254,655
	Support Activities for Transportation — 0.81%
	GATX Corporation
361448AK9	3.500%, 07/15/2016	300,000	309,632
	Telecommunications — 1.57%
	AT&T, Inc.
00206RBL5	0.800%, 12/01/2015	200,000	199,968
	Verizon Communications Inc.
92343VBH6	0.700%, 11/02/2015	200,000	199,952
	Vodafone Group plc
92857WAX8	1.625%, 03/20/2017	200,000	200,016
			599,936
	Transportation Equipment Manufacturing — 1.96%
	Lockheed Martin Corp.
539830AX7	2.125%, 09/15/2016	250,000	254,674
	Toyota Motor Credit Corp.
89233P6J0	0.875%, 07/17/2015	200,000	200,565
	VW Credit, Inc.
B84TD43	1.875%, 10/13/2016	290,000	293,727
			748,966
	Utilities — 1.86%
	Duke Energy Corporation
26441CAG0	2.150%, 11/15/2016	400,000	407,573
	Southern Power Company
843646AF7	4.875%, 07/15/2015	100,000	102,181
	Xcel Energy, Inc.
98389BAP5	0.750%, 05/09/2016	200,000	199,709
			709,463

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Waste Management and Remediation Services — 1.29%
	Waste Management, Inc.
94106LAT6	6.375%, 03/11/2015	$100,000	$101,035
94106LAX7	2.600%, 09/01/2016	383,000	391,958
			492,993
	TOTAL CORPORATE BONDS
	(cost $24,798,377)		24,748,564

	U.S. GOVERNMENT AGENCY
	ISSUES — 3.22%1
	U.S. Government Agency Issues — 3.22%
	Federal Farm Credit Bank
3133ED4A7	0.375%, 10/07/2015#	300,000	300,255
	Federal Home Loan Banks
313371ZY5	1.875%, 12/11/2015#	175,000	177,578
313375RN9	1.000%, 03/11/2016#	200,000	201,321
	Federal Home Loan Mortgage Corporation
3137EADQ9	0.500%, 05/13/2016#	300,000	300,146
	Federal National Mortgage Association
31398A4K5	1.875%, 10/15/2015#	250,000	253,196
	TOTAL U.S. GOVERNMENT AGENCY ISSUES
	(cost $1,231,703)		1,232,496

	U.S. TREASURY OBLIGATIONS — 5.49%
	U.S. Treasury Notes — 5.49%
912828TK6	0.250%, 08/15/2015#	350,000	350,164
912828UW8	0.250%, 04/15/2016#	500,000	499,258
912828VL1	0.625%, 07/15/2016#	250,000	250,508
912828WA4	0.625%, 10/15/2016#	300,000	300,117
912828B74	0.625%, 02/15/2017#	200,000	199,516
912828D49	0.875%, 08/15/2017#	500,000	498,828
	TOTAL U.S. TREASURY OBLIGATIONS
	(cost $2,095,931)		2,098,391

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	EXCHANGE TRADED FUNDS — 19.02%	Shares	Value
	Funds, Trusts, and Other Financial Vehicles — 19.02%
CSJ	iShares 1-3 Year Credit Bond ETF	34,100	$3,586,638
MINT	PIMCO Enhanced Short Maturity ETF	4,700	474,982
SCPB	SPDR Barclays Short Term Corporate Bond ETF#	24,000	734,160
VCSH	Vanguard Short-Term Corporate Bond ETF	31,100	2,476,493
	TOTAL EXCHANGE TRADED FUNDS
	(cost $7,303,061)		7,272,273

	PURCHASED PUT OPTIONS — 0.15%	Contractsd
	Credit Intermediation and Related Activities — 0.10%
	iPath S&P 500 VIX Short-Term Futures ETN*
VXX 150117P00025000	Expiration Date: January 2015, Exercise Price: $25.00	20	120
VXX 160115P00015000	Expiration Date: January 2016, Exercise Price: $15.00	12	1,074
VXX 160115P00020000	Expiration Date: January 2016, Exercise Price: $20.00	71	19,206
VXX 160115P00025000	Expiration Date: January 2016, Exercise Price: $25.00	30	16,425
			36,825
	Funds, Trusts, and Other Financial Vehicles — 0.05%
	ProShares Ultra VIX Short-Term Futures ETF*
UVXY 160115P00010000	Expiration Date: January 2016, Exercise Price: $10.00	6	1,809
UVXY 160115P00015000	Expiration Date: January 2016, Exercise Price: $15.00	29	18,560
			20,369
	TOTAL PURCHASED PUT OPTIONS
	(cost $73,178)		57,194

		Principal
	SHORT-TERM INVESTMENTS — 8.13%	Amount
	Commercial Paper — 4.04%
049221655	U.S. Bank N.A., 0.02%, 01/02/2015	$1,543,000	1,543,000

		Shares
	Money Market Funds — 4.09%
FIGXX	Fidelity Institutional Government Portfolio —
	Class I, 0.01%#b	1,565,506	1,565,506
	TOTAL SHORT-TERM INVESTMENTS
	(cost $3,108,506)		3,108,506
	TOTAL INVESTMENTS — 100.75%
	(cost $38,610,756)		$38,517,424

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
# —	All or a portion of the securities have been committed as collateral for written option contracts.
■ —	Restricted security restricted to institutional investors (144a securities); the percentage of net assets comprised of 144a securities was 1.71%.
1—	The obligations of certain U.S. Government-Sponsored entities are neither issued nor guaranteed by the United States Treasury.
b—	The rate quoted is the annualized seven-day yield as of December 31, 2014.
d—	100 shares per contract.
ETF — Exchange Traded Fund.
ETN — Exchange Traded Note.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier	CONVERTIBLE BONDS — 12.53%	Amount	Value
	Administrative and Support Services — 3.90%
	WebMD Health Corporation
94770VAH5	2.250%, 03/31/2016	$400,000	$403,250
94770VAF9	2.500%, 01/31/2018#	4,875,000	4,887,188
			5,290,438
	Computer and Electronic Product Manufacturing — 0.46%
747906AJ4	Quantum Corp.
	4.500%, 11/15/2017	500,000	625,938
	Mining (except Oil and Gas) — 4.09%
250669AA6	Detour Gold Corporation
	5.500%, 11/30/2017	1,000,000	889,375
B7W1RP3	Kirkland Lake Gold Inc.
	6.000%, 06/30/2017	CAD 350,000	225,942
780287AA6	Royal Gold, Inc.
	2.875%, 06/15/2019	4,264,000	4,426,565
			5,541,882
	Oil and Gas Extraction — 3.70%
	Chesapeake Energy Corporation
165167BW6	2.750%, 11/15/2035^#	650,000	652,437
165167CB1	2.250%, 12/15/2038	4,830,000	4,362,094
			5,014,531
	Real Estate — 0.38%
345550AP2	Forest City Enterprises, Inc.
	4.250%, 08/15/2018	446,000	510,670
	TOTAL CONVERTIBLE BONDS
	(cost $16,693,620)		16,983,459

	CORPORATE BONDS — 67.43%
	Ambulatory Health Care Services — 0.39%
	DaVita HealthCare Partners Inc.
23918KAM0	6.625%, 11/01/2020	200,000	210,625
23918KAP3	5.750%, 08/15/2022	300,000	319,125
			529,750

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Apparel Manufacturing — 2.24%
	L Brands, Inc.
532716AT4	6.625%, 04/01/2021	$200,000	$226,000
532716AU1	5.625%, 02/15/2022	2,600,000	2,808,000
			3,034,000
	Beverage and Tobacco Product
	Manufacturing — 0.07%
21036PAL2	Constellation Brands, Inc.
	4.250%, 05/01/2023	100,000	99,500
	Broadcasting (except Internet) — 3.76%
00164VAB9	AMC Networks, Inc.
	7.750%, 07/15/2021	700,000	752,500
12686CBB4	Cablevision Systems Corporation
	5.875%, 09/15/2022	200,000	203,250
1248EPAY9	CCO Holdings LLC/Capital Corporation
	5.250%, 09/30/2022	2,150,000	2,152,687
829259AM2	Sinclair Television Group
	5.375%, 04/01/2021	250,000	249,375
	Sirius XM Radio, Inc.
82967NAN8	5.750%, 08/01/2021, Acquired
	02/28/2014-03/20/2014 at $784,317■	750,000	770,625
82967NAL2	4.625%, 05/15/2023, Acquired
	04/11/2014-07/23/2014 at $711,394■	750,000	705,000
82967NAS7	6.000%, 07/15/2024, Acquired
	07/02/2014 at $262,360■	250,000	256,875
			5,090,312
	Cable Distributor — 0.93%
02154VAA9	Altice SA
	7.750%, 05/15/2022,
	Acquired 07/02/2014 at $267,831■	250,000	251,094
67054LAB3	Numericable Group SA
	6.000%, 05/15/2022, Acquired
	06/11/2014-11/04/2014 at $1,042,170■	1,000,000	1,006,750
			1,257,844

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Chemical Manufacturing — 4.44%
	Ashland Inc.
044209AF1	4.750%, 08/15/2022#	$3,800,000	$3,819,000
345838AA4	Forest Laboratories, Inc.
	5.000%, 12/15/2021,
	Acquired 04/01/2014 at $264,901■	250,000	271,106
502160AL8	LSB Industries, Inc.
	7.750%, 08/01/2019	1,850,000	1,933,250
			6,023,356
	Computer and Electronic Product Manufacturing — 0.54%
436440AF8	Hologic, Inc.
	6.250%, 08/01/2020	700,000	731,500
	Construction of Buildings — 3.06%
	Lennar Corporation
526057BN3	4.750%, 11/15/2022	4,210,000	4,146,850
	Credit Intermediation and Related Activities — 0.90%
02005NAE0	Ally Financial, Inc.
	8.000%, 03/15/2020	161,000	190,382
852060AG7	Sprint Capital Corp.
	6.900%, 05/01/2019	1,000,000	1,025,000
			1,215,382
	Data Processing, Hosting and Related Services — 3.19%
	SunGard Data Systems, Inc.
867363AR4	7.375%, 11/15/2018	200,000	208,250
867363AX1	6.625%, 11/01/2019	4,051,000	4,111,765
			4,320,015
	E-Commerce — 3.07%
44919PAC6	IAC/InterActiveCorp
	4.750%, 12/15/2022	4,250,000	4,154,375
	Electrical Equipment, Appliance, and Component
	Manufacturing — 0.62%
	GrafTech International Limited
384313AD4	6.375%, 11/15/2020	1,000,000	835,000
	Fabricated Metal Product Manufacturing — 0.18%
058498AS5	Ball Corp.
	4.000%, 11/15/2023	250,000	242,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Food Manufacturing — 3.56%
	Post Holdings, Inc.
737446AE4	6.750%, 12/01/2021,
	Acquired 04/17/2014 at $261,807■	$250,000	$243,125
737446AB0	7.375%, 02/15/2022	4,575,000	4,586,438
			4,829,563
	Gaming — 3.42%
552953CA7	MGM Resorts International
	6.625%, 12/15/2021	756,000	797,580
	Wynn Las Vegas LLC
983130AT2	5.375%, 03/15/2022	3,300,000	3,366,000
983130AU9	4.250%, 05/30/2023,
	Acquired 07/02/2014-07/29/2014 at $486,261■	500,000	477,500
			4,641,080
	Heavy and Civil Engineering Construction — 0.32%
962178AK5	TRI Pointe Holdings, Inc.
	4.375%, 06/15/2019, Acquired
	08/28/2014-10/20/2014 at $446,869■	445,000	440,550
	Holding Company — 4.17%
	Icahn Enterprises LP
451102AX5	6.000%, 08/01/2020	3,750,000	3,882,000
451102BF3	5.875%, 02/01/2022	1,750,000	1,766,406
			5,648,406
	Hospitals — 0.24%
12543DAQ3	Community Health System, Inc.
	7.125%, 07/15/2020	200,000	213,500
40412CAB7	HCA Holdings, Inc.
	7.750%, 05/15/2021	100,000	106,750
			320,250
	Lessors of Nonresidential Buildings
	(except Miniwarehouses) — 4.14%
44267DAA5	The Howard Hughes Corporation
	6.875%, 10/01/2021, Acquired
	03/05/2014-10/03/2014 at $5,761,234■	5,400,000	5,616,000

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Merchant Wholesalers, Durable Goods — 0.21%
40415RAK1	HD Supply, Inc.
	11.500%, 07/15/2020	$250,000	$287,500
	Mining (except Oil and Gas) — 1.74%
35671DAU9	Freeport-McMoRan Copper & Gold Inc.
	3.550%, 03/01/2022	1,100,000	1,040,592
	Peabody Energy Corporation
704549AK0	6.000%, 11/15/2018	950,000	866,875
704549AH7	6.500%, 09/15/2020^	250,000	218,125
929160AR0	Vulcan Materials Co.
	7.500%, 06/15/2021	200,000	234,000
			2,359,592
	Motion Picture and Sound Recording Industries — 1.85%
26153CAA1	DreamWorks Animation SKG, Inc.
	6.875%, 08/15/2020, Acquired
	03/03/2014-10/10/2014 at $2,616,264■	2,440,000	2,513,200
	Motor Vehicle and Parts Dealers — 2.73%
70959WAE3	Penske Automotive Group, Inc.
	5.750%, 10/01/2022	3,550,000	3,700,875
	Nonmetallic Mineral Product Manufacturing — 0.21%
903293AS7	USG Corporation
	9.750%, 01/15/2018	250,000	286,250
	Non-Store Retailers — 3.10%
835898AF4	Sotheby’s
	5.250%, 10/01/2022, Acquired
	03/03/2014-10/03/2014 at $4,327,836#■	4,426,000	4,204,700
	Oil and Gas Extraction — 1.22%
212015AH4	Continental Resources, Inc.
	5.000%, 09/15/2022	100,000	96,875
74733VAA8	QEP Resources, Inc.
	6.875%, 03/01/2021	250,000	257,500
98212BAD5	WPX Energy Inc.
	6.000%, 01/15/2022	1,350,000	1,306,125
			1,660,500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Professional, Scientific, and Technical
	Services — 0.37%
513075BE0	Lamar Media Corp.
	5.000%, 05/01/2023^	$250,000	$248,750
65409QBA9	Nielsen Finance LLC
	4.500%, 10/01/2020	250,000	252,500
			501,250
	Publishing Industries (except Internet) — 1.37%
	Gannett Co., Inc.
364725BD2	5.125%, 10/15/2019	250,000	256,875
364725BA8	5.125%, 07/15/2020	250,000	256,250
364725BE0	6.375%, 10/15/2023	600,000	639,000
	Nuance Communications, Inc.
67020YAD2	5.375%, 08/15/2020, Acquired
	02/14/2014-07/29/2014 at $706,222■	700,000	705,250
			1,857,375
	Rail Transportation — 0.18%
340630AA0	Florida East Coast Holdings Corporation
	6.750%, 05/01/2019, Acquired
	07/09/2014 at $264,441■	250,000	248,125
	Real Estate — 3.87%
11283WAA2	Brookfield Residential Properties
	6.500%, 12/15/2020, Acquired
	07/14/2014-10/02/2014 at $5,256,881■	5,000,000	5,250,000
	Rental and Leasing Services — 1.65%
459745GF6	International Lease Finance Corp.
	8.250%, 12/15/2020	1,850,000	2,233,875
	Satellite Telecommunications — 2.38%
	Dish DBS Corp.
25470XAH8	4.625%, 07/15/2017	3,000,000	3,108,750
25470XAB1	7.875%, 09/01/2019	100,000	113,750
			3,222,500
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities — 1.72%
683797AB0	Oppenheimer Holdings, Inc.
	8.750%, 04/15/2018	2,210,000	2,331,550

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Telecommunications — 3.69%
156700AS5	Centurylink, Inc.
	5.800%, 03/15/2022	$500,000	$521,250
	Crown Castle International Corp.
228227BE3	4.875%, 04/15/2022	723,000	731,586
228227BD5	5.250%, 01/15/2023	300,000	307,500
	Hughes Satellite Systems Corp.
444454AB8	6.500%, 06/15/2019	500,000	538,750
444454AA0	7.625%, 06/15/2021	500,000	552,500
527298AW3	Level 3 Financing, Inc.
	7.000%, 06/01/2020	200,000	211,750
600814AK3	Millicom International Cellular SA
	4.750%, 05/22/2020,
	Acquired 08/28/2014 at $390,975■	390,000	369,525
83404DAA7	SoftBank Corp.
	4.500%, 04/15/2020, Acquired
	04/24/2014-10/31/2014 at $1,213,586■	1,200,000	1,186,500
852061AK6	Sprint Communications Inc.
	9.000%, 11/15/2018, Acquired
	12/30/2013 at $117,041■	100,000	113,990
87264AAD7	T-Mobile USA, Inc.
	6.633%, 04/28/2021	350,000	360,500
55181WAA2	Virgin Media Secured Finance plc
	5.375%, 04/15/2021, Acquired
	02/11/2014 at $101,625■	100,000	103,750
			4,997,601
	Transportation Equipment Manufacturing — 1.66%
235825AC0	Dana Holding Corp.
	5.375%, 09/15/2021	250,000	258,125
521865AU9	Lear Corp.
	4.750%, 01/15/2023	500,000	501,250
63934EAM0	Navistar International Corp.
	8.250%, 11/01/2021^	1,500,000	1,485,000
			2,244,375

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

		Principal
Identifier		Amount	Value
	Utilities — 0.24%
629377BN1	NRG Energy, Inc.
	7.625%, 01/15/2018	$100,000	$110,000
682680AQ6	ONEOK Inc.
	4.250%, 02/01/2022	230,000	210,822
			320,822
	TOTAL CORPORATE BONDS
	(cost $93,046,483)		91,396,323

	MUNICIPAL BONDS — 0.27%
	Air Transportation — 0.27%
	Branson Missouri Regional Airport Transportation
	Development District
105459AB7	6.000%, 07/01/2025c+	2,000,000	210,000
105459AC5	6.000%, 07/01/2037c+	1,500,000	157,500
			367,500
	TOTAL MUNICIPAL BONDS
	(cost $2,245,112)		367,500

	ESCROW NOTES — 0.07%
	Holding Company — 0.07%
29ESCQ8A3	Energy Future Intermediate Holdings Co. LLCc	1,000,000	95,000
	TOTAL ESCROW NOTES
	(cost $38,521)		95,000

	EXCHANGE TRADED NOTES — 0.00%	Shares
	Credit Intermediation and Related Activities — 0.00%
ZIV	VelocityShares Daily Inverse VIX Medium
	Term ETN*	100	4,177
	TOTAL EXCHANGE TRADED NOTES
	(cost $3,971)		4,177

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	MUTUAL FUNDS — 7.62%	Shares	Value
	Funds, Trusts, and Other Financial Vehicles — 7.62%
ACG	ACM Income Fund, Inc.	131,200	$980,064
ACP	Avenue Income Credit Strategies Fund	16,600	250,826
DSL	DoubleLine Income Solutions Fund	37,000	736,300
DBL	DoubleLine Opportunistic Credit Fund^	51,800	1,272,208
TLI	LMP Corporate Loan Fund Inc.	12,000	132,120
PCM	PCM Fund Inc.	2,900	30,885
PCN	PIMCO Corporate Income Fund	1,700	25,687
PCI	PIMCO Dynamic Credit Income Fund	64,200	1,325,730
PDI	PIMCO Dynamic Income Fund	123,800	3,805,612
PKO	PIMCO Income Opportunity Fund^	16,050	402,052
PFL	PIMCO Income Strategy Fund	20,600	242,050
PFN	PIMCO Income Strategy Fund II	20,100	197,181
SPE	Special Opportunities Fund Inc.	29,600	454,952
DMO	Western Asset Mortgage Defined Opportunity
	Fund Inc.	19,500	464,880
WIW	Western Asset/Claymore Inflation-Linked
	Opportunities & Income Fund	200	2,260
WIA	Western Asset/Claymore Inflation-Linked
	Securities & Income Fund	200	2,320
	TOTAL MUTUAL FUNDS
	(cost $10,805,933)		10,325,127

	PURCHASED PUT OPTIONS — 1.15%	Contractsd
	Credit Intermediation and Related Activities — 0.15%
	iPath S&P 500 VIX Short-Term Futures ETN*
VXX 150117P00025000	Expiration Date: January 2015, Exercise Price: $25.00	2	12
VXX 160115P00015000	Expiration Date: January 2016, Exercise Price: $15.00	4	358
VXX 160115P00020000	Expiration Date: January 2016, Exercise Price: $20.00	536	144,988
VXX 160115P00025000	Expiration Date: January 2016, Exercise Price: $25.00	114	62,415
			207,773
	Funds, Trusts, and Other Financial Vehicles — 1.00%
	ProShares Ultra VIX Short-Term Futures ETF*
UVXY2 150117P00010000	Expiration Date: January 2015, Exercise Price: $10.00	18	7,245
UVXY2 150117P00011000	Expiration Date: January 2015, Exercise Price: $11.00	12	5,940
UVXY1 150117P00012000	Expiration Date: January 2015, Exercise Price: $12.00	6	6,600
UVXY2 150117P00012000	Expiration Date: January 2015, Exercise Price: $12.00	78	46,020
UVXY2 150117P00014000	Expiration Date: January 2015, Exercise Price: $14.00	4	3,140
UVXY2 150117P00015000	Expiration Date: January 2015, Exercise Price: $15.00	4	3,540

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Identifier	PURCHASED PUT OPTIONS — 1.15%	Contractsd	Value
	Funds, Trusts, and Other Financial
	Vehicles — 1.00% (Continued)
UVXY2 150117P00016000	Expiration Date: January 2015, Exercise Price: $16.00	18	$17,685
UVXY2 160115P00008000	Expiration Date: January 2016, Exercise Price: $8.00	60	29,850
UVXY2 160115P00009000	Expiration Date: January 2016, Exercise Price: $9.00	214	125,190
UVXY 160115P00010000	Expiration Date: January 2016, Exercise Price: $10.00	54	16,281
UVXY2 160115P00010000	Expiration Date: January 2016, Exercise Price: $10.00	26	17,550
UVXY 160115P00015000	Expiration Date: January 2016, Exercise Price: $15.00	850	544,000
UVXY 160115P00020000	Expiration Date: January 2016, Exercise Price: $20.00	510	526,575
			1,349,616
	TOTAL PURCHASED PUT OPTIONS
	(cost $1,524,092)		1,557,389

		Principal
	SHORT-TERM INVESTMENTS — 8.76%	Amount
	Commercial Paper — 4.38%
049221656	U.S. Bank N.A., 0.02%, 01/02/2015	$5,939,000	5,939,000

		Shares
	Money Market Funds — 4.38%
FIGXX	Fidelity Institutional Government Portfolio —
	Class I, 0.01%b	5,929,427	5,929,427
	TOTAL SHORT-TERM INVESTMENTS
	(cost $11,868,427)		11,868,427

	INVESTMENTS PURCHASED WITH
	THE CASH PROCEEDS FROM
	SECURITIES LENDING — 2.12%
	Money Market Funds — 2.12%
	Mount Vernon Securities Lending Trust —
	Prime Portfolio, 0.27%b	2,872,260	2,872,260
	TOTAL INVESTMENTS PURCHASED WITH THE
	CASH PROCEEDS FROM SECURITIES LENDING
	(cost $2,872,260)		2,872,260
	TOTAL INVESTMENTS — 99.95%
	(cost $139,098,419)		$135,469,662

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2014 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^ —	This security or a portion of this security was out on loan at December 31, 2014. Total loaned securities had a market value of $2,774,698 at December 31, 2014.
# —	All or a portion of the shares have been committed as collateral for written option contracts.
■ —	Restricted security restricted to institutional investors (144a securities); the percentage of net assets comprised of 144a securities was 18.25%.
c —	Default or other conditions exist and the security is not presently accruing income.
+ —	Security is considered illiquid. The aggregate value of such securities is $367,500 or 0.27% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2014.
d —	100 shares per contract.
CAD — Canadian Dollars.
ETF — Exchange Traded Fund.
ETN — Exchange Traded Note.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014

Identifier	PUT OPTIONS WRITTEN	Contractsd	Value
	Accommodation
	Carnival Corporation
CCL 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	8	$300
CCL 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	34	1,955
CCL 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	3	225
CCL 170120P00025000	Expiration: January 2017, Exercise Price: $25.00	8	860
CCL 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	14	1,925
CCL 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	32	5,520
	Marriott International Inc. — Class A
MAR 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	2	125
MAR 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	4	530
MAR 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	4	800
MAR 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	9	2,520
	Starwood Hotels & Resorts Worldwide, Inc.
HOT 160115P00052400	Expiration: January 2016, Exercise Price: $52.40	4	488
HOT 160115P00054900	Expiration: January 2016, Exercise Price: $54.90	10	1,470
HOT 160115P00057400	Expiration: January 2016, Exercise Price: $57.40	1	177
HOT 160115P00059900	Expiration: January 2016, Exercise Price: $59.90	5	1,075
HOT 170120P00054350	Expiration: January 2017, Exercise Price: $54.35	12	3,780
			21,750
	Administrative and Support Services
	Accenture plc — Class A
ACN 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	13	1,300
ACN 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	2	460
ACN 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	4	1,200
	Expedia, Inc.
EXPE 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	10	1,175
EXPE 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	177
EXPE 160115P00062500	Expiration: January 2016, Exercise Price: $62.50	2	615
EXPE 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	2	810
EXPE 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	20	10,600
	The Priceline Group Inc.
PCLN 170120P00860000	Expiration: January 2017, Exercise Price: $860.00	1	5,285
			21,622
	Ambulatory Health Care Services
	DaVita HealthCare Partners Inc.
DVA 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	11	550
DVA 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	63
			613

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Apparel Manufacturing
	L Brands, Inc.
LB 160115P00047500	Expiration: January 2016, Exercise Price: $47.50	5	$287
LB 160115P00049000	Expiration: January 2016, Exercise Price: $49.00	5	325
LB 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	27	5,468
LB 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	8	2,240
			8,320
	Asset Management
	Affiliated Managers Group, Inc.
AMG 150619P00140000	Expiration: June 2015, Exercise Price: $140.00	2	285
	BlackRock, Inc.
BLK 160115P00210000	Expiration: January 2016, Exercise Price: $210.00	8	2,380
BLK 160115P00220000	Expiration: January 2016, Exercise Price: $220.00	1	272
BLK 160115P00230000	Expiration: January 2016, Exercise Price: $230.00	4	1,000
	The Blackstone Group LP
BX 150320P00024000	Expiration: March 2015, Exercise Price: $24.00	5	40
BX 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	48	1,800
BX 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	53	3,286
	Franklin Resources, Inc.
BEN 150117P00039500	Expiration: January 2015, Exercise Price: $39.50	1	7
BEN 160115P00039500	Expiration: January 2016, Exercise Price: $39.50	42	4,620
	KKR & Co. LP
KKR 150117P00013000	Expiration: January 2015, Exercise Price: $13.00	50	125
KKR 150320P00018000	Expiration: March 2015, Exercise Price: $18.00	11	110
KKR 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	9	203
KKR 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	22	605
			14,733
	Beverage and Tobacco Product Manufacturing
	Anheuser-Busch InBev NV — ADR
BUD 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	6	1,275
	The Coca-Cola Company
KO 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	7	444
KO 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	4	370
KO 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	17	3,519

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Beverage and Tobacco Product
	Manufacturing — (Continued)
	Constellation Brands, Inc. — Class A
STZ 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	3	$217
STZ 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	3	240
STZ 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	7	630
STZ 160115P00062500	Expiration: January 2016, Exercise Price: $62.50	5	463
STZ 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	4	530
STZ 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	2	610
STZ 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	6	2,310
	Lorillard, Inc.
LO 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	11	753
	Molson Coors Brewing Company — Class B
TAP 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	2	45
TAP 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	14	700
TAP 160115P00042500	Expiration: January 2016, Exercise Price: $42.50	6	360
TAP 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	5	375
TAP 160115P00047500	Expiration: January 2016, Exercise Price: $47.50	3	285
TAP 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	2	240
TAP 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	2	300
TAP 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	9	1,665
TAP 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	7	2,450
TAP 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	2	980
	PepsiCo, Inc.
PEP 170120P00080000	Expiration: January 2017, Exercise Price: $80.00	3	1,343
	Philip Morris International, Inc.
PM 150117P00075000	Expiration: January 2015, Exercise Price: $75.00	5	75
PM 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	1	142
			20,321
	Broadcasting (except Internet)
	CBS Corporation — Class B
CBS 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	4	30
CBS 150117P00047000	Expiration: January 2015, Exercise Price: $47.00	2	10
CBS 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	2	150
CBS 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	36	4,140
CBS 160115P00042500	Expiration: January 2016, Exercise Price: $42.50	8	1,260
CBS 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	15	3,225

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Broadcasting (except Internet) — (Continued)
	Comcast Corporation — Class A
CMCSA 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	6	$ 282
CMCSA 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	10	700
CMCSA 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	13	1,157
CMCSA 170120P00038000	Expiration: January 2017, Exercise Price: $38.00	5	775
CMCSA 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	11	2,079
	Sirius XM Holdings Inc.
SIRI 160115P00002500	Expiration: January 2016, Exercise Price: $2.50	160	800
	Twenty-First Century Fox, Inc. — Class A
FOXA 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	14	385
FOXA 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	25	1,000
FOXA 170120P00023000	Expiration: January 2017, Exercise Price: $23.00	5	338
FOXA 170120P00025000	Expiration: January 2017, Exercise Price: $25.00	16	1,560
	The Walt Disney Company
DIS 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	16	992
DIS 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	4	344
DIS 160115P00062500	Expiration: January 2016, Exercise Price: $62.50	4	406
DIS 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	7	868
DIS 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	2	301
DIS 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	6	1,563
DIS 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	3	1,042
			23,407
	Building Equipment Contractors
	Honeywell International Inc.
HON 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	7	714
HON 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	9	1,188
			1,902
	Building Material and Garden Equipment and Supplies Dealers
	Fastenal Company
FAST 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	20	1,300
FAST 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	3	270
FAST 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	2	275
FAST 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	4	460
FAST 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	16	2,520

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Building Material and Garden Equipment and
	Supplies Dealers — (Continued)
	The Home Depot, Inc.
HD 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	10	$2,970
HD 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	8	3,020
	Lowe’s Companies, Inc.
LOW 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	15	1,740
LOW 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	4	692
	The Sherwin-Williams Company
SHW 160115P00150000	Expiration: January 2016, Exercise Price: $150.00	3	300
			13,547
	Cable Distributor
	Liberty Global plc — Class A
LBTYA 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	2	490
LBTY2 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	3	750
			1,240
	Chemical Manufacturing
	Celgene Corporation
CELG 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	4	486
CELG 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	12	1,914
CELG 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	4	828
CELG 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	559
CELG 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	2	1,170
CELG 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	3	2,197
CELG 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	12	10,290
	CF Industries Holdings, Inc.
CF 160115P00175000	Expiration: January 2016, Exercise Price: $175.00	1	482
CF 160115P00180000	Expiration: January 2016, Exercise Price: $180.00	6	3,450
CF 160115P00185000	Expiration: January 2016, Exercise Price: $185.00	2	1,115
CF 160115P00190000	Expiration: January 2016, Exercise Price: $190.00	3	1,875
CF 170120P00195000	Expiration: January 2017, Exercise Price: $195.00	2	3,200
CF 170120P00200000	Expiration: January 2017, Exercise Price: $200.00	1	1,698

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Chemical Manufacturing — (Continued)
	The Dow Chemical Company
DOW 150320P00045000	Expiration: March 2015, Exercise Price: $45.00	3	$612
DOW 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	8	484
DOW 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	20	1,600
DOW 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	6	738
DOW 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	8	1,280
DOW 160115P00037000	Expiration: January 2016, Exercise Price: $37.00	35	7,245
DOW 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	13	3,867
	E.I. du Pont de Nemours and Company
DD 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	6	372
DD 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	4	934
	Eastman Chemical Company
EMN 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	6	1,080
EMN 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	18	4,905
EMN 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	6	2,400
	LyondellBasell Industries NV — Class A
LYB 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	11	4,565
LYB 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	7	3,780
LYB 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	12	7,680
	Monsanto Company
MON 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	2	182
MON 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	4	474
MON 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	7	1,102
MON 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	1	206
MON 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	5	1,395
MON 170120P00090000	Expiration: January 2017, Exercise Price: $90.00	4	1,770
	The Mosaic Company
MOS 160115P00032500	Expiration: January 2016, Exercise Price: $32.50	22	1,650
MOS 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	19	2,147
MOS 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	9	1,508
	Mylan Inc.
MYL 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	2	138
MYL 160115P00037000	Expiration: January 2016, Exercise Price: $37.00	10	995
MYL 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	4	520
	OPKO Health, Inc.
OPK 150117P00003000	Expiration: January 2015, Exercise Price: $3.00	66	165
OPK 150320P00006000	Expiration: March 2015, Exercise Price: $6.00	20	150
OPK 160115P00003000	Expiration: January 2016, Exercise Price: $3.00	66	660

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Chemical Manufacturing — (Continued)
	Teva Pharmaceutical Industries Limited — ADR
TEVA 160115P00032500	Expiration: January 2016, Exercise Price: $32.50	6	$210
TEVA 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	3	149
TEVA 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	14	931
TEVA 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	10	965
	Theravance Inc.
THRX 150320P00012000	Expiration: March 2015, Exercise Price: $12.00	12	1,080
THRX 150320P00013000	Expiration: March 2015, Exercise Price: $13.00	46	5,750
			92,953
	Clothing and Clothing Accessories Stores
	DSW Inc. — Class A
DSW 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	35	175
DSW 150417P00020000	Expiration: April 2015, Exercise Price: $20.00	7	87
DSW 150417P00022500	Expiration: April 2015, Exercise Price: $22.50	27	338
DSW 170120P00020000	Expiration: January 2017, Exercise Price: $20.00	35	2,450
DSW 170120P00022500	Expiration: January 2017, Exercise Price: $22.50	46	5,175
	The Estee Lauder Companies Inc. — Class A
EL 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	2	140
	The Gap, Inc.
GPS 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	5	150
GPS 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	51	2,728
GPS 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	36	2,736
	Nordstrom, Inc.
JWN 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	4	218
JWN 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	4	394
JWN 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	5	598
JWN 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	8	2,156
	Tiffany & Co.
TIF 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	1	72
TIF 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	1	101
TIF 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	7	837
TIF 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	2	283
TIF 160115P00072500	Expiration: January 2016, Exercise Price: $72.50	7	1,169
TIF 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	8	1,552
TIF 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	2	511
TIF 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	4	1,326
TIF 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	3	1,298
			24,494

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Computer and Electronic Product Manufacturing
	Agilent Technologies, Inc.
A1 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	5	$87
A1 150117P00042000	Expiration: January 2015, Exercise Price: $42.00	18	225
A1 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	1	91
A1 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	25	5,513
A1 160115P00042500	Expiration: January 2016, Exercise Price: $42.50	3	588
A1 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	2	487
A 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	6	1,488
A1 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	23	6,394
A1 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	5	1,700
	Altera Corporation
ALTR 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	18	1,035
	Apple, Inc.
AAPL 150717P00080000	Expiration: July 2015, Exercise Price: $80.00	2	202
AAPL 160115P00068570	Expiration: January 2016, Exercise Price: $68.57	1	119
AAPL 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	2	266
AAPL 160115P00071430	Expiration: January 2016, Exercise Price: $71.43	11	1,623
AAPL 160115P00075710	Expiration: January 2016, Exercise Price: $75.71	2	403
AAPL 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	1	470
AAPL 170120P00080000	Expiration: January 2017, Exercise Price: $80.00	6	3,660
	Broadcom Corporation — Class A
BRCM 160115P00027000	Expiration: January 2016, Exercise Price: $27.00	22	1,089
BRCM 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	7	987
BRCM 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	25	4,525
	Cisco Systems, Inc.
CSCO 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	18	441
CSCO 170120P00018000	Expiration: January 2017, Exercise Price: $18.00	24	1,608
CSCO 170120P00020000	Expiration: January 2017, Exercise Price: $20.00	12	1,218
	EMC Corporation
EMC 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	7	287
EMC 170120P00023000	Expiration: January 2017, Exercise Price: $23.00	11	1,639
	Hologic, Inc.
HOLX 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	61	1,830
HOLX 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	8	520
HOLX 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	14	1,190

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Computer and Electronic Product
	Manufacturing — (Continued)
	International Business Machines Corporation
IBM 150117P00160000	Expiration: January 2015, Exercise Price: $160.00	5	$1,040
IBM 160115P00130000	Expiration: January 2016, Exercise Price: $130.00	1	432
IBM 160115P00140000	Expiration: January 2016, Exercise Price: $140.00	2	1,335
IBM 160115P00160000	Expiration: January 2016, Exercise Price: $160.00	2	2,895
IBM 170120P00125000	Expiration: January 2017, Exercise Price: $125.00	1	743
IBM 170120P00130000	Expiration: January 2017, Exercise Price: $130.00	4	3,530
	QUALCOMM Inc.
QCOM 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	15	1,552
QCOM 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	6	972
QCOM 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	7	1,396
QCOM 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	3	737
QCOM 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	9	2,921
	Sony Corporation
SNE 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	57	1,853
	St. Jude Medical, Inc.
STJ 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	8	560
STJ 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	19	2,565
	Texas Instruments Inc.
TXN 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	2	78
TXN 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	10	715
TXN 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	6	618
TXN 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	4	414
TXN 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	8	1,092
TXN 170120P00038000	Expiration: January 2017, Exercise Price: $38.00	7	1,540
	Thermo Fisher Scientific, Inc.
TMO 150320P00100000	Expiration: March 2015, Exercise Price: $100.00	2	95
TMO 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	10	1,525
TMO 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	4	710
TMO 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	7	2,030
			71,033
	Construction of Buildings
	Lennar Corporation — Class A
LEN 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	15	525
LEN 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	24	1,656
LEN 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	9	864
LEN 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	21	4,263
LEN 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	6	1,575
			8,883

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Consumer Staples
	The Procter & Gamble Company
PG 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	7	$427
PG 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	8	928
PG 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	2	528
PG 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	4	1,460
			3,343
	Couriers and Messengers
	FedEx Corp.
FDX 160115P00097500	Expiration: January 2016, Exercise Price: $97.50	1	85
FDX 160115P00100000	Expiration: January 2016, Exercise Price: $100.00	7	662
FDX 160115P00115000	Expiration: January 2016, Exercise Price: $115.00	1	173
FDX 170120P00125000	Expiration: January 2017, Exercise Price: $125.00	6	3,675
FDX 170120P00130000	Expiration: January 2017, Exercise Price: $130.00	4	2,750
			7,345
	Credit Intermediation and Related Activities
	American Express Company
AXP 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	1	79
AXP 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	12	1,356
AXP 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	6	837
AXP 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	9	1,521
AXP 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	2	479
AXP 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	5	1,287
AXP 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	4	1,380
	Bank of America Corporation
BAC 160115P00010000	Expiration: January 2016, Exercise Price: $10.00	42	525
BAC 160115P00012000	Expiration: January 2016, Exercise Price: $12.00	202	4,949
BAC 170120P00010000	Expiration: January 2017, Exercise Price: $10.00	37	1,239
BAC 170120P00013000	Expiration: January 2017, Exercise Price: $13.00	15	1,253
	The Bank of New York Mellon Corporation
BK 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	20	780
BK 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	5	450
	Capital One Financial Corporation
COF 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	8	692

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Credit Intermediation and Related
	Activities — (Continued)
	Citigroup Inc.
C 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	3	$135
C 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	31	1,798
C 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	8	648
C 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	17	1,827
C 160115P00043000	Expiration: January 2016, Exercise Price: $43.00	8	1,208
	State Street Corporation
STT 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	2	172
	U.S. Bancorp
USB 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	3	194
USB 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	2	166
	Wells Fargo & Company
WFC 150417P00036000	Expiration: April 2015, Exercise Price: $36.00	4	50
WFC 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	4	372
WFC 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	15	3,068
WFC 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	3	942
			27,407
	Data Processor
	MasterCard, Inc. — Class A
MA 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	10	865
MA 160115P00056000	Expiration: January 2016, Exercise Price: $56.00	2	183
MA 160115P00057000	Expiration: January 2016, Exercise Price: $57.00	2	200
MA 160115P00058000	Expiration: January 2016, Exercise Price: $58.00	3	324
MA 160115P00059000	Expiration: January 2016, Exercise Price: $59.00	3	354
MA 160115P00062000	Expiration: January 2016, Exercise Price: $62.00	10	1,545
			3,471
	Diversified Financial Services
	The Goldman Sachs Group, Inc.
GS 160115P00115000	Expiration: January 2016, Exercise Price: $115.00	3	450
GS 160115P00120000	Expiration: January 2016, Exercise Price: $120.00	1	225
GS 170120P00150000	Expiration: January 2017, Exercise Price: $150.00	2	1,720
	JPMorgan Chase & Co.
JPM 150320P00040000	Expiration: March 2015, Exercise Price: $40.00	3	24
JPM 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	21	1,439
JPM 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	38	4,275
			8,133

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	E-Commerce
	Amazon.com, Inc.
AMZN 150117P00270000	Expiration: January 2015, Exercise Price: $270.00	5	$ 185
AMZN 160115P00230000	Expiration: January 2016, Exercise Price: $230.00	1	975
AMZN 160115P00260000	Expiration: January 2016, Exercise Price: $260.00	1	1,700
AMZN 160115P00290000	Expiration: January 2016, Exercise Price: $290.00	1	2,782
AMZN 170120P00240000	Expiration: January 2017, Exercise Price: $240.00	1	2,345
AMZN 170120P00250000	Expiration: January 2017, Exercise Price: $250.00	1	2,653
	eBay, Inc.
EBAY 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	3	123
EBAY 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	2	500
EBAY 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	37	3,330
EBAY 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	9	1,408
EBAY 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	18	3,078
	IAC/InterActiveCorp
IACI 150117P00045000	Expiration: January 2015, Exercise Price: $45.00	11	82
IACI 150117P00050000	Expiration: January 2015, Exercise Price: $50.00	18	135
IACI 150117P00055000	Expiration: January 2015, Exercise Price: $55.00	2	30
IACI 150417P00050000	Expiration: April 2015, Exercise Price: $50.00	7	490
	Liberty Interactive Corporation — Class A
QVCA1 150117P00017000	Expiration: January 2015, Exercise Price: $17.00	5	113
QVCA1 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	30	675
			20,604
	Electrical Equipment, Appliance, and
	Component Manufacturing
	Corning Inc.
GLW 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	13	422
GLW 170120P00015000	Expiration: January 2017, Exercise Price: $15.00	23	1,829
	Emerson Electric Co.
EMR 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	2	255
EMR 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	11	2,283
EMR 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	5	1,650
	Whirlpool Corporation
WHR 160115P00130000	Expiration: January 2016, Exercise Price: $130.00	2	491
			6,930
	Electronics and Appliance Stores
	Best Buy Co., Inc.
BBY 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	16	1,416
BBY 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	6	711
			2,127

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Fabricated Metal Product Manufacturing
	Danaher Corporation
DHR 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	3	$307
DHR 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	28	4,130
DHR 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	5	1,063
			5,500
	Food and Beverage Stores
	The Kroger Co.
KR 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	3	345
	Whole Foods Market, Inc.
WFM 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	8	684
WFM 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	25	1,675
WFM 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	6	732
			3,436
	Food Manufacturing
	Archer-Daniels-Midland Company
ADM 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	39	1,423
ADM 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	27	1,431
ADM 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	8	548
ADM 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	3	310
ADM 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	17	2,287
	Bunge Limited
BG 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	72
BG 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	10	1,150
	ConAgra Foods, Inc.
CAG 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	8	420
	Mead Johnson Nutrition Company
MJN 150117P00060000	Expiration: January 2015, Exercise Price: $60.00	10	200
MJN 150117P00065000	Expiration: January 2015, Exercise Price: $65.00	1	20
MJN 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	245
	Mondelez International Inc. — Class A
MDLZ 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	11	1,139
MDLZ 160115P00032000	Expiration: January 2016, Exercise Price: $32.00	8	1,212
	Post Holdings Inc.
POST 150320P00030000	Expiration: March 2015, Exercise Price: $30.00	32	880

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Food Manufacturing — (Continued)
	Tyson Foods, Inc. — Class A
TSN 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	8	$480
TSN 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	5	500
TSN 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	14	1,890
TSN 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	55	11,825
TSN 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	34	9,095
			35,127
	Food Services and Drinking Places
	Starbucks Corporation
SBUX 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	5	237
SBUX 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	19	1,406
SBUX 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	11	1,331
SBUX 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	3	632
SBUX 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	5	1,498
	Yum! Brands, Inc.
YUM 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	12	1,806
			6,910
	Funds, Trusts, and Other Financial Vehicles
	CBRE Group, Inc. — Class A
CBG 150320P00027000	Expiration: March 2015, Exercise Price: $27.00	5	62
	iShares MSCI Emerging Markets ETF
EEM 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	6	471
EEM 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	10	1,055
EEM 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	10	1,645
	Market Vectors Gold Miners ETF
GDX 150619P00013000	Expiration: June 2015, Exercise Price: $13.00	10	410
GDX 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	21	3,381
GDX 160115P00016000	Expiration: January 2016, Exercise Price: $16.00	15	2,910
			9,934
	Furniture and Home Furnishings Stores
	Bed Bath & Beyond Inc.
BBBY 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	10	680

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Gaming
	Las Vegas Sands Corp.
LVS 150117P00047250	Expiration: January 2015, Exercise Price: $47.25	1	$7
LVS 150117P00050000	Expiration: January 2015, Exercise Price: $50.00	4	50
LVS 150117P00052250	Expiration: January 2015, Exercise Price: $52.25	9	171
LVS 150117P00055000	Expiration: January 2015, Exercise Price: $55.00	2	94
LVS 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	20	5,640
LVS 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	8	3,500
LVS 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	18	11,610
	Wynn Resorts Limited
WYNN 160115P00110000	Expiration: January 2016, Exercise Price: $110.00	7	4,480
WYNN 160115P00119000	Expiration: January 2016, Exercise Price: $119.00	1	880
WYNN 160115P00134000	Expiration: January 2016, Exercise Price: $134.00	1	1,420
WYNN 160115P00136000	Expiration: January 2016, Exercise Price: $136.00	2	3,020
WYNN 160115P00139000	Expiration: January 2016, Exercise Price: $139.00	4	6,570
WYNN 160115P00146000	Expiration: January 2016, Exercise Price: $146.00	1	1,988
WYNN 170120P00130000	Expiration: January 2017, Exercise Price: $130.00	4	7,810
			47,240
	General Merchandise Stores
	Costco Wholesale Corporation
COST 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	8	704
COST 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	1	105
	Macy’s, Inc.
M 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	2	111
M 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	19	1,301
M 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	5	578
M 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	3	504
M 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	23	4,761
M 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	4	1,004
	Sears Holdings Corporation
SHLD1 150117P00030000	Expiration: January 2015, Exercise Price: $30.00	8	32
SHLD 150320P00020000	Expiration: March 2015, Exercise Price: $20.00	15	2,100
SHLD 150320P00025000	Expiration: March 2015, Exercise Price: $25.00	3	648
SHLD 150619P00020000	Expiration: June 2015, Exercise Price: $20.00	12	2,808
SHLD 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	8	3,320
	Target Corporation
TGT 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	4	296
TGT 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	19	3,316

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	General Merchandise Stores — (Continued)
	Wal-Mart Stores, Inc.
WMT 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	4	$434
			22,022
	Health and Personal Care Stores
	CVS Caremark Corporation
CVS 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	17	884
CVS 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	148
CVS 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	3	587
CVS 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	8	2,168
	Walgreens Boots Alliance, Inc.
WBA 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	7	612
WBA 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	8	348
WBA 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	5	288
WBA 170120P00047500	Expiration: January 2017, Exercise Price: $47.50	8	1,420
WBA 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	5	1,050
			7,505
	Heavy and Civil Engineering Construction
	Chicago Bridge & Iron Company N.V.
CBI 160115P00032500	Expiration: January 2016, Exercise Price: $32.50	7	1,750
CBI 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	3	990
CBI 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	8	4,120
CBI 170120P00037500	Expiration: January 2017, Exercise Price: $37.50	19	11,875
CBI 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	8	5,920
CBI 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	9	7,830
			32,485
	Holding Company
	Icahn Enterprises LP
IEP 150320P00080000	Expiration: March 2015, Exercise Price: $80.00	9	1,193
	Leucadia National Corporation
LUK2 150117P00015000	Expiration: January 2015, Exercise Price: $15.00	33	495
			1,688

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Insurance Carriers and Related Activities
	Aetna Inc.
AET 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	12	$828
AET 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	100
AET 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	5	707
AET 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	406
AET 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	10	2,850
	Aflac, Inc.
AFL 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	2	314
AFL 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	7	1,179
AFL 170120P00047500	Expiration: January 2017, Exercise Price: $47.50	4	928
	American International Group, Inc.
AIG 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	14	567
AIG 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	15	810
AIG 170120P00038000	Expiration: January 2017, Exercise Price: $38.00	5	650
AIG 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	16	2,696
	Anthem Inc.
ANTM 150320P00085000	Expiration: March 2015, Exercise Price: $85.00	5	252
ANTM 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	5	460
ANTM 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	2	214
ANTM 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	15	1,867
ANTM 160115P00082500	Expiration: January 2016, Exercise Price: $82.50	5	868
ANTM 160115P00087500	Expiration: January 2016, Exercise Price: $87.50	1	219
ANTM 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	2	560
ANTM 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	2	655
ANTM 160115P00100000	Expiration: January 2016, Exercise Price: $100.00	1	413
	Humana Inc.
HUM 150220P00095000	Expiration: February 2015, Exercise Price: $95.00	2	30
HUM 160115P00087500	Expiration: January 2016, Exercise Price: $87.50	2	355
HUM 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	2	400
HUM 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	4	910
HUM 160115P00097500	Expiration: January 2016, Exercise Price: $97.50	2	535
HUM 160115P00100000	Expiration: January 2016, Exercise Price: $100.00	1	260
HUM 170120P00095000	Expiration: January 2017, Exercise Price: $95.00	8	3,400
HUM 170120P00105000	Expiration: January 2017, Exercise Price: $105.00	2	1,260
	Lincoln National Corporation
LNC 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	31	2,883
LNC 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	5	562

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Insurance Carriers and Related
	Activities — (Continued)
	MetLife, Inc.
MET 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	8	$468
MET 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	27	2,444
MET 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	19	2,356
	Prudential Financial, Inc.
PRU 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	1	135
PRU 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	30	6,015
	UnitedHealth Group Inc.
UNH 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	4	680
			40,236
	Leather and Allied Product Manufacturing
	Coach, Inc.
COH 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	72	5,940
COH 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	5	700
COH 170120P00025000	Expiration: January 2017, Exercise Price: $25.00	46	8,855
COH 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	6	1,665
	NIKE, Inc. — Class B
NKE 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	4	312
NKE 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	12	3,852
NKE 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	5	2,100
			23,424
	Machinery Manufacturing
	Baker Hughes Inc.
BHI 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	8	3,660
BHI 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	4	2,190
BHI 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	8	2,468
	Cameron International Corporation
CAM 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	8	2,180
CAM 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	4	2,560

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Machinery Manufacturing — (Continued)
	Caterpillar Inc.
CAT 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	1	$118
CAT 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	8	1,364
CAT 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	5	1,232
CAT 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	2	705
CAT 160115P00077500	Expiration: January 2016, Exercise Price: $77.50	3	1,253
CAT 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	2	985
CAT 160115P00082500	Expiration: January 2016, Exercise Price: $82.50	1	580
CAT 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	12	6,000
CAT 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	18	11,655
	Cummins Inc.
CMI 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	1	165
CMI 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	4	840
CMI 160115P00100000	Expiration: January 2016, Exercise Price: $100.00	3	803
CMI 160115P00105000	Expiration: January 2016, Exercise Price: $105.00	12	4,140
CMI 160115P00110000	Expiration: January 2016, Exercise Price: $110.00	6	2,550
CMI 160115P00115000	Expiration: January 2016, Exercise Price: $115.00	1	525
	Deere & Company
DE 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	4	322
	Eaton Corporation plc
ETN 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	17	2,720
ETN 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	12	3,150
ETN 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	8	2,600
ETN 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	10	2,450
	General Electric Company
GE 150320P00021000	Expiration: March 2015, Exercise Price: $21.00	4	40
GE 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	15	600
GE 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	34	2,057
	Ingersoll-Rand plc
IR 150320P00047500	Expiration: March 2015, Exercise Price: $47.50	4	70
IR 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	3	210
IR 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	29	3,625
IR 160115P00047500	Expiration: January 2016, Exercise Price: $47.50	2	325

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Machinery Manufacturing — (Continued)
	National Oilwell Varco, Inc.
NOV1150117P00057500	Expiration: January 2015, Exercise Price: $57.50	4	$108
NOV1160115P00055000	Expiration: January 2016, Exercise Price: $55.00	10	3,250
NOV 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	3	1,305
NOV 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	4	2,460
NOV1 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	8	3,740
NOV 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	7	5,950
NOV 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	10	5,200
NOV 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	3	2,100
			88,255
	Media
	Time Warner, Inc.
TWX 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	2	216
	Viacom Inc. — Class B
VIAB 150117P00060000	Expiration: January 2015, Exercise Price: $60.00	8	60
VIAB 150117P00062500	Expiration: January 2015, Exercise Price: $62.50	1	8
VIAB 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	25	6,000
VIAB 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	730
			7,014
	Merchant Wholesalers, Nondurable Goods
	Cardinal Health, Inc.
CAH 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	6	300
CAH 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	12	870
CAH 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	17	1,445
CAH 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	10	1,075
	Express Scripts Holding Company
ESRX 160115P00047500	Expiration: January 2016, Exercise Price: $47.50	2	123
ESRX 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	13	955
ESRX 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	6	630
ESRX 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	4	492
ESRX 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	4	1,130
	McKesson Corp.
MCK 160115P00125000	Expiration: January 2016, Exercise Price: $125.00	1	135
MCK 160115P00130000	Expiration: January 2016, Exercise Price: $130.00	4	630
MCK 160115P00150000	Expiration: January 2016, Exercise Price: $150.00	1	302

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Merchant Wholesalers, Nondurable
	Goods — (Continued)
	Ralph Lauren Corporation
RL 160115P00110000	Expiration: January 2016, Exercise Price: $110.00	1	$85
RL 160115P00115000	Expiration: January 2016, Exercise Price: $115.00	5	612
RL 160115P00120000	Expiration: January 2016, Exercise Price: $120.00	1	153
RL 160115P00125000	Expiration: January 2016, Exercise Price: $125.00	1	188
RL 160115P00130000	Expiration: January 2016, Exercise Price: $130.00	1	240
			9,365
	Mining (except Oil and Gas)
	BHP Billiton Limited — ADR
BHP 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	4	2,150
BHP 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	21	14,437
BHP 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	4	3,270
	Franco-Nevada Corporation
FNV 150417P00035000	Expiration: April 2015, Exercise Price: $35.00	17	1,020
FNV 150417P00040000	Expiration: April 2015, Exercise Price: $40.00	10	1,275
	Freeport-McMoRan Copper & Gold Inc.
FCX 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	5	1,185
FCX 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	21	8,085
FCX 170120P00020000	Expiration: January 2017, Exercise Price: $20.00	14	5,215
FCX 170120P00023000	Expiration: January 2017, Exercise Price: $23.00	16	8,440
	Newmont Mining Corporation
NEM 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	29	2,015
NEM 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	29	3,524
NEM 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	18	4,347
	Rio Tinto plc — ADR
RIO 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	3	37
RIO 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	9	2,498
RIO 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	41	15,170
RIO 160115P00042500	Expiration: January 2016, Exercise Price: $42.50	2	940
RIO 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	19	7,885
RIO 170120P00037500	Expiration: January 2017, Exercise Price: $37.50	11	5,610
			87,103

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Miscellaneous Manufacturing
	3M Co.
MMM 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	7	$714
MMM 160115P00110000	Expiration: January 2016, Exercise Price: $110.00	1	166
MMM 170120P00110000	Expiration: January 2017, Exercise Price: $110.00	1	400
MMM 170120P00115000	Expiration: January 2017, Exercise Price: $115.00	1	472
MMM 170120P00125000	Expiration: January 2017, Exercise Price: $125.00	2	1,215
	Hasbro, Inc.
HAS 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	2	135
HAS 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	12	1,200
HAS 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	7	1,522
HAS 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	3	908
	Intuitive Surgical, Inc.
ISRG 150117P00320000	Expiration: January 2015, Exercise Price: $320.00	1	75
ISRG 150417P00355000	Expiration: April 2015, Exercise Price: $355.00	1	122
ISRG 160115P00280000	Expiration: January 2016, Exercise Price: $280.00	1	385
ISRG 160115P00350000	Expiration: January 2016, Exercise Price: $350.00	2	1,710
ISRG 170120P00340000	Expiration: January 2017, Exercise Price: $340.00	1	1,740
ISRG 170120P00370000	Expiration: January 2017, Exercise Price: $370.00	2	4,740
ISRG 170120P00390000	Expiration: January 2017, Exercise Price: $390.00	1	2,795
	Mattel, Inc.
MAT 170120P00023000	Expiration: January 2017, Exercise Price: $23.00	51	10,583
	Stryker Corporation
SYK 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	55
SYK 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	2	120
SYK 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	3	593
			29,650
	Motion Picture and Sound Recording Industries
	DreamWorks Animation SKG, Inc. — Class A
DWA 150320P00016000	Expiration: March 2015, Exercise Price: $16.00	7	193
DWA 150320P00017000	Expiration: March 2015, Exercise Price: $17.00	12	510
DWA 150619P00016000	Expiration: June 2015, Exercise Price: $16.00	36	2,520
			3,223

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Motor Vehicle and Parts Dealers
	CarMax, Inc.
KMX 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	3	$75
KMX 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	43	1,935
KMX 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	12	750
KMX 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	5	425
KMX 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	3	307
KMX 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	6	735
KMX 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	10	1,900
			6,127
	Nonmetallic Mineral Product Manufacturing
	USG Corporation
USG 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	62	5,735
USG 170120P00018000	Expiration: January 2017, Exercise Price: $18.00	13	2,047
USG 170120P00020000	Expiration: January 2017, Exercise Price: $20.00	9	1,823
			9,605
	Non-Store Retailers
	Sotheby’s
BID 150117P00032000	Expiration: January 2015, Exercise Price: $32.00	5	38
BID 150117P00035000	Expiration: January 2015, Exercise Price: $35.00	6	30
BID1 150117P00037000	Expiration: January 2015, Exercise Price: $37.00	10	150
BID 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	8	680
BID 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	16	2,240
BID1 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	2	490
BID 170120P00025000	Expiration: January 2017, Exercise Price: $25.00	8	1,800
BID 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	12	3,180
BID 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	6	1,575
			10,183
	Oil and Gas Extraction
	Anadarko Petroleum Corporation
APC 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	5	1,210
APC 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	3	1,020
APC 160115P00072500	Expiration: January 2016, Exercise Price: $72.50	1	732
APC 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	1	838
APC 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	2	985
APC 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	6	4,365
APC 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	3	2,505

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Oil and Gas Extraction — (Continued)
	Apache Corporation
APA 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	7	$5,215
APA 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	1	617
APA 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	5	3,850
	Canadian Natural Resources Limited
CNQ 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	16	3,920
CNQ 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	8	3,720
	Chesapeake Energy Corporation
CHK1 150117P00018000	Expiration: January 2015, Exercise Price: $18.00	63	1,732
CHK 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	5	790
CHK1 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	5	1,388
CHK 170120P00015000	Expiration: January 2017, Exercise Price: $15.00	68	16,762
	Continental Resources, Inc.
CLR 160115P00032500	Expiration: January 2016, Exercise Price: $32.50	32	18,560
	Devon Energy Corporation
DVN 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	6	2,535
	Encana Corporation
ECA 170120P00013000	Expiration: January 2017, Exercise Price: $13.00	15	3,675
	EOG Resources, Inc.
EOG 150117P00075000	Expiration: January 2015, Exercise Price: $75.00	2	30
EOG 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	2	455
EOG 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	621
EOG 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	14	5,040
EOG 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	2	835
EOG 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	4	2,210
EOG 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	3	2,152
EOG 160115P00082500	Expiration: January 2016, Exercise Price: $82.50	1	813
EOG 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	4	3,660
EOG 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	5	2,875
EOG 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	7	5,075
	Marathon Oil Corporation
MRO 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	19	4,968
MRO 170120P00025000	Expiration: January 2017, Exercise Price: $25.00	18	6,975
MRO 170120P00028000	Expiration: January 2017, Exercise Price: $28.00	5	2,675
	Occidental Petroleum Corporation
OXY1 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	768
OXY1 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	11	5,693
OXY1 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	2	1,145

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Oil and Gas Extraction — (Continued)
	Pioneer Natural Resources Company
PXD 160115P00115000	Expiration: January 2016, Exercise Price: $115.00	8	$8,720
PXD 160115P00135000	Expiration: January 2016, Exercise Price: $135.00	1	1,845
			130,974
	Other Exchanges
	CBOE Holdings Inc.
CBOE 160115P00034500	Expiration: January 2016, Exercise Price: $34.50	10	350
CBOE 160115P00039500	Expiration: January 2016, Exercise Price: $39.50	2	120
CBOE 160115P00049500	Expiration: January 2016, Exercise Price: $49.50	5	837
	S&P 500 Index
SPX 150117P01930000	Expiration: January 2015, Exercise Price: $1,930.00	5	2,550
SPX 150117P01935000	Expiration: January 2015, Exercise Price: $1,935.00	4	2,080
SPXW 150109P01950000	Expiration: January 2015, Exercise Price: $1,950.00	5	1,675
SPXW 150109P01985000	Expiration: January 2015, Exercise Price: $1,985.00	6	3,300
SPXW 150109P01990000	Expiration: January 2015, Exercise Price: $1,990.00	2	1,170
SPXW 150109P01995000	Expiration: January 2015, Exercise Price: $1,995.00	1	645
SPX 150117P02000000	Expiration: January 2015, Exercise Price: $2,000.00	1	1,130
SPXW 150130P02025000	Expiration: January 2015, Exercise Price: $2,025.00	5	12,750
SPXW 150123P02040000	Expiration: January 2015, Exercise Price: $2,040.00	4	9,760
			36,367
	Other Information Services
	Google Inc. — Class A
GOLG8 150117P00850000	Expiration: January 2015, Exercise Price: $850.00e	1	24
GOLG1 150117P00950000	Expiration: January 2015, Exercise Price: $950.00	1	118
GOLG1 160115P00830000	Expiration: January 2016, Exercise Price: $830.00	1	2,560
GOLG8 160115P00900000	Expiration: January 2016, Exercise Price: $900.00e	1	391
GOOGL 160617P00405000	Expiration: June 2016, Exercise Price: $405.00	1	1,575
GOOGL 160617P00410000	Expiration: June 2016, Exercise Price: $410.00	1	1,670
GOOGL 160617P00420000	Expiration: June 2016, Exercise Price: $420.00	2	3,790
GOOGL 160617P00450000	Expiration: June 2016, Exercise Price: $450.00	1	2,660
			12,788
	Paper Manufacturing
	Kimberly-Clark Corporation
KMB1 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	2	140

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Performing Arts, Spectator Sports, and Related Industries
	Live Nation Entertainment, Inc.
LYV 150117P00016000	Expiration: January 2015, Exercise Price: $16.00	9	$45
LYV 150117P00017000	Expiration: January 2015, Exercise Price: $17.00	10	50
LYV 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	48	3,360
LYV 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	8	340
LYV 160115P00017000	Expiration: January 2016, Exercise Price: $17.00	32	2,560
			6,355
	Petroleum and Coal Products Manufacturing
	Chevron Corporation
CVX 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	2	514
CVX 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	2	670
	ConocoPhillips
COP 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	10	1,855
COP 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	4	2,500
COP 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	12	4,200
COP 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	10	4,950
	Exxon Mobil Corporation
XOM 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	3	1,545
	Hess Corporation
HES 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	4	1,068
HES 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	26	9,360
HES 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	3	2,370
	Marathon Petroleum Corporation
MPC 150117P00067500	Expiration: January 2015, Exercise Price: $67.50	2	30
MPC 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	6	1,005
MPC 160115P00062500	Expiration: January 2016, Exercise Price: $62.50	2	485
MPC 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	7	2,100
MPC 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	8	2,720
MPC 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	1	415
MPC 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	9	5,220
	Phillips 66
PSX 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	15	4,050
PSX 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	4	1,380
PSX 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	14	5,880
PSX 160115P00062500	Expiration: January 2016, Exercise Price: $62.50	3	1,500
PSX 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	2	1,200
PSX 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	14	6,580
PSX 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	3	2,010

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Petroleum and Coal Products Manufacturing — (Continued)
	Valero Energy Corporation
VLO 150117P00042000	Expiration: January 2015, Exercise Price: $42.00	4	$26
VLO 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	6	537
VLO 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	34	4,233
VLO 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	17	3,221
VLO 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	6	1,449
			73,073
	Pharmaceutical and Biotechnology
	AbbVie Inc.
ABBV 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	26	1,495
ABBV 160115P00037500	Expiration: January 2016, Exercise Price: $37.50	21	1,680
ABBV 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	11	1,045
ABBV 160115P00042500	Expiration: January 2016, Exercise Price: $42.50	6	615
ABBV 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	10	3,125
ABBV 170120P00047500	Expiration: January 2017, Exercise Price: $47.50	8	2,780
	Allergan, Inc.
AGN 160115P00120000	Expiration: January 2016, Exercise Price: $120.00	8	800
AGN 160115P00135000	Expiration: January 2016, Exercise Price: $135.00	1	160
AGN 170120P00140000	Expiration: January 2017, Exercise Price: $140.00	1	275
AGN 170120P00145000	Expiration: January 2017, Exercise Price: $145.00	2	860
	Amgen Inc.
AMGN 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	4	758
AMGN 160115P00100000	Expiration: January 2016, Exercise Price: $100.00	1	231
AMGN 170120P00095000	Expiration: January 2017, Exercise Price: $95.00	1	485
AMGN 170120P00100000	Expiration: January 2017, Exercise Price: $100.00	2	1,125
AMGN 170120P00105000	Expiration: January 2017, Exercise Price: $105.00	1	667
AMGN 170120P00110000	Expiration: January 2017, Exercise Price: $110.00	2	1,565
AMGN 170120P00115000	Expiration: January 2017, Exercise Price: $115.00	2	1,810
AMGN 170120P00120000	Expiration: January 2017, Exercise Price: $120.00	5	5,288
	Biogen Idec, Inc.
BIIB 150320P00250000	Expiration: March 2015, Exercise Price: $250.00	1	187
BIIB 160115P00210000	Expiration: January 2016, Exercise Price: $210.00	1	635
BIIB 160115P00250000	Expiration: January 2016, Exercise Price: $250.00	3	4,140
BIIB 170120P00230000	Expiration: January 2017, Exercise Price: $230.00	2	3,740
BIIB 170120P00240000	Expiration: January 2017, Exercise Price: $240.00	3	6,480

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Pharmaceutical and Biotechnology — (Continued)
	Bristol-Myers Squibb Company
BMY 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	18	$1,080
BMY 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	15	1,402
BMY 160115P00043000	Expiration: January 2016, Exercise Price: $43.00	6	768
BMY 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	4	588
	Eli Lilly & Company
LLY 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	5	415
LLY 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	7	2,146
	Gilead Sciences, Inc.
GILD 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	2	308
GILD 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	2	375
GILD 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	5	1,290
GILD 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	2	1,320
GILD 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	1	923
GILD 170120P00080000	Expiration: January 2017, Exercise Price: $80.00	6	6,405
GILD 170120P00085000	Expiration: January 2017, Exercise Price: $85.00	2	2,765
	Merck & Co., Inc.
MRK 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	8	512
MRK 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	5	737
MRK 160115P00047000	Expiration: January 2016, Exercise Price: $47.00	5	930
MRK 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	3	619
MRK 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	15	3,863
MRK 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	17	5,483
MRK 170120P00047500	Expiration: January 2017, Exercise Price: $47.50	3	1,193
	Pfizer, Inc.
PFE 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	23	954
PFE 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	25	1,663
			75,685
	Pipeline Transportation
	The Williams Companies, Inc.
WMB 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	52	9,386
WMB 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	7	3,412
WMB 160115P00042000	Expiration: January 2016, Exercise Price: $42.00	13	7,410
WMB 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	3	1,605
WMB 170120P00038000	Expiration: January 2017, Exercise Price: $38.00	7	4,638
WMB 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	20	14,850
WMB 170120P00043000	Expiration: January 2017, Exercise Price: $43.00	5	4,563
			45,864

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Primary Metal Manufacturing
	Nucor Corporation
NUE 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	5	$1,975
	Professional, Scientific, and Technical Services
	Cerner Corporation
CERN 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	13	845
CERN 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	13	1,397
	Computer Sciences Corporation
CSC 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	5	1,012
	Fluor Corporation
FLR 150117P00060000	Expiration: January 2015, Exercise Price: $60.00	8	920
FLR 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	9	2,588
FLR 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	3	1,350
FLR 160115P00057500	Expiration: January 2016, Exercise Price: $57.50	10	5,550
FLR 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	9	6,075
FLR 170120P00047500	Expiration: January 2017, Exercise Price: $47.50	9	3,825
FLR 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	11	5,555
	The Interpublic Group of Companies, Inc.
IPG 150117P00008000	Expiration: January 2015, Exercise Price: $8.00	50	250
	Leidos Holdings Inc.
LDOS1 150117P00007000	Expiration: January 2015, Exercise Price: $7.00	50	375
LDOS 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	9	248
LDOS 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	8	1,040
			31,030
	Publishing Industries (except Internet)
	Autodesk, Inc.
ADSK 150417P00040000	Expiration: April 2015, Exercise Price: $40.00	3	49
ADSK 160115P00037000	Expiration: January 2016, Exercise Price: $37.00	4	358
ADSK 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	5	615
ADSK 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	17	4,454
ADSK 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	4	1,274
	Electronic Arts Inc.
EA 150320P00028000	Expiration: March 2015, Exercise Price: $28.00	8	40
EA 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	6	237
EA 160115P00027000	Expiration: January 2016, Exercise Price: $27.00	14	763
EA 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	5	428

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Publishing Industries (except Internet) — (Continued)
	Nuance Communications, Inc.
NUAN 150117P00013000	Expiration: January 2015, Exercise Price: $13.00	27	$135
NUAN 150117P00014000	Expiration: January 2015, Exercise Price: $14.00	10	225
NUAN 150417P00012000	Expiration: April 2015, Exercise Price: $12.00	12	390
NUAN 160115P00010000	Expiration: January 2016, Exercise Price: $10.00	8	380
			9,348
	Rail Transportation
	CSX Corporation
CSX 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	15	532
	Norfolk Southern Corporation
NSC 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	1	85
NSC 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	1	213
			830
	Real Estate
	TRI Pointe Homes, Inc.
TPH 170120P00010000	Expiration: January 2017, Exercise Price: $10.00	75	5,063
	Satellite Telecommunications
	DIRECTV
DTV 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	1	93
	DISH Network Corp. — Class A
DISH 150320P00047500	Expiration: March 2015, Exercise Price: $47.50	2	35
DISH 160115P00043000	Expiration: January 2016, Exercise Price: $43.00	3	293
DISH 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	24	2,700
DISH 160115P00047000	Expiration: January 2016, Exercise Price: $47.00	15	2,100
	Time Warner Cable Inc.
TWC 160115P00110000	Expiration: January 2016, Exercise Price: $110.00	5	2,125
TWC 160115P00120000	Expiration: January 2016, Exercise Price: $120.00	1	590
TWC 170120P00105000	Expiration: January 2017, Exercise Price: $105.00	2	1,080
TWC 170120P00110000	Expiration: January 2017, Exercise Price: $110.00	2	1,280
			10,296
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities
	The Charles Schwab Corporation
SCHW 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	27	945
SCHW 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	46	2,415
SCHW 160115P00022000	Expiration: January 2016, Exercise Price: $22.00	17	1,360

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities — (Continued)
	CME Group Inc.
CME 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	4	$530
CME 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	10	1,275
	Morgan Stanley
MS 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	61	1,982
MS 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	22	1,078
MS 170120P00025000	Expiration: January 2017, Exercise Price: $25.00	20	2,440
			12,025
	Software
	Adobe Systems, Inc.
ADBE 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	12	1,086
ADBE 160115P00047000	Expiration: January 2016, Exercise Price: $47.00	9	1,008
ADBE 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	6	858
ADBE 160115P00052500	Expiration: January 2016, Exercise Price: $52.50	13	2,242
ADBE 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	3	593
ADBE 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	4	1,100
ADBE 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	5	1,950
			8,837
	Software Publishers
	Citrix Systems, Inc.
CTXS 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	8	960
CTXS 160115P00047500	Expiration: January 2016, Exercise Price: $47.50	11	1,787
CTXS 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	5	1,063
	Microsoft Corporation
MSFT 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	13	435
MSFT 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	10	430
MSFT 160115P00032000	Expiration: January 2016, Exercise Price: $32.00	14	819
MSFT 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	5	455
MSFT 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	23	3,921
MSFT 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	11	2,360
	Oracle Corporation
ORCL 160115P00028000	Expiration: January 2016, Exercise Price: $28.00	44	1,936
ORCL 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	28	1,582
ORCL 160115P00032000	Expiration: January 2016, Exercise Price: $32.00	12	918
			16,666

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Support Activities for Mining
	Halliburton Company
HAL 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	3	$556
HAL 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	6	1,662
HAL 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	10	3,500
HAL 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	22	10,615
HAL 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	6	3,540
HAL 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	2	980
HAL 170120P00037500	Expiration: January 2017, Exercise Price: $37.50	3	1,875
HAL 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	20	15,100
HAL 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	8	7,200
	Helmerich & Payne, Inc.
HP 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	22	12,760
HP 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	5	3,750
HP 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	4	4,020
	Schlumberger Limited
SLB 150220P00070000	Expiration: February 2015, Exercise Price: $70.00	3	158
SLB 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	9	2,529
SLB 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	12	4,650
SLB 160115P00082500	Expiration: January 2016, Exercise Price: $82.50	3	2,475
SLB 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	1	945
SLB 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	2	1,005
SLB 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	12	7,740
SLB 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	2	1,625
	Transocean Limited
RIG 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	64	19,840
RIG 170120P00020000	Expiration: January 2017, Exercise Price: $20.00	59	42,480
			149,005
	Support Activities for Transportation
	Expeditors International of Washington, Inc.
EXPD 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	38	1,995
EXPD 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	6	495
EXPD 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	1	113
			2,603
	Telecommunications
	Verizon Communications Inc.
VZ 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	16	1,272

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Transportation Equipment Manufacturing
	American Railcar Industries, Inc.
ARII 150320P00050000	Expiration: March 2015, Exercise Price: $50.00	2	$770
ARII 150619P00045000	Expiration: June 2015, Exercise Price: $45.00	3	1,057
	The Boeing Company
BA 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	1	173
BA 160115P00095000	Expiration: January 2016, Exercise Price: $95.00	2	454
BA 160115P00100000	Expiration: January 2016, Exercise Price: $100.00	13	3,815
BA 160115P00105000	Expiration: January 2016, Exercise Price: $105.00	2	750
BA 170120P00090000	Expiration: January 2017, Exercise Price: $90.00	13	5,493
BA 170120P00095000	Expiration: January 2017, Exercise Price: $95.00	2	1,030
	Harley-Davidson, Inc.
HOG 160115P00042500	Expiration: January 2016, Exercise Price: $42.50	3	247
HOG 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	3	317
HOG 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	4	1,500
	Johnson Controls, Inc.
JCI 160115P00033000	Expiration: January 2016, Exercise Price: $33.00	4	290
JCI 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	35	3,500
JCI 160115P00038000	Expiration: January 2016, Exercise Price: $38.00	22	3,190
JCI 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	13	1,528
JCI 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	6	1,005
	Textron Inc.
TXT 160115P00027000	Expiration: January 2016, Exercise Price: $27.00	12	3,000
TXT 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	8	808
	Toyota Motor Corporation — ADR
TM 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	1	47
TM 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	6	420
TM 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	2	216
TM 170120P00090000	Expiration: January 2017, Exercise Price: $90.00	2	650
	United Technologies Corporation
UTX 160115P00080000	Expiration: January 2016, Exercise Price: $80.00	3	419
UTX 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	3	555
UTX 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	4	996
			32,230

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	U.S. Equity Exchanges
	The NASDAQ OMX Group, Inc.
NDAQ 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	16	$1,040
	TOTAL PUT OPTIONS WRITTEN
	(premiums received $2,087,842)		$1,554,356

d — 100 Shares Per Contract Unless Otherwise Noted.
e — 10 Shares Per Contract.
ADR — American Depository Receipt.
ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier	PUT OPTIONS WRITTEN	Contractsd	Value
	Accommodation
	Carnival Corporation
CCL 150117P00032500	Expiration: January 2015, Exercise Price: $32.50	16	$40
	Marriott International Inc. — Class A
MAR 150117P00035000	Expiration: January 2015, Exercise Price: $35.00	16	40
MAR 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	76	3,040
MAR 160115P00042000	Expiration: January 2016, Exercise Price: $42.00	32	1,520
	Royal Caribbean Cruises Limited
RCL 150117P00028000	Expiration: January 2015, Exercise Price: $28.00	52	104
			4,744
	Administrative and Support Services
	Expedia, Inc.
EXPE 150117P00039480	Expiration: January 2015, Exercise Price: $39.48	9	22
EXPE 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	102	11,985
EXPE 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	12	2,130
			14,137
	Ambulatory Health Care Services
	DaVita HealthCare Partners Inc.
DVA 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	50	2,500
	Apparel Manufacturing
	L Brands, Inc.
LB 150117P00041000	Expiration: January 2015, Exercise Price: $41.00	41	103
	Asset Management
	Apollo Global Management LLC — Class A
APO 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	28	14,700
	The Blackstone Group LP
BX 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	21	1,911
	Franklin Resources, Inc.
BEN 160115P00049500	Expiration: January 2016, Exercise Price: $49.50	56	16,380
	KKR & Co. LP
KKR 150117P00017000	Expiration: January 2015, Exercise Price: $17.00	68	340
			33,331
	Beverage and Tobacco Product Manufacturing
	Molson Coors Brewing Company — Class B
TAP 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	50	500

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Broadcasting (except Internet)
	Charter Communications, Inc. — Class A
CHTR 150619P00150000	Expiration: June 2015, Exercise Price: $150.00	36	$18,180
	Comcast Corporation — Class A
CMCSA 150117P00037000	Expiration: January 2015, Exercise Price: $37.00	16	40
CMCSA 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	44	5,060
	Sirius XM Holdings Inc.
SIRI 160115P00003000	Expiration: January 2016, Exercise Price: $3.00	336	5,208
SIRI 160115P00003500	Expiration: January 2016, Exercise Price: $3.50	192	6,336
	Twenty-First Century Fox, Inc. — Class A
FOXA 150117P00027000	Expiration: January 2015, Exercise Price: $27.00	14	70
FOXA1 150117P00027000	Expiration: January 2015, Exercise Price: $27.00	37	555
FOXA 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	14	1,575
			37,024
	Building Material and Garden Equipment and Supplies Dealers
	Fastenal Company
FAST 150117P00037500	Expiration: January 2015, Exercise Price: $37.50	6	15
FAST 150117P00042500	Expiration: January 2015, Exercise Price: $42.50	7	53
	The Sherwin-Williams Company
SHW 150117P00160000	Expiration: January 2015, Exercise Price: $160.00	5	25
			93
	Cable Distributor
	Liberty Global plc — Class A
LBTY2 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	6	1,740
	Chemical Manufacturing
	Celgene Corporation
CELG 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	84	28,560
	Monsanto Company
MON 150117P00090000	Expiration: January 2015, Exercise Price: $90.00	6	15
	OPKO Health, Inc.
OPK 160115P00005000	Expiration: January 2016, Exercise Price: $5.00	180	4,500
OPK 170120P00005000	Expiration: January 2017, Exercise Price: $5.00	26	1,235
			34,310

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Clothing and Clothing Accessories Stores
	Tiffany & Co.
TIF 150117P00060000	Expiration: January 2015, Exercise Price: $60.00	4	$12
TIF 150117P00062500	Expiration: January 2015, Exercise Price: $62.50	40	140
TIF 150117P00065000	Expiration: January 2015, Exercise Price: $65.00	9	32
TIF 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	14	1,673
TIF 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	34	4,811
TIF 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	14	2,716
			9,384
	Computer and Electronic Product Manufacturing
	Apple, Inc.
AAPL 160115P00064290	Expiration: January 2016, Exercise Price: $64.29	77	6,583
AAPL 160115P00068570	Expiration: January 2016, Exercise Price: $68.57	84	10,038
AAPL 160115P00071430	Expiration: January 2016, Exercise Price: $71.43	14	2,065
AAPL 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	90	42,300
	Hologic, Inc.
HOLX 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	45	2,925
	Sony Corporation
SNE 150117P00015000	Expiration: January 2015, Exercise Price: $15.00	24	60
SNE 150117P00017000	Expiration: January 2015, Exercise Price: $17.00	180	450
SNE 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	240	13,800
			78,221
	Construction of Buildings
	Lennar Corporation — Class A
LEN 150117P00025000	Expiration: January 2015, Exercise Price: $25.00	132	264
LEN 150117P00033000	Expiration: January 2015, Exercise Price: $33.00	16	152
LEN 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	56	1,960
LEN 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	73	7,008
LEN 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	116	37,700
			47,084
	Couriers and Messengers
	FedEx Corp.
FDX 170120P00120000	Expiration: January 2017, Exercise Price: $120.00	54	28,080

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Credit Intermediation and Related Activities
	American Express Company
AXP 170120P00070000	Expiration: January 2017, Exercise Price: $70.00	108	$37,260
	Bank of America Corporation
BAC 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	128	8,960
	The Bank Of New York Mellon Corporation
BK 150117P00025000	Expiration: January 2015, Exercise Price: $25.00	6	9
	Wells Fargo & Company
WFC 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	16	1,488
WFC 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	144	45,216
			92,933
	Data Processor
	MasterCard, Inc. — Class A
MA 170120P00065000	Expiration: January 2017, Exercise Price: $65.00	108	44,550
	E-Commerce
	eBay, Inc.
EBAY 170120P00040000	Expiration: January 2017, Exercise Price: $40.00	44	7,524
EBAY 170120P00045000	Expiration: January 2017, Exercise Price: $45.00	144	42,552
	Liberty Interactive Corporation — Class A
QVCA1 150117P00022000	Expiration: January 2015, Exercise Price: $22.00	136	2,040
QVCA1 150117P00025000	Expiration: January 2015, Exercise Price: $25.00	122	305
			52,421
	Fabricated Metal Product Manufacturing
	Danaher Corporation
DHR 170120P00060000	Expiration: January 2017, Exercise Price: $60.00	28	8,680
	Food Services and Drinking Places
	Starbucks Corporation
SBUX 150117P00030000	Expiration: January 2015, Exercise Price: $30.00	30	45
SBUX 150117P00045000	Expiration: January 2015, Exercise Price: $45.00	2	1
SBUX 150117P00052500	Expiration: January 2015, Exercise Price: $52.50	5	5
SBUX 150117P00055000	Expiration: January 2015, Exercise Price: $55.00	9	14
SBUX 150117P00057500	Expiration: January 2015, Exercise Price: $57.50	24	24
SBUX 160115P00067500	Expiration: January 2016, Exercise Price: $67.50	24	5,508
SBUX 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	28	7,980
			13,577

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Funds, Trusts, and Other Financial Vehicles
	iShares iBoxx $ High Yield Corporate Bond ETF
HYG 160115P00088000	Expiration: January 2016, Exercise Price: $88.00	222	$119,880
HYG 160115P00090000	Expiration: January 2016, Exercise Price: $90.00	18	11,880
	Market Vectors Gold Miners ETF
GDX 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	50	9,100
	Market Vectors Junior Gold Miners ETF
GDXJ1 150117P00007000	Expiration: January 2015, Exercise Price: $7.00	50	5,250
	ProShares Short VIX Short-Term Futures ETF
SVXY 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	8	60
SVXY 150117P00035000	Expiration: January 2015, Exercise Price: $35.00	4	50
			146,220
	Gaming
	Las Vegas Sands Corp.
LVS 160115P00055000	Expiration: January 2016, Exercise Price: $55.00	74	47,730
LVS 160115P00060000	Expiration: January 2016, Exercise Price: $60.00	26	23,725
	Wynn Resorts Limited
WYNN 150117P00116000	Expiration: January 2015, Exercise Price: $116.00	5	53
WYNN 160115P00150000	Expiration: January 2016, Exercise Price: $150.00	12	26,490
			97,998
	General Merchandise Stores
	Family Dollar Stores, Inc.
FDO 150117P00050000	Expiration: January 2015, Exercise Price: $50.00	25	62
FDO 150117P00052500	Expiration: January 2015, Exercise Price: $52.50	9	23
			85
	Heavy and Civil Engineering Construction
	Chicago Bridge & Iron Company N.V.
CBI 170120P00030000	Expiration: January 2017, Exercise Price: $30.00	8	2,720
	Holding Company
	Icahn Enterprises LP
IEP 150619P00095000	Expiration: June 2015, Exercise Price: $95.00	24	26,160
	Leucadia National Corporation
LUK2 150117P00022000	Expiration: January 2015, Exercise Price: $22.00	290	110,200
			136,360

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Insurance Carriers and Related Activities
	American International Group, Inc.
AIG 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	102	$13,974
	AmTrust Financial Services, Inc.
AFSI 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	76	24,130
AFSI 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	38	25,080
			63,184
	Leather and Allied Product Manufacturing
	Coach, Inc.
COH 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	124	79,980
	Machinery Manufacturing
	National Oilwell Varco, Inc.
NOV1 150117P00057500	Expiration: January 2015, Exercise Price: $57.50	45	1,215
	Media
	Viacom Inc. — Class B
VIAB 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	56	16,940
	Merchant Wholesalers, Nondurable Goods
	Cardinal Health, Inc.
CAH 150117P00042000	Expiration: January 2015, Exercise Price: $42.00	7	17
	Mining (except Oil and Gas)
	Barrick Gold Corporation
ABX 150117P00015000	Expiration: January 2015, Exercise Price: $15.00	124	52,700
ABX 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	134	44,555
ABX 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	76	37,240
	Franco-Nevada Corporation
FNV 150117P00050000	Expiration: January 2015, Exercise Price: $50.00	18	3,825
	Freeport-McMoRan Copper & Gold Inc.
FCX 150117P00022000	Expiration: January 2015, Exercise Price: $22.00	2	73
FCX 150117P00024000	Expiration: January 2015, Exercise Price: $24.00	116	14,964
FCX 150117P00027000	Expiration: January 2015, Exercise Price: $27.00	52	20,540
FCX 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	4	3,530
FCX 160115P00032000	Expiration: January 2016, Exercise Price: $32.00	20	21,000
	Rio Tinto plc — ADR
RIO 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	5	62
	Royal Gold, Inc.
RGLD 170120P00042500	Expiration: January 2017, Exercise Price: $42.50	4	1,700

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Mining (except Oil and Gas) — (Continued)
	Silver Wheaton Corporation
SLW 150117P00018000	Expiration: January 2015, Exercise Price: $18.00	16	$240
SLW 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	106	6,466
SLW 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	32	2,336
SLW 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	52	6,500
SLW 160115P00018000	Expiration: January 2016, Exercise Price: $18.00	52	12,584
SLW 170120P00013000	Expiration: January 2017, Exercise Price: $13.00	90	13,995
			242,310
	Miscellaneous Manufacturing
	Hasbro, Inc.
HAS 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	17	128
	International Game Technology
IGT 150117P00010000	Expiration: January 2015, Exercise Price: $10.00	20	50
			178
	Nonmetallic Mineral Product Manufacturing
	USG Corporation
USG 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	16	40
	Non-Store Retailers
	Sotheby’s
BID1 150117P00028000	Expiration: January 2015, Exercise Price: $28.00	17	255
	Oil and Gas Extraction
	Chesapeake Energy Corporation
CHK1 150117P00022000	Expiration: January 2015, Exercise Price: $22.00	16	3,704
CHK1 150117P00025000	Expiration: January 2015, Exercise Price: $25.00	4	2,030
CHK1 160115P00020000	Expiration: January 2016, Exercise Price: $20.00	128	48,320
CHK1 160115P00023000	Expiration: January 2016, Exercise Price: $23.00	46	25,645
CHK1 160115P00025000	Expiration: January 2016, Exercise Price: $25.00	14	9,800
	Continental Resources, Inc.
CLR 160115P00035000	Expiration: January 2016, Exercise Price: $35.00	4	2,780
CLR 170120P00035000	Expiration: January 2017, Exercise Price: $35.00	20	17,900
	Talisman Energy Inc.
TLM 150117P00010000	Expiration: January 2015, Exercise Price: $10.00	8	1,760
TLM 160115P00010000	Expiration: January 2016, Exercise Price: $10.00	116	26,390
			138,329

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Other Exchanges
	CBOE Holdings Inc.
CBOE 150117P00043750	Expiration: January 2015, Exercise Price: $43.75	34	$85
CBOE 160115P00044500	Expiration: January 2016, Exercise Price: $44.50	50	5,125
			5,210
	Other Information Services
	Google Inc. — Class A
GOLG1 150117P00800000	Expiration: January 2015, Exercise Price: $800.00	1	78
GOLG1 160115P00950000	Expiration: January 2016, Exercise Price: $950.00	7	38,360
GOOG 170120P00360000	Expiration: January 2017, Exercise Price: $360.00	18	25,380
			63,818
	Performing Arts, Spectator Sports, and Related Industries
	Live Nation Entertainment, Inc.
LYV 150117P00012000	Expiration: January 2015, Exercise Price: $12.00	102	510
LYV 150117P00015000	Expiration: January 2015, Exercise Price: $15.00	242	1,210
LYV 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	180	7,650
LYV 160115P00017000	Expiration: January 2016, Exercise Price: $17.00	116	9,280
			18,650
	Petroleum and Coal Products Manufacturing
	ConocoPhillips
COP 170120P00055000	Expiration: January 2017, Exercise Price: $55.00	108	53,460
	Exxon Mobil Corporation
XOM 170120P00075000	Expiration: January 2017, Exercise Price: $75.00	90	46,350
			99,810
	Pharmaceutical and Biotechnology
	AbbVie Inc.
ABBV 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	76	7,220
	Amgen Inc.
AMGN 160115P00085000	Expiration: January 2016, Exercise Price: $85.00	76	9,690
	Gilead Sciences, Inc.
GILD 160115P00050000	Expiration: January 2016, Exercise Price: $50.00	76	5,624
			22,534
	Pipeline Transportation
	The Williams Companies, Inc.
WMB 150117P00030000	Expiration: January 2015, Exercise Price: $30.00	7	21
WMB 160115P00030000	Expiration: January 2016, Exercise Price: $30.00	144	25,992
			26,013

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Publishing Industries (except Internet)
	Nuance Communications, Inc.
NUAN 160115P00013000	Expiration: January 2016, Exercise Price: $13.00	210	$27,300
NUAN 160115P00015000	Expiration: January 2016, Exercise Price: $15.00	8	1,920
			29,220
	Rail Transportation
	CSX Corporation
CSX 170120P00027000	Expiration: January 2017, Exercise Price: $27.00	216	42,444
	Norfolk Southern Corporation
NSC 150117P00065000	Expiration: January 2015, Exercise Price: $65.00	7	17
	Union Pacific Corporation
UNP 170120P00085000	Expiration: January 2017, Exercise Price: $85.00	84	38,010
			80,471
	Real Estate
	General Growth Properties, Inc.
GGP 150117P00020000	Expiration: January 2015, Exercise Price: $20.00	18	81
	TRI Pointe Homes, Inc.
TPH 150117P00014000	Expiration: January 2015, Exercise Price: $14.00	90	450
TPH 150117P00015000	Expiration: January 2015, Exercise Price: $15.00	36	810
TPH 170120P00012000	Expiration: January 2017, Exercise Price: $12.00	232	27,840
			29,181
	Restaurants
	The Wendy’s Company
WEN 150117P00007000	Expiration: January 2015, Exercise Price: $7.00	232	1,740
WEN 160115P00007000	Expiration: January 2016, Exercise Price: $7.00	1,080	43,200
			44,940
	Satellite Telecommunications
	DISH Network Corp. — Class A
DISH 150117P00030000	Expiration: January 2015, Exercise Price: $30.00	26	325
DISH 150117P00032000	Expiration: January 2015, Exercise Price: $32.00	4	50
DISH 150117P00036000	Expiration: January 2015, Exercise Price: $36.00	12	150
DISH 150117P00040000	Expiration: January 2015, Exercise Price: $40.00	78	975
DISH 160115P00045000	Expiration: January 2016, Exercise Price: $45.00	2	225
DISH 160115P00047000	Expiration: January 2016, Exercise Price: $47.00	48	6,720
DISH 170120P00047500	Expiration: January 2017, Exercise Price: $47.50	4	1,200
DISH 170120P00050000	Expiration: January 2017, Exercise Price: $50.00	32	11,360
			21,005

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Options Written — December 31, 2014 — (Continued)

Identifier		Contractsd	Value
	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities
	CME Group Inc.
CME 150117P00047500	Expiration: January 2015, Exercise Price: $47.50	25	$62
CME 150117P00057500	Expiration: January 2015, Exercise Price: $57.50	2	5
CME 160115P00065000	Expiration: January 2016, Exercise Price: $65.00	10	2,400
CME 160115P00070000	Expiration: January 2016, Exercise Price: $70.00	32	10,640
CME 160115P00075000	Expiration: January 2016, Exercise Price: $75.00	90	40,050
	IntercontinentalExchange Group, Inc.
ICE 160115P00190000	Expiration: January 2016, Exercise Price: $190.00	30	29,100
			82,257
	Support Activities for Mining
	Transocean Limited
RIG 160115P00040000	Expiration: January 2016, Exercise Price: $40.00	120	273,900
	Support Activities for Transportation
	Expeditors International of Washington, Inc.
EXPD 150117P00035000	Expiration: January 2015, Exercise Price: $35.00	30	75
	Telecommunications
	Level 3 Communications, Inc.
LVLT 170120P00033000	Expiration: January 2017, Exercise Price: $33.00	12	3,450
	Warehousing and Storage
	Iron Mountain Inc.
IRM2 150117P00030000	Expiration: January 2015, Exercise Price: $30.00	13	65
	TOTAL PUT OPTIONS WRITTEN
	(premiums received $3,234,528)		$2,229,842

d — 100 Shares Per Contract.
ADR —American Depository Receipt.
ETF — Exchange Traded Fund.

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2014

	The Internet	The Global
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$162,189,593	$9,327,044
Cash	—	164,797
Receivable for contributed capital	24,773	36
Dividends and interest receivable	57,797	9,585
Other accounts receivable	99,877	—
Prepaid expenses and other assets	2,698	3,458
Total Assets	162,374,738	9,504,920
LIABILITIES:
Payable to Adviser	168,296	9,467
Payable to Custodian	5,625	—
Payable to Trustees	2,468	149
Payable to Chief Compliance Officer	191	13
Payable for collateral received for securities loaned	4,380,634	602,851
Payable for withdrawn capital	240,262	—
Accrued expenses and other liabilities	31,200	13,052
Total Liabilities	4,828,676	625,532
Net Assets	$157,546,062	$8,879,388
(1) Cost of investments	$80,802,339	$8,005,318
(2) Includes loaned securities with a market value of	$4,163,840	$579,021

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2014

	The Paradigm	The Medical
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)(3)
Unaffiliated issuers	$1,219,043,605	$30,084,431
Affiliated issuers	57,876,640	—
Cash	163,782	—
Receivable for contributed capital	1,405,661	552
Receivable for investments sold	262,752	—
Dividends and interest receivable	236,956	32,289
Prepaid expenses and other assets	224,583	2,339
Total Assets	1,279,213,979	30,119,611
LIABILITIES:
Payable to Adviser	1,288,619	28,744
Payable to Trustees	19,966	401
Payable to Chief Compliance Officer	1,386	30
Payable for securities purchased	224,871	—
Payable for collateral received for securities loaned	80,379,397	2,947,749
Payable for withdrawn capital	4,788,602	13,047
Accrued expenses and other liabilities	180,858	13,013
Total Liabilities	86,883,699	3,002,984
Net Assets	$1,192,330,280	$27,116,627
(1) Unaffiliated issuers cost	$821,599,016	$19,516,486
(2) Affiliated issuers cost	$40,068,267	$—
(3) Includes loaned securities with a market value of	$77,035,587	$2,761,329

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2014

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$389,510,873	$56,489,772
Cash	—	1,220,531
Receivable for contributed capital	1,860,621	10,005
Receivable for investments sold	3,433,635	9,332
Dividends and interest receivable	102,319	34,811
Other accounts receivable	20,977	—
Prepaid expenses and other assets	227,983	21,943
Total Assets	395,156,408	57,786,394
LIABILITIES:
Payable to Adviser	383,661	58,941
Payable to Custodian	552	—
Payable to Trustees	6,315	958
Payable to Chief Compliance Officer	433	69
Payable for collateral received for securities loaned	40,433,435	3,228,685
Payable for withdrawn capital	1,111,657	101,211
Accrued expenses and other liabilities	63,059	20,639
Total Liabilities	41,999,112	3,410,503
Net Assets	$353,157,296	$54,375,891
(1) Cost of investments	$352,848,312	$43,715,609
(2) Includes loaned securities with a market value of	$38,484,035	$3,101,003

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2014

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value(1)(2)	$38,517,424	$135,469,662
Foreign currencies, at value(3)	—	—
Cash	1,122,592	3,526,925
Receivable for contributed capital	147,652	258,269
Receivable for investments sold	4,917	—
Dividends and interest receivable	115,134	1,887,544
Prepaid expenses and other assets	258	2,727
Total Assets	39,907,977	141,145,127
LIABILITIES:
Written options, at value(4)	1,554,356	2,229,842
Payable to Adviser	30,134	143,757
Payable to Trustees	570	1,998
Payable to Chief Compliance Officer	17	97
Payable for securities purchased	1,250	—
Payable for collateral received for securities loaned	—	2,872,260
Payable for withdrawn capital	67,179	331,642
Accrued expenses and other liabilities	24,279	30,681
Total Liabilities	1,677,785	5,610,277
Net Assets	$38,230,192	$135,534,850
(1) Cost of investments	$38,610,756	$139,098,419
(2) Includes loaned securities with a market value of	$—	$2,774,698
(4) Premiums received	$2,087,842	$3,234,528

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2014

	The Internet	The Global
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$689,663	$74,946
Interest	953	454
Income from securities lending	39,452	40,094
Total investment income	730,068	115,494
EXPENSES:
Investment advisory fees	2,067,040	133,928
Administration fees	71,017	5,511
Professional fees	17,487	8,565
Fund accounting fees	26,669	6,608
Trustees’ fees	8,480	610
Chief Compliance Officer fees	1,960	133
Custodian fees and expenses	10,979	15,741
Other expenses	7,703	455
Total expenses	2,211,335	171,551
Net investment loss	(1,481,267)	(56,057)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	10,596,602	318,326
Net change in unrealized depreciation of:
Investments and foreign currency	(9,485,968)	(1,489,533)
Net realized and unrealized gain (loss) on investments	1,110,634	(1,171,207)
Net decrease in net assets resulting from operations	$(370,633)	$(1,227,264)
† Net of foreign taxes withheld of:	$1,417	$11,440

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2014

	The Paradigm	The Medical
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$5,794,291	$444,154
Interest	38,536	195
Income from securities lending	2,113,970	44,625
Dividends from affiliated issuer	100,872	—
Total investment income	8,047,669	488,974
EXPENSES:
Investment advisory fees	16,274,284	329,517
Administration fees	553,420	11,358
Professional fees	85,971	9,442
Fund accounting fees	195,550	5,899
Trustees’ fees	73,531	1,471
Chief Compliance Officer fees	15,971	315
Custodian fees and expenses	118,193	13,010
Other expenses	53,730	1,075
Total expenses	17,370,650	372,087
Net investment income (loss)	(9,322,981)	116,887
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	37,768,737	724,347
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,751,718)	3,052,140
Net realized and unrealized gain on investments	6,017,019	3,776,487
Net increase (decrease) in net assets resulting from operations	$(3,305,962)	$3,893,374
† Net of foreign taxes withheld of:	$217,857	$32,991

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2014

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$2,162,149	$604,855
Interest	5,315	953
Income from securities lending	874,490	82,471
Total investment income	3,041,954	688,279
EXPENSES:
Investment advisory fees	5,054,631	790,153
Administration fees	172,160	27,265
Professional fees	33,324	11,690
Fund accounting fees	65,301	13,436
Trustees’ fees	26,947	3,517
Chief Compliance Officer fees	5,235	762
Custodian fees and expenses	43,239	27,689
Other expenses	12,609	2,706
Total expenses	5,413,446	877,218
Net investment loss	(2,371,492)	(188,939)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	22,546,457	4,070,775
Net change in unrealized depreciation of:
Investments and foreign currency	(47,310,333)	(7,187,539)
Net realized and unrealized loss on investments	(24,763,876)	(3,116,764)
Net decrease in net assets resulting from operations	$(27,135,368)	$(3,305,703)
† Net of foreign taxes withheld of:	$22,576	$16,991

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2014

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$67,362	$929,057
Interest	181,781	4,111,587
Income from securities lending	5,086	31,040
Total investment income	254,229	5,071,684
EXPENSES:
Investment advisory fees	279,969	1,430,401
Administration fees	13,144	52,581
Professional fees	9,660	14,726
Fund accounting fees	63,631	39,836
Trustees’ fees	1,855	6,231
Chief Compliance Officer fees	345	1,307
Custodian fees and expenses	9,918	19,262
Other expenses	974	3,990
Total expenses	379,496	1,568,334
Net investment income (loss)	(125,267)	3,503,350
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(42,605)	(849,347)
Written option contracts expired or closed	512,251	2,705,128
Long term realized gain distributions received from other
investment companies	3,937	68,109
Net change in unrealized depreciation of:
Investments and foreign currency	(36,162)	(903,970)
Written option contracts	(73,042)	(2,326,852)
Net realized and unrealized gain (loss) on investments	364,379	(1,306,932)
Net increase in net assets resulting from operations	$239,112	$2,196,418

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment loss	$(1,481,267)	$(1,454,560)	$(56,057)	$(11,316)
Net realized gain on sale of
investments and foreign currency	10,596,602	11,541,829	318,326	66,987
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(9,485,968)	52,885,945	(1,489,533)	2,171,749
Net increase (decrease) in net assets
resulting from operations	(370,633)	62,973,214	(1,227,264)	2,227,420
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
BENEFICIAL INTEREST
TRANSACTIONS:
Contributions	4,258,113	12,808,479	1,321,420	4,489,494
Withdrawals	(25,200,462)	(53,634,097)	(3,431,883)	(1,037,208)
Net increase (decrease) in net
assets resulting from beneficial
interest transactions	(20,942,349)	(40,825,618)	(2,110,463)	3,452,286
Total increase (decrease) in net assets	(21,312,982)	22,147,596	(3,337,727)	5,679,706
NET ASSETS:
Beginning of year	178,859,044	156,711,448	12,217,115	6,537,409
End of year	$157,546,062	$178,859,044	$8,879,388	$12,217,115

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$(9,322,981)	$(2,519,178)	$116,887	$(4,268)
Net realized gain (loss) on sale of
investments and foreign currency	37,768,737	992,713	724,347	(341,050)
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(31,751,718)	400,868,795	3,052,140	8,692,907
Net increase (decrease) in net assets
resulting from operations	(3,305,962)	399,342,330	3,893,374	8,347,589
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
BENEFICIAL INTEREST
TRANSACTIONS:
Contributions	41,918,037	130,575,410	2,943,930	5,013,915
Withdrawals	(174,025,392)	(85,425,092)	(4,510,015)	(5,881,082)
Net increase (decrease) in net
assets resulting from beneficial
interest transactions	(132,107,355)	45,150,318	(1,566,085)	(867,167)
Total increase (decrease) in net assets	(135,413,317)	444,492,648	2,327,289	7,480,422
NET ASSETS:
Beginning of year	1,327,743,597	883,250,949	24,789,338	17,308,916
End of year	$1,192,330,280	$1,327,743,597	$27,116,627	$24,789,338

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$(2,371,492)	$23,416	$(188,939)	$156,009
Net realized gain on sale of
investments, foreign currency and
distributions received from other
investment companies	22,546,457	912,482	4,070,775	4,587,167
Net change in unrealized appreciation
(depreciation) of investments and
foreign currency	(47,310,333)	74,243,893	(7,187,539)	16,103,917
Net increase (decrease) in net assets
resulting from operations	(27,135,368)	75,179,791	(3,305,703)	20,847,093
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
BENEFICIAL INTEREST
TRANSACTIONS:
Contributions	137,470,247	200,357,556	7,541,435	28,774,153
Withdrawals	(105,175,818)	(9,127,095)	(16,421,154)	(26,698,470)
Net increase (decrease) in net
assets resulting from beneficial
interest transactions	32,294,429	191,230,461	(8,879,719)	2,075,683
Total increase (decrease) in net assets	5,159,061	266,410,252	(12,185,422)	22,922,776
NET ASSETS:
Beginning of year	347,998,235	81,587,983	66,561,313	43,638,537
End of year	$353,157,296	$347,998,235	$54,375,891	$66,561,313

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
OPERATIONS:
Net investment income (loss)	$(125,267)	$(93,420)	$3,503,350	$1,621,053
Net realized gain on sale of
investments, foreign currency,
written options, securities sold
short and distributions received
from other investment companies	473,583	332,007	1,923,890	2,381,562
Net change in unrealized appreciation
(depreciation) of investments,
foreign currency, written options
and securities sold short	(109,204)	599,148	(3,230,822)	(743,581)
Net increase in net assets
resulting from operations	239,112	837,735	2,196,418	3,259,034
NET INCREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST TRANSACTIONS:
Contributions	21,281,441	15,277,302	67,848,185	49,389,741
Withdrawals	(6,843,392)	(3,357,344)	(24,821,261)	(21,888,150)
Net increase in net assets
resulting from beneficial
interest transactions	14,438,049	11,919,958	43,026,924	27,501,591
Total increase in net assets	14,677,161	12,757,693	45,223,342	30,760,625
NET ASSETS:
Beginning of year	23,553,031	10,795,338	90,311,508	59,550,883
End of year	$38,230,192	$23,553,031	$135,534,850	$90,311,508

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements
December 31, 2014

1. Organization
The Kinetics Portfolios Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the “Master Portfolios”). Pursuant to the 1940 Act, the Master Portfolios, are “non-diversified” series of the Trust, except The Global Portfolio and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.

Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds’ proportionate interests in the Master Portfolio.

Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilize a two-part investment strategy, which includes fixed income and derivatives components.

2. Significant Accounting Policies

Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at the last quoted sales price. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. Debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity will be valued as follows: Debt securities are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Investments in registered open-end investment companies other than exchange-traded funds are valued at their reported net asset value (“NAV”). Certain instruments such as repurchase agreements and demand notes, are traded at cost and there are no market values available for those instruments from third parties. Those instruments are priced at cost.

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2014, 0.00%, 0.00% and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2014.

Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.

Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.

Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.

Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2014 the following Master Portfolios held securities restricted to institutional investors (144A Securities):

		Percentage of
	Market Value	Net Assets
The Alternative Income Portfolio	$655,485	1.71%
The Multi-Disciplinary Income Portfolio	24,733,665	18.25%

An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2014, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Market Opportunities Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	367,500		0.27%
__________________
* Amount is less than $0.50.

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.

Short-Term Investments
The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value. At December 31, 2014, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, and The Multi-Disciplinary Income Portfolio invested approximately 3%, 7%, 7%, 11%, 11%, 6%, and 2%, respectively, of net assets in the Mount Vernon Securities Lending Trust-Prime Portfolio which normally invests in short-term instruments with an objective of maximizing current income to the extent consistent with the preservation of capital and liquidity. Mount Vernon Securities Lending Trust-Prime Portfolio’s financial statements are available on the SEC website www.sec.gov.

Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.

Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio’s ordinary income and capital gains. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2014, open tax years include the tax years ended December 31, 2011 through 2014. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the “Agreements”) with Kinetics Asset Management LLC (the “Adviser”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio’s average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio’s average daily net assets.

For the year ended December 31, 2014, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio incurred expenses of $2,067,040, $133,928, $16,274,284, $329,517, $5,054,631, $790,153, $279,969 and $1,430,401, respectively, pursuant to the Agreements.

For the year ended December 31, 2014, the Trust was allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

4. Securities Transactions
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2014 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$1,309,407	$—	$20,018,037
The Global Portfolio	—	1,430,797	—	2,753,346
The Paradigm Portfolio	—	87,956,559	—	189,262,608
The Medical Portfolio	—	710,421	—	2,091,220
The Small Cap
Opportunities Portfolio	—	124,449,656	—	74,482,019
The Market
Opportunities Portfolio	—	9,800,270	—	14,886,699
The Alternative Income Portfolio	1,197,063	19,073,114	—	4,857,835
The Multi-Disciplinary
Income Portfolio	—	99,830,387	—	36,440,642

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

As of December 31, 2014, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Internet	Global	Paradigm	Medical
Tax cost of investments	$80,772,154	$8,022,574	$882,649,455	$19,583,297
Unrealized Appreciation	81,985,567	2,261,245	477,423,655	12,423,761
Unrealized Depreciation	(568,128)	(956,775)	(83,152,865)	(1,922,627)
Net unrealized appreciation
(depreciation)	$81,417,439	$1,304,470	$394,270,790	$10,501,134

				Multi-
		Market	Alternative	Disciplinary
	Small Cap	Opportunities	Income	Income
Tax cost of investments	$356,139,953	$44,192,156	$38,610,756	$139,260,571
Unrealized Appreciation	75,314,796	16,693,253	264,579	2,480,685
Unrealized Depreciation	(41,943,876)	(4,395,637)	(357,911)	(6,271,594)
Net unrealized appreciation
(depreciation)	$33,370,920	$12,297,616	$(93,332)	$(3,790,909)

For the year ended December 31, 2014, the Master Portfolios wrote the following options:

	Number	Premium
	of Contracts	Amount
The Alternative Income Portfolio
Outstanding at the Beginning of the Year	6,199	$1,141,683
Options Written	10,648	2,332,746
Options Expired	(1,627)	(141,143)
Options Closed	(6,747)	(1,245,444)
Outstanding at December 31, 2014	8,473	$2,087,842

The Multi-Disciplinary Income Portfolio
Outstanding at the Beginning of the Year	20,763	$5,343,721
Options Written	6,777	2,039,900
Options Exercised	(716)	(139,982)
Options Expired	(13,768)	(2,954,114)
Options Closed	(2,284)	(1,054,997)
Outstanding at December 31, 2014	10,772	$3,234,528

5. Portfolio Securities Loaned
As of December 31, 2014, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. The value of the securities on loan and the value of the related collateral at December 31, 2014, were as follows:

	Securities	Collateral
The Internet Portfolio	$4,163,840	$4,380,634
The Global Portfolio	579,021	602,851
The Paradigm Portfolio	77,035,587	80,379,397
The Medical Portfolio	2,761,329	2,947,749
The Small Cap Opportunities Portfolio	38,484,035	40,433,435
The Market Opportunities Portfolio	3,101,003	3,228,685
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	2,774,698	2,872,260

6. Selected Financial Highlights
Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	0.28%	44.75%	23.76%	(1.47)%	21.70%
Ratio of expenses to
average net assets:	1.34%	1.37%	1.37%	1.38%	1.37%
Ratio of net investment
income (loss) to
average net assets:	(0.90)%	(0.84)%	0.16%	(0.43)%	(0.33)%
Portfolio turnover rate	1%	8%	9%	32%	12%

	The Global Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	(12.10)%	28.25%	22.78%	(16.25)%	19.26%
Ratio of expenses to
average net assets:	1.60%	1.73%	1.77%	2.23%	2.43%
Ratio of net investment
income (loss) to
average net assets:	(0.52)%	(0.12)%	0.40%	0.61%	(0.51)%
Portfolio turnover rate	14%	15%	23%	135%	122%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

	The Paradigm Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	(0.48)%	44.36%	22.06%	(14.00)%	17.65%
Ratio of expenses to
average net assets:	1.33%	1.35%	1.36%	1.37%	1.36%
Ratio of net investment
income (loss) to
average net assets:	(0.72)%	(0.23)%	0.50%	0.37%	0.83%
Portfolio turnover rate	7%	4%	6%	58%	7%

	The Medical Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	16.42%	49.23%	8.81%	5.10%	4.30%
Ratio of expenses to
average net assets:	1.41%	1.41%	1.44%	1.40%	1.39%
Ratio of net investment
income (loss) to
average net assets:	0.44%	(0.02)%	1.62%	0.86%	0.55%
Portfolio turnover rate	3%	12%	0%	5%	3%

	The Small Cap Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	(6.98)%	59.69%	26.94%	(13.44)%	14.08%
Ratio of expenses to
average net assets:	1.34%	1.35%	1.44%	1.43%	1.42%
Ratio of net investment
income (loss) to
average net assets:	(0.59)%	0.01%	0.27%	0.03%	0.02%
Portfolio turnover rate	19%	6%	22%	47%	4%

	The Market Opportunities Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	(5.30)%	46.98%	17.73%	(7.63)%	11.53%
Ratio of expenses to
average net assets:	1.39%	1.40%	1.43%	1.42%	1.42%
Ratio of net investment
income (loss) to
average net assets:	(0.30)%	0.27%	0.44%	0.30%	0.56%
Portfolio turnover rate	18%	21%	26%	14%	12%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

	The Alternative Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	1.23%	4.92%	10.05%	(4.66)%	(4.43)%
Ratio of expenses to
average net assets:	1.22%	1.25%	1.49%	1.42%	1.47%
Ratio of net investment
income (loss) to
average net assets:	(0.40)%	(0.54)%	1.99%	1.47%	1.04%
Portfolio turnover rate	17%	19%	56%	69%	111%

	The Multi-Disciplinary Income Portfolio
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Total Return*	2.58%	4.39%	15.42%	0.19%	12.12%
Ratio of expenses to
average net assets:	1.37%	1.39%	1.45%	1.54%	2.41%
Ratio of net investment
income (loss) to
average net assets:	3.06%	1.87%	3.23%	8.00%	2.58%
Portfolio turnover rate	35%	54%	41%	74%	38%

*	The returns are calculated by adjusting the corresponding No-Load Feeder returns by Feeder expenses and reimbursements.

7. Summary of Fair Value Exposure

Security Valuation
Various inputs are used in determining the value of a Master Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio
The following is a summary of the inputs used to value The Internet Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$154,326,163	$24,077	(1)	$—	(2)*	$154,350,240
Escrow Notes	—	—		—	*	—
Rights	317,250	—		—		317,250
Short-Term Investments	469	3,141,000	†	—		3,141,469
Investments Purchased with the Cash
Proceeds from Securities Lending	4,380,634	—		—		4,380,634
Total Investments in Securities	$159,024,516	$3,165,077		$—		$162,189,593

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industry:

Telecommunications	$24,077

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

(2)	The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industry:

Holding Company	$—	*

Transfers out of Level 1 into Level 2	$24,077
Transfers out of Level 2 into Level 1	$4,212

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity. Transfers were made out of Level 2 into Level 1 due to an increase in market activity. Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2013	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2014	$—	*

	Fair Value at	Valuation	Unobservable
Description	12/31/2014	Techniques	Input	Range
Common Stocks	$—*	Delisted-Acquired by the U.S. Government/ Market Comparables	No active market	$0.00-$0.00
Escrow Notes	—*	Conservative Value Assigned Pending Bankruptcy Litigation Proceedings/Market Comparables	No active market	$0.00-$0.00

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
†	Priced at amortized cost.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Global Portfolio
The following is a summary of the inputs used to value The Global Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$7,939,443	$540,344	(1)	$—	$8,479,787
Corporate Bonds	—	35,945		—	35,945
Mutual Funds	52,200	—		—	52,200
Rights	5,130	17,401		—	22,531
Warrants	28,704	—		—	28,704
Short-Term Investments	26	105,000	†	—	105,026
Investments Purchased with the Cash
Proceeds from Securities Lending	602,851	—		—	602,851
Total Investments in Securities	$8,628,354	$698,690		$—	$9,327,044

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Holding Company	$35,930
Oil and Gas Extraction	66,621
Real Estate	407,017
Restaurants	679
Telecommunications	30,097
$540,344
Transfers out of Level 1 into Level 2	$100,370
Transfers out of Level 2 into Level 1	$529,127

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.
Transfers were made out of Level 2 into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

^	See Portfolio of Investments for breakout of investments by industry classification.
†	Priced at amortized cost.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Paradigm Portfolio
The following is a summary of the inputs used to value The Paradigm Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$1,105,708,269	$17,283,644	(1)	$—	(2)*	$1,122,991,913
Corporate Bonds	—	2,446,535		—		2,446,535
Escrow Notes	—	—		—	*	—	*
Mutual Funds	19,800	—		—		19,800
Rights	889,770	—		—		889,770
Warrants	1,954,130	—		—		1,954,130
Short-Term Investments	7,968,700	60,270,000	†	—		68,238,700
Investments Purchased with the Cash
Proceeds from Securities Lending	80,379,397	—		—		80,379,397
Total Investments in Securities	$1,196,920,066	$80,000,179		$—	*	$1,276,920,245

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Holding Company	$21,518
Oil and Gas Extraction	14,779,483
Real Estate	2,477,964
Restaurants	4,679
$17,283,644
Transfers out of Level 1 into Level 2	$14,779,483
Transfers out of Level 2 into Level 1	$2,227,500

(2)	The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industry:

Holding Company	$—	*

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.
Transfers were made out of Level 2 into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2013	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2014	$—	*

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

	Fair Value at	Valuation	Unobservable
Description	12/31/2014	Techniques	Input	Range
Common Stocks	$—*	Delisted-Acquired by the U.S. Government/Market Comparables	No active market	$0.00-$0.00
Escrow Notes	—*	Conservative Value Assigned Pending Bankruptcy Litigation Proceedings/Market Comparables	No active market	$0.00-$0.00

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
†	Priced at amortized cost.

The Medical Portfolio
The following is a summary of the inputs used to value The Medical Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$26,383,585	$—		$—	$26,383,585
Rights	20,393	—		—	20,393
Short-Term Investments	704	732,000	†	—	732,704
Investments Purchased with the Cash
Proceeds from Securities Lending	2,947,749	—		—	2,947,749
Total Investments in Securities	$29,352,431	$732,000		$—	$30,084,431

For the year ended December 31, 2014, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2013	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	3,813
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales		(3,813)
Transfer in and/or out of Level 3	—
Balance as of December 31, 2014	$—

^	See Portfolio of Investments for breakout of investments by industry classification.
†	Priced at amortized cost.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Small Cap Opportunities Portfolio
The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$311,192,333	$36,954,482	(1)	$—	$348,146,815
Corporate Bonds	—	247,975		—	247,975
Rights	484,594	—		—	484,594
Warrants	198,054	—		—	198,054
Investments Purchased with the Cash
Proceeds from Securities Lending	40,433,435	—		—	40,433,435
Total Investments in Securities	$352,308,416	$37,202,457		$—	$389,510,873

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$13,151,739
Holding Company	5,137,502
Real Estate	18,641,031
Telecommunications	24,210
$36,954,482
Transfers out of Level 1 into Level 2	$24,210
Transfers out of Level 2 into Level 1	$86,896

Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.
Transfers were made out of Level 2 into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

^	See Portfolio of Investments for breakout of investments by industry classification.

The Market Opportunities Portfolio
The following is a summary of the inputs used to value The Market Opportunities Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$44,760,318	$3,158,979	(1)	$—		$47,919,297
Corporate Bonds	—	5,005		—		5,005
Mutual Funds	1,800	—		—		1,800
Rights	—	—		—	*	—	*
Warrants	3,986	—		—		3,986
Short-Term Investments	2,664,999	2,666,000	†	—		5,330,999
Investments Purchased with the Cash
Proceeds from Securities Lending	3,228,685	—		—		3,228,685
Total Investments in Securities	$50,659,788	$5,829,984		$—	*	$56,489,772

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Holding Company	$1,153,921
Real Estate	2,005,058
$3,158,979

For the year ended December 31, 2014, there were no transfers into or out of Level 1 or Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2013	$41,105
Accrued discounts/premiums	—
Realized gain (loss)	(883,640)
Change in unrealized appreciation (depreciation)	884,919
Net purchases	—
Net sales	(42,384)
Transfer in and/or out of Level 3	—
Balance as of December 31, 2014	$— *

	Fair Value at	Valuation	Unobservable
Description	12/31/2014	Techniques	Input	Range
Rights	$—	Market Comparables	No active market	$0.00-$0.00

There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
†	Priced at amortized cost.

The Alternative Income Portfolio
The following is a summary of the inputs used to value The Alternative Income Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3	Total
Corporate Bonds	$—	$24,748,564		$—	$24,748,564
U.S. Government Agency Issues	—	1,232,496		—	1,232,496
U.S. Treasury Obligations	—	2,098,391		—	2,098,391
Exchange Traded Funds	7,272,273	—		—	7,272,273
Purchased Put Options	—	57,194		—	57,194
Short-Term Investments	1,565,506	1,543,000	†	—	3,108,506
Total Investments in Securities	$8,837,779	$29,679,645		$—	$38,517,424
Liabilities
Written Options	$—	$1,554,356		$—	$1,554,356

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

For the year ended December 31, 2014, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.
†	Priced at amortized cost.

The Multi-Disciplinary Income Portfolio
The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio’s net assets as of December 31, 2014:

Assets^	Level 1	Level 2		Level 3	Total
Convertible Bonds	$—	$16,983,459		$—	$16,983,459
Corporate Bonds	—	91,396,323		—	91,396,323
Municipal Bonds	—	367,500		—	367,500
Escrow Notes	—	95,000		—	95,000
Exchange Traded Notes	4,177	—		—	4,177
Mutual Funds	10,325,127	—		—	10,325,127
Purchased Put Options	—	1,557,389		—	1,557,389
Short-Term Investments	5,929,427	5,939,000	†	—	11,868,427
Investments Purchased with the Cash
Proceeds from Securities Lending	2,872,260	—		—	2,872,260
Total Investments in Securities	$19,130,991	$116,338,671		$—	$135,469,662
Liabilities
Written Options	$—	$2,229,842		$—	$2,229,842

For the year ended December 31, 2014, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.
†	Priced at amortized cost.

8. Disclosures about Derivative Instruments and Hedging Activities
The Master Portfolios have adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio’s results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Alternative Income Portfolio
Statement of Assets and Liabilities

Fair Values of derivative instruments as of December 31, 2014:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments, at
Purchased Put Options	value	$57,194		$—
Total		$57,194
			Written put option
Written Put Options		$—	contracts, at value	$1,554,356
Total		$—		$1,554,356

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$—
Written Put Options	512,251
Total	$512,251

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$(15,984)
Written Put Options	(73,042)
Total	$(89,026)

The Alternative Income Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2014: written option contracts (10,648 contracts) were opened and $2,332,746 premiums were received during the year, purchased option contracts (168 contracts) were opened and $73,178 premiums were paid during the year.

Average quarterly market value of:

Options Written	$1,043,310
Purchased Options	$50,315

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Multi-Disciplinary Income Portfolio
Statement of Assets and Liabilities

Fair Values of derivative instruments as of December 31, 2014:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments,
Purchased Put Options	at value	$1,557,389		$—
Total		$1,557,389
			Written put option
Written Put Options		$—	contracts, at value	$2,229,842
Total		$—		$2,229,842

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$—
Written Put Options	2,705,128
Total	$2,705,128

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$25,416
Written Put Options	(2,326,852)
Total	$(2,301,436)

The Multi-Disciplinary Income Portfolio has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Portfolio’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2014: written option contracts (6,777 contracts) were opened and $2,039,900 premiums were received during the year, purchased option contracts (1,696 contracts) were opened and $1,153,706 premiums were paid during the year.

Average quarterly market value of:

Options Written	$2,009,460
Purchased Options	$1,330,154

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

9. Offsetting Assets and Liabilities
The Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Internet Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Internet Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Securities
Lending	$4,380,634	$—	$4,380,634	$4,380,634	$—	$—
	$4,380,634	$—	$4,380,634	$4,380,634	$—	$—

The Global Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Global Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Securities
Lending	$602,851	$—	$602,851	$602,851	$—	$—
	$602,851	$—	$602,851	$602,851	$—	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Paradigm Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Paradigm Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Securities
Lending	$80,379,397	$—	$80,379,397	$80,379,397	$—	$—
	$80,379,397	$—	$80,379,397	$80,379,397	$—	$—

The Medical Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Medical Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Securities
Lending	$2,947,749	$—	$2,947,749	$2,947,749	$—	$—
	$2,947,749	$—	$2,947,749	$2,947,749	$—	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Small Cap Opportunities Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Small Cap Opportunities Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Securities
Lending	$40,433,435	$—	$40,433,435	$40,433,435	$—	$—
	$40,433,435	$—	$40,433,435	$40,433,435	$—	$—

The Market Opportunities Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Market Opportunities Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Securities
Lending	$3,228,685	$—	$3,228,685	$3,228,685	$—	$—
	$3,228,685	$—	$3,228,685	$3,228,685	$—	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

The Alternative Income Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Alternative Income Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Written
Options	$1,554,356	$—	$1,554,356	$—	$1,554,356	$—
	$1,554,356	$—	$1,554,356	$—	$1,554,356	$—

The Multi-Disciplinary Income Portfolio
The following is a summary of the Assets and Liabilities subject to offsetting in The Multi-Disciplinary Income Portfolio as of December 31, 2014:

Liabilities:	Gross Amounts	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the statement of financial position
	of Recognized Liabilities	of Financial Position	of Financial Position	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Written
Options	$2,229,842	$—	$2,229,842	$—	$2,229,842	$—
Securities
Lending	2,872,260	—	2,872,260	2,872,260	—	—
	$5,102,102	$—	$5,102,102	$2,872,260	$2,229,842	$—

10. Affiliated Issuers
Under section 2(a)(3) of the 1940 Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company’s outstanding voting stock.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

Investments in affiliated companies for the Paradigm Portfolio as of December 31, 2014, are shown below:

	Number of			Number of
	shares held at			shares held at
	December 31,	Gross	Gross	December 31,
Name of issuer	2013	additions	reductions	2014
Texas Pacific Land Trust	306,600	183,880	—	490,480

	Fair value at		Realized
	December 31,	Dividend	capital
Name of issuer (continued)	2014	income	gain/loss
Texas Pacific Land Trust	$57,876,640	$100,872	$—

11. Information about Proxy Voting (Unaudited)
Information regarding how the Master Portfolios votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds’ website at www.kineticsfunds.com and by accessing the SEC’s website at www.sec.gov. Information regarding how the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC’s website at www.sec.gov.

12. Information about the Portfolio Holdings (Unaudited)
The Kinetics Portfolios Trust files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Master Portfolios’ Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

13. Subsequent Events
In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios’ financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2014

14. Recent Accounting Pronouncements
In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures will have on the Fund’s financial statement disclosures.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of
Kinetics Mutual Funds, Inc.
Elmsford, NY

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio, each a series of shares of Kinetics Portfolios Trust (the “Trust”), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight portfolios of the Kinetics Portfolios Trust as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2015

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios
(Unaudited)

Management of the Funds and the Portfolios

The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not “interested persons” of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios’ shareholders and are governed by the laws of the State of Delaware in this regard.

Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-930-3828.

Board of Directors/Board of Trustees

Independent Directors/Trustees

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Steven T. Russell	Independent Director/	Indefinite/
Year Born: 1963	Independent Trustee	14 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Douglas Cohen, CPA	Independent Director/	Indefinite/
Year Born: 1961	Independent Trustee	14 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven Russell Law Firm (April 2010 to present); Professor of Business Law and Finance, Suffolk County Community College (1997 to present); Attorney and Counselor at Law, Partner, Law firm of Russell and Fig (September 2002 to April 2010).	16	N/A

Chief Financial Officer, Sunrise Credit Services, Inc. (2005 to present); Wagner & Zwerman, LLP Certified Public Accountant (1997 to 2005).	16	N/A

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Independent Directors/Trustees (Continued)

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
William J. Graham	Independent Director/	Indefinite/
Year Born: 1962	Independent Trustee	14 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Joseph E. Breslin	Independent Director/	Indefinite/
Year Born: 1953	Independent Trustee	14 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

James M. Breen	Independent Director/	Indefinite/
Year Born: 1953	Independent Trustee	6 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Attorney, William J. Graham, PC (2001 to present); Bracken & Margolin, LLP (1997 to 2001).	16	N/A

J.E. Breslin & Co. – Consulting (2010 to present); Chief Operating Officer, Central Park Credit Holdings (2007 to 2009).	16
Trustee, Hatteras Alternative Mutual Funds Trust (5 portfolios); Trustee, Underlying Funds Trust (5 portfolios); Trustee, HCIM Trust (2 portfolios); Manager, Hatteras Global Private Equity Partners Institutional, LLC; Manager, Hatteras GPEP Fund II, LLC; Manager, Hatteras VC Co-Investment Fund II, LLC; Manager, Hatteras Master Fund, L.P.; Manager, Hatteras Core Alternatives TEI Fund, L.P.; Manager, Hatteras Core Alternatives Fund, L.P.; Manager, Hatteras Core Alternatives Institutional Fund, L.P.; Manager, Hatteras Core Alternatives TEI Institutional Fund, L.P.; Trustee, Forethought Variable Insurance Trust (5 portfolios); and Trustee, Hatteras Variable Trust (2012-2013).

Vice President, HBES Consulting, Inc. (2014 to present); Senior Special Agent, Homeland Security Investigations, Miami, FL (2011 to 2014); Assistant Attaché Immigration& Customs Enforcement, Pretoria, South Africa (2008 to 2011).	16	N/A

KINETICS PORTFOLIOS TRUST Management of the Funds and the Portfolios—(Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Murray Stahl(3)	Director/Trustee	Indefinite/
Year Born: 1953	& Secretary	14 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Peter B. Doyle(3)	Director/Trustee,	Indefinite/
Year Born: 1962	President & Chairman	12 years
c/o Kinetics Asset Management LLC	of the Board
470 Park Avenue South
New York, New York 10016

Leonid Polyakov(3)	Director/Trustee	Indefinite/
Year Born: 1959	& Treasurer	10 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

(1)	The term “fund complex” refers to the Company and the Trust, which hold themselves out as related for investment purposes.

(2)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or investment companies registered under the 1940 Act.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Chairman, FRMO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Chairman and Chief Investment Officer, Horizon Kinetics LLC, (including Horizon Asset Management LLC (an investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers, LLC (2000 to present)).	16	Director and Officer of FRMO Corp.

Vice President, FMRO Corp. (2001 to present) (provides consulting services to private investment funds and research services with respect to marketable securities); Managing Director, Horizon Kinetics LLC (including Horizon Asset Management, LLC (an investment adviser) (1994 to present); Kinetics Asset Management LLC and Kinetics Advisers LLC (2000 to present); and President of Kinetics Mutual Funds, Inc. (1998 to present).	16	Director and Officer, FRMO Corp.

CFO, Kinetics Asset Management LLC (2000 to 2011); CFO and FINOP, Kinetics Funds Distributor LLC (2002 to 2011); Director, Kinetics Advisers, LLC (2000 to 2011); formerly, CFO, KBD Securities, LLC (2000 to 2009).	16	N/A

(3)	Directors/Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST Management of the Funds and the Portfolios—(Continued) (Unaudited)

Board of Directors/Board of Trustees (Continued)

Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Age	Company/ Trust	Time Served
Andrew M. Fishman	Chief Compliance	Indefinite/
Year Born: 1950	Officer	10 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Jay H. Kesslen	Vice President and	Indefinite/
Year Born: 1973	Assistant Secretary	10 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Principal Occupation(s)	Other Directorships
During Past Five Years	Held by Officer
Associate General Counsel, Horizon Kinetics LLC (2011 to present); General Counsel, Horizon Asset Management, Inc. (1997 to 2011); Secretary, Horizon Asset Management, Inc. (2006 to 2011); Chief Compliance Officer, Horizon Asset Management, Inc. (1997 to 2008); Chief Compliance Officer, Kinetics Asset Management, Inc. (1999 to 2011); Chief Compliance Officer, Kinetics Advisers, LLC (2000 to 2011).
N/A

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC (an investment adviser) (2011 to present), Kinetics Asset Management LLC (2000 to present), Kinetics Advisers LLC (2000 to present), Kinetics Funds Distributor LLC (2000 to present), KBDSecurities LLC (2000 to present)); General Counsel, FRMO Corp. (2014 to present).
N/A

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy (Unaudited)

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

This privacy policy is not part of the annual report.

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Kinetics Mutual
Funds, Inc.
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Kinetics Asset Management LLC
470 Park Avenue South
New York, NY 10016

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

DISTRIBUTOR
Kinetics Funds Distributor LLC
470 Park Avenue South
New York, NY 10016

ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014 Kinetics Portfolios Trust	FYE 12/31/2014 Kinetics Mutual Funds	FYE 12/31/2013 Kinetics Portfolios Trust	FYE 12/31/2013 Kinetics Mutual Funds
Audit Fees	84,450	84,450	82,000	82,000
Audit-Related Fees	0	0	0	0
Tax Fees	23,175	23,175	22,500	22,500
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)* /s/ Peter B. Doyle
Peter B. Doyle, President

Date 4/24/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter B. Doyle
           Peter B. Doyle, President
Date 4/24/2015

By (Signature and Title)* /s/ Leonid Polyakov
                                                         Leonid Polyakov, Treasurer
Date 4/23/2015

* Print the name and title of each signing officer under his or her signature.